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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-3091

Merrill Lynch Series Fund, Inc., including the following portfolios:
      Balanced Capital Strategy Portfolio
      Core Bond Strategy Portfolio
      Fundamental Growth Strategy Portfolio
      Global Allocation Strategy Portfolio
      High Yield Portfolio
      Intermediate Government Bond Portfolio
      Large Cap Core Strategy Portfolio
      Money Reserve Portfolio
      Natural Resources Portfolio

Address:  P.O. Box 9011
          Princeton, NJ  08543-9011

Name and address of agent for service:  Terry K. Glenn, President, Merrill Lynch
      Series Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ,  08536.
      Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/02

Date of reporting period: 01/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y


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MERRILL LYNCH SERIES FUND, INC.
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THE MERRILL LYNCH FUND OF STRIPPED ("ZERO") US TREASURY SECURITIES, SERIES A, B,
C, D, E, F, G, H, J, K AND L

ANNUAL REPORT
DECEMBER 31, 2002
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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 2002
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DEAR SHAREHOLDER:

We are pleased to submit this annual report for Merrill Lynch Series Fund, Inc., in which we summarize the investment performance of each Portfolio and outline our views on the investment environment. Performance information for each Portfolio in Merrill Lynch Series Fund, Inc., excluding the Money Reserves Portfolio, can be found in the tables on pages 14-19 of this report to shareholders.

BALANCED CAPITAL STRATEGY PORTFOLIO

During the six-month period ended December 31, 2002, U.S. equity markets fell sharply as investors struggled through a "crisis of confidence" driven by uncertain economic and corporate earnings prospects, a series of corporate governance scandals and geopolitical concerns. During the first half of the period, the bear market in U.S. equities reached historic proportions with a decline comparable to that of the third quarter of 1987, which included the October crash, and the third quarter of 1974, which ended the 1973-1974 bear market. Most major U.S. market indexes, as well as those of the United Kingdom and Europe, declined approximately 20%. Decelerating economic growth, continued reductions in corporate earnings expectations, a growing fear of a military attack in Iraq and investor capitulation combined to drive prices dramatically lower.

During the fourth quarter of 2002, stock prices posted gains, beginning their recovery from the early October lows and repairing some of the damage inflicted in the third quarter's decline. An accumulation of positive economic reports, additional monetary policy initiatives by the Federal Reserve Board, corporate earnings results that generally met or exceeded expectations and attractive valuation combined to propel the unmanaged benchmark Standard & Poor's (S&P) 500 Index higher. Third quarter gross domestic product growth was revised upward to a 4% pace, driven by personal consumption expenditures and residential construction activity, while inflation trends remained benign. The Index of Leading Economic Indicators rose for the first time since May 2002, housing activities remained strong and employment trends rebounded. While holiday retail sales activity was sluggish, auto sales trends remained robust. Third quarter earnings showed the first year-over-year improvement in six quarters and we believe should continue to accelerate into 2003. Finally, the dividend yield of the S&P 500 Index exceeded the interest rate on U.S. Treasury bills for the first time since 1991. These favorable conditions drove the rebound in equity prices. For the six-month period ended December 31, 2002, the unmanaged benchmark S&P 500 Index had a total return of -10.3%. Bonds continued to be the preferred asset class as sluggish economic growth, low inflation and a flight to quality drove investors to the fixed income market. U.S. government securities benefited from their safety and soundness in this uncertain period while the attractive yields available in the corporate sector of the market enhanced their appeal. The unmanaged benchmark Merrill Lynch Domestic Bond Master Index had a +6.5% total return for the six-month period ended December 31, 2002.

For the six-month period ended December 31, 2002, Balanced Capital Strategy Portfolio had a -8.66% total return. Each asset class within the Fund underperformed its respective benchmark for the period. Within the equity portfolio, positive contributions from our positions in the consumer staple, media and entertainment, pharmaceutical and insurance sectors were more than offset by weakness in the retail, diversified industrial, technology and capital markets sectors. Within the fixed income portfolio, the benefits of a contraction in yield spreads between government and corporate bonds as well as our neutral duration position of five years were offset by weakness in the high yield sector of the bond market and credit quality deterioration in selected holdings.

While near-term prospects for the equity market remain cloudy given sluggish economic conditions, uncertain corporate earnings prospects and poor investor psychology, we remain constructive on the longer-term outlook for stocks and believe our strategy of maintaining a relatively high equity exposure will ultimately prove rewarding. Reminiscent of the late 1999 and early 2000 period when high valuations could not be justified and our conservative position proved appropriate, we believe the current low valuation level



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Simply put, the lower stock prices go, the more value we perceive and the more opportunities we will seek to exploit. We believe this is the appropriate strategy to generate above-average risk adjusted returns and expect our disciplined investment approach to prove valuable as we move through this challenging period.

During the six-month period ended December 31, 2002, we continued to adjust our holdings in response to ongoing price volatility. Within the equity portfolio, we further increased our energy exposure, initiating positions in Devon Energy Corporation, Murphy Oil Corporation and Exxon Mobil Corporation. Resurgent economic growth should benefit hydrocarbon demand while supply remains constrained because of political problems in Iraq and Venezuela and low levels of drilling activity in North America. These factors should produce improved energy commodity prices and create a favorable backdrop for the stocks. We believe that Exxon Mobil remains one of the world's best-managed and most profitable companies, while Devon and Murphy offer a superior production profile and exciting exploration prospects. We also increased our technology exposure, raising positions in Microsoft Corporation and Accenture Ltd. The recent sharp correction in technology stock prices has afforded us an opportunity to begin to invest in several superior companies that offer strong competitive positions, solid financial characteristics, high returns and proven managements, while selling at attractive valuation levels for the first time in many years. We further increased our position in the industrial sector, adding to existing positions in E.I. du Pont de Nemours and Company and United Technologies Corporation, while introducing Tyco International Ltd. to the Portfolio. Recent price declines, driven by actual or perceived earnings risk in a decelerating economy, have driven these stocks to record-low valuation levels, creating attractive opportunities in the shares of these fine companies. Tyco appears particularly interesting given the quality of its new management team, low investor expectations and very low valuation levels. We eliminated holdings in selected retailers such as The Home Depot, Inc. and Circuit City where deteriorating fundamental trends have yet to be fully reflected in reduced valuations, suggesting high near-term risk. We also reduced or eliminated holdings in a number of companies including Anheuser-Busch Companies, Inc., Minnesota Mining and Manufacturing Company (3M Co.), Harrah's Entertainment Inc. and Wells Fargo & Co., where strong relative stock performance reduced their attractiveness.

At December 31, 2002, within the fixed income portfolio, investment-grade corporate bonds continued to represent the largest sector at 67.9% of fixed income assets, reflecting this sector's very attractive total return potential. High yield corporate bonds represented 15.5% of fixed income assets and U.S. Treasury securities represented 16.6% of fixed income assets. This compares to 67.4% in investment-grade corporate bonds, 11.3% in high yield corporate bonds and 21.3% in U.S. Treasury securities at June 30, 2002. Average quality ratings declined slightly to Baa1/BBB+, while average yield to maturity fell 38 basis points (.38%) to 6.7%.

At December 31, 2002, 65.4% of the Portfolio's net assets were invested in equities, 30.4% in fixed income securities and 3.7% in cash equivalents. This compares to 66.2% in equities, 30.5% in fixed income securities and 2.3% in cash equivalents at December 31, 2001. 2002 was a challenging year for the Portfolio. Our bullish investment position extracted a performance penalty as bonds significantly outperformed stocks during the year. We anticipate a more hospitable environment for equities in 2003 as the combination of low interest rates, high levels of liquidity and rising government spending are expected to drive an acceleration in economic and corporate earnings growth. Bonds, by contrast, look expensive, particularly U.S. Treasury securities, as investors are willing to pay very high prices to avoid risk. Just as the investment pendulum swung too far in the bullish direction in late 1999 and early 2000, we believe it has swung too far in the bearish direction today, creating many very attractive investment opportunities. This view supports our current asset allocation position and we believe will produce superior returns for our investors in the periods ahead.

For the 12 months ended December 31, 2002, the Portfolio had a total return of -12.89%. This compared to the -22.10% total return for the S&P 500 Index for the same period. Our equity holdings outpaced the performance of the benchmark S&P 500 Index as positive contributions from our positions in consumer staple, basic material, media and aerospace/defense sectors overcame weakness in the technology, pharmaceutical, diversified industrial and capital markets sectors. During the 12-month period ended December 31, 2002, our bond positions considerably underperformed the benchmark Merrill Lynch Domestic Bond Master Index, which had a total return of +10.41%, as deteriorating credit quality, aggressive rating agency downgrade actions and investors' heightened risk aversion drove investment-

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grade corporate and high yield corporate spreads to near record wide levels.
Given our concentration in such sectors within the fixed income portfolio, these conditions produced relatively weak results.

CORE BOND STRATEGY PORTFOLIO

The U.S. economy grew throughout 2002, although the pace of the growth had been quite uneven from quarter to quarter. For the year as a whole, the economy grew at an annual pace of approximately 2.5%--modest for sure, but hardly the source for "double dip" recessionary concerns that dominated the headlines from time to time. Inflation remained virtually non-existent, with the core personal consumption expenditure deflator, the inflation gauge watched by the Federal Reserve Board, rising by only 1.8%.

In past economic recoveries, businesses have contributed significantly to growth. However, the continuing corporate profit drought in the face of significant excess capacity left businesses holding back on capital spending and achieving productivity gains through paring down payrolls. The consumer sector, on the other hand, held up remarkably well, despite the weak employment outlook, declining equity markets, and terrorism and geopolitical concerns adding to the decline in consumer confidence. Nevertheless, the sharp drop in mortgage rates during the past year contributed to a healthy housing market and a refinancing boom, helping out the consumer, while heavy economic incentives (such as zero-cost financing) helped keep consumption of durable goods, such as automobiles, robust.

Looking ahead, we anticipate the economy to grow at a sub-par rate of below 3% in 2003, with risks to the forecast more evenly balanced. While the prospects for a strong fiscal stimulus package from Washington, D.C. have improved markedly, the timing of the legislation, its scope and its potential positive impact on the economy over the near term remain uncertain. At the same time, the possible end of the mortgage refinancing boom and a murky labor market could further erode consumer confidence, posing downside risks to the economy. Capital spending by businesses is also likely to remain somewhat subdued as the sectors that have contributed historically to capital spending--telecommunications, utility and the energy sectors--still work out past excesses. Government spending is not likely to contribute very much, given the potential for growing fiscal deficits at state and local government levels somewhat offsetting the spending from Washington.

Interest rates essentially followed the economic news through most of the year. The Federal Reserve Board started the year with the Federal Funds rate at 1.75%, and an economic bias that was tilted toward "weakness." Following a strong first quarter in 2002, the Federal Reserve Board at the March Federal Open Market Committee (FOMC) meeting changed its bias to "balanced," signaling that the risks toward economic weakness on the one hand and inflationary concerns on the other were equally balanced. With the economy showing signs of stress in the third quarter of 2002, the Federal Reserve Board switched the bias once again toward "weakness" in the economy at the August FOMC meeting. Amid growing deflationary concerns, and the potential for the economy to slip back into a recession, the Federal Reserve Board surprised investors at its November FOMC meeting, by lowering the Federal Funds rate by 50 basis points (.50%) to 1.25%, but changing the bias once again to "balanced."

Most Treasury yields reacted to the changing economic prospects throughout the year. Sensing a strong recovery, Treasury yields rose significantly in the first quarter, with the two-year note rising by 70 basis points, and the 10-year note and the 30-year bond by 35 basis points. However, with the waning prospects of an economic recovery, Treasury yields fell sharply from early April with most of the declines occurring in the third quarter through October 10, 2002. During this period, two-year note yields declined by 197 basis points, 10-year notes by 177 basis points and 30-year bonds by 111 basis points. Although yields have backed up toward year end, for the year as a whole, the investment-grade sector in general, and Treasury issues in particular, had a solid year.

Going forward, we expect the Federal Reserve Board to remain on hold, at least through the first half of 2003. While a slow-growing economy with little threat of inflation should keep interest rates range bound, the risks to the fixed income markets have become somewhat asymmetric. The growing budget deficits at the Federal and state levels, along with the absolute low levels of current interest rates, not to mention the stellar performance of the fixed market over the past three years, give us little reason to hope for a sustained drop in interest rates. Accordingly, we anticipate interest rates to have an upward bias and the yield curve to have a bearish steepening bias over the next few months.

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During the 12-month period ended December 31, 2002, Core Bond Strategy Portfolio had a total return of +9.95%, compared to +10.25% for the Fund's benchmark, the unmanaged Lehman Brothers Aggregate Bond Index.

As 2002 began, with all signs pointing to a slowly but steadily improving economy, the portfolio was positioned to take advantage of the interest rate conditions usually associated with such an environment. The portfolio maintained overweighted positions between 3%--8% in the major credit sectors, including corporate bonds, mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS). Through May, these allocations proved to be quite positive from a performance standpoint. MBS and CMBS had the highest excess return relative to duration-neutral Treasury securities of any major Lehman Brothers Aggregate Bond Index sector, and while corporate bond spreads were static during the period, the yield advantage available made our overweight profitable. In addition, we kept the duration of the portfolio very close to that of the benchmark, as we believed that yields would not move much. In spite of the month-to-month volatility, yields ended May essentially unchanged from the beginning of the year.

However, during the last two weeks of May, warning signals began to emerge which caused us to question our optimistic view of the economy and the markets. After peaking at about 10,350, the Dow Jones Industrial Average plunged more than 2,500 points in just over eight weeks. Consumer confidence, estimates of gross domestic product growth, and Treasury yields also fell, and by the beginning of August the markets were in a crisis mode. Although we made major adjustments in portfolio construction by reducing our corporate and mortgage overweighted positions to neutral and adding duration, performance suffered slightly as market liquidity dried up. This caused our restructuring to take longer than expected, and execution delays invariably cost money in such volatile market conditions.

In the last quarter of 2002, the summer's extreme volatility gave way to a market in which Treasury yields have traded in a narrow range. As was true at the beginning of the year, the credit sectors have again taken a leading role. While we have reestablished overweight positions in the corporate and mortgage sectors, we remain mindful of the potential for a return of volatility. As such, our overweights are smaller--about 2%-3% and more liquid, which will enable us to move quickly back to a neutral profile should it become necessary. We have continued to actively manage portfolio duration and to aggressively finance our to-be-announced mortgage holdings, which are sound strategies designed to incrementally increase Fund performance.

Going forward, we expect to maintain a portfolio profile reflective of our pro-cyclical bias--spread sector overweights and duration less than that of the benchmark. While we believe there is a high probability that there will be a military conflict with Iraq during the first quarter of 2003, we anticipate that this will ultimately result in a decline in volatility as uncertainty is removed from the markets. We expect this to provide the basis for solid, if unspectacular, economic growth as the year progresses.

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

For the 12 months ended December 31, 2002, Fundamental Growth Strategy Portfolio had a total return of -28.47%, compared to a total return of -28.56% for the Lipper Large Cap Growth Fund Average. For the same 12-month period, the Fund's benchmark, the unmanaged Standard & Poor's 500 Index, had a return of -22.10%. This was an unprecedented third consecutive calendar year with negative investment returns for large cap growth stocks in the post-World War II period.

The most negative influence on the Fund's investment performance during the fiscal year was the decline of selected holdings in the hospital management and information technology industries. The single most negative stock investment on a comparative basis was the Fund's investment holding in AOL Time Warner Inc.

Positive comparative influences on the Fund's investment returns came from selected holdings in the specialty retailing, restaurant, media, food and financial services industries. Equity investments in the following companies had a positive effect on the comparative investment performance over the calendar year 2002. These companies were Bed, Bath & Beyond Inc., Lowe's Companies, Inc., Target Corporation, YUM! Brands, Inc. and Brinker International, Inc. in the retailing and restaurant industries. Unilever N.V., Anheuser-Busch Companies, Inc. and Coca-Cola Enterprises Inc. in the food and beverage industries. Also

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Marsh & McLennan Companies, Inc., Wells Fargo & Company., MBNA Corp., T. Rowe
Price Group Inc. and American Express Company in the financial services industry.

In our opinion, a meaningful influence on stock market valuations is the "war on terrorism" policy, which is being pursued by the Bush administration. Historically, on average the U.S. equity markets have not provided above-average investment returns during periods of pending or actual armed conflict. However, typically U.S. stock markets have risen meaningfully after the resolution of war as they did after the conclusion of the Gulf War in 1991 and the end of the Vietnam War in late 1974 and early 1975.

The Fund's largest sector for investment is consumer discretionary at over 18% of net assets at year-end 2002. In our opinion, we should be optimistic about the U.S. Congress passing President Bush's tax bill with potentially positive developments in terms of increases in the rate of real growth of consumer spending. More than 16% of the net assets at December 31, 2002 were invested in stocks in the bank, diversified financials and insurance industries, which could see price appreciation if overall U.S. equity markets and interest rates rise with a recovery in the rate of real economic growth in the United States as a result of fiscal policy initiatives at the Federal level of government.

GLOBAL ALLOCATION STRATEGY PORTFOLIO

Global Allocation Strategy Portfolio seeks to provide high total investment return through a flexible, value-oriented approach. The Portfolio invests in U.S. and global equity and fixed income securities and is broadly diversified across asset classes, countries and securities. Within the equity portion of the Portfolio, we look for undervalued companies that we believe are expected to generate above-average rates of return. In selecting fixed income securities, we focus on total return and credit analysis. Diversification is used as the key means of risk management.

During the 12-month period ended December 31, 2002, the unmanaged S&P 500 Index decreased 22.10%, the unmanaged NASDAQ Composite Index declined by 31.26%, the unmanaged Dow Jones Euro Stoxx 50 Index declined by 35.65%, and the unmanaged Nikkei 225 was off by 17.96%. The uncertain U.S. economic recovery was mirrored across economies globally and was reflected by poor equity market performances. The U.S. equity market enjoyed a small rally in March 2002, however, the overall trend was downward since that time, with market upturns occurring in August and October of 2002. The year was marked by high volatility in the equity markets driven by a rash of negative earnings announcements, regulatory investigations and corporate accounting irregularities highlighted by the bankruptcies of Enron Corporation (in December 2001) and WorldCom Inc. (in July 2002). During the 12-month period ended December 31, 2002, the Federal Reserve Board lowered the Federal Funds rate only once from 1.75% to 1.25% in early November 2002 to its lowest rate since 1961.

The fiscal year ended December 31, 2002 began in the wake of the Enron bankruptcy scandal and investors reacted by focusing on the corporate accounting practices of the market's issuers. Announcements of regulatory investigations into accounting for off-balance sheet partnerships and transactions disturbed the markets in January 2002. Credit rating agency actions on corporate debt ratings also moved to the forefront of investors' attention. Economic and currency difficulties in Latin America impacted financial and energy companies with Latin operations. Positive economic news prompted a rally in February 2002, which continued into March. Federal Reserve Board Chairman Alan Greenspan commented that the "expansion is well underway." The Federal Open Market Committee announced that interest rates would be held steady, and until November 2002, they were. Toward the end of March 2002, investors became more focused on company-specific issues as first quarter earnings releases loomed. The Securities and Exchange Commission continued to disclose probes into accounting practices at major U.S. companies. Corporations continued to announce lower earnings reports, further employee reductions and balance sheet restructuring initiatives. Liquidity in the capital markets continued to dry up in the context of credit rating downgrades and continued negative newsflow from corporate America.

Economic data released in early April 2002 was mixed. The NASDAQ Composite Index hit a six-month low in late April, while the Dow Jones Industrial Average touched its February low. The U.S. equity market had a short-lived rally in late April on news that gross domestic product was up a seasonally adjusted 5.8% for the first quarter because of strong growth in housing, consumer and government spending. The month of April closed with news that earnings for S&P 500 Index companies were down 11% on a year-over-year

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basis, and the expectation that the Federal Reserve Board probably would not raise rates before the summer.

Global equity markets performed poorly in May and June 2002. The U.S. stock market continued to slide downward on mixed economic data, which indicated a weaker-than-expected recovery, coupled with negative newsflow from corporate America. June brought better economic news with indications of strong growth in manufacturing, expansion of the service economy and a fall in unemployment claims for May 2002. Investor confidence was curbed by renewed concerns because of violence in the Middle East and tensions between India and Pakistan. Difficulties in Latin America continued as concerns over Brazil's ability to pay its debt mounted. On the domestic front, questions on the reliability of reported data were raised as major corporations admitted to wrongdoing. At the end of June, economic data indicated that the recovery had slowed and that consumer confidence had slipped further.

In July 2002, Worldcom Inc., with over $9 billion in misstated income, declared the largest U.S. bankruptcy, sparking a marked sell-off in the equity markets. Weaker-than-expected economic indicators also contributed to the decline. The market lifted on the announcement that the International Monetary Fund had agreed to $30 billion of financing for Brazil, only to drop off dramatically in September 2002 to hit four-year lows. Consumer confidence fell on concerns about the faltering economic recovery and the possibility of a military conflict with Iraq. The U.S. economy grew less than expected at 3.1% in the third quarter of 2002, restrained by a wider trade deficit and a decline in commercial construction to the lowest level since 1996. The stock market rallied and U.S. Treasury bond yields rose throughout October and November as investors reacted to good housing data and as stronger consumer confidence data was reported at the end of October and November. In November 2002, unemployment rates rose to 6%, matching the April 2002 level, which was an eight-year high for unemployment. Most world markets fell in December 2002, unable to sustain their October/November rallies in the shadow of higher unemployment, a weaker U.S. dollar and the increasing likelihood of a military conflict between the United States and Iraq.

For the 12-month period ended December 31, 2002, the Portfolio had a total return of -8.01%. The Portfolio underperformed relative to its Reference Portfolio, which returned -5.77% for the same period. The Portfolio outperformed the equity components of its Reference Portfolio, while it underperformed the fixed income components. For the year ended December 31, 2002, the Reference Portfolio's components performed as follows: the unmanaged Standard & Poor's (S&P) 500 Index had a return of -22.10%; the unmanaged FTSE World Index (Ex-U.S.) had a return of -14.72%; the Merrill Lynch Treasury Index GA05 returned +12.34%; and the Salomon Brothers Non-US$ World Government Bond Index returned +21.99%.

The Portfolio slightly underperformed relative to its Reference Portfolio for the first half of the fiscal year ended December 31, 2002, with the Portfolio returning -2.51% at June 30, 2002, compared to the Reference Portfolio's return of -2.31%. The Portfolio's underweight in fixed income securities and its overweight in equities negatively impacted its performance. At the end of the first half of the year, the U.S. Treasury market began a rally that it sustained and continued into the fourth quarter of 2002. Although more than 60% of the Portfolio's fixed income exposure was in high-grade U.S. and European bonds, which performed quite well over the period, the Portfolio's weighting in fixed income securities at June 30, 2002 was 30.4% of net assets as compared to its Reference Portfolio's fixed income weighting of 40%. Adding to the Portfolio's underperformance was its position in convertible securities and U.S. non-investment-grade fixed income securities, which closely correlated with the downward trend in the equity markets. With 65.6% of net assets invested in equities at June 30, 2002, the Portfolio was overweight compared to its Reference Portfolio's equity weighting of 60%. During the six-month period, we increased the Portfolio's weighting across equity markets, notably in the United States where we increased its position from 34.8% to 39.2%, focusing on undervalued large-capitalization companies in the financials, health care and technology sectors. For this same six-month period, the Portfolio's equity weighting in Europe increased slightly from 11.6% of net assets to 12.7%, and in the Pacific Basin, we decreased the Portfolio's position from 14.6% of net assets to 12.4%. The Portfolio's cash position decreased during this period from 7.7% of net assets at December 31, 2001 to 4.0% of net assets at June 30, 2002.

Most of the Portfolio's underperformance relative to its Reference Portfolio occurred during the second half of the fiscal year ended December 31, 2002. We decreased the Portfolio's equity exposure during this period, ending the year with 60.2% of net assets invested in equities. The Portfolio continued to be overweight in the energy, financials, materials, technology, telecommunications and utilities sectors. With

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60.2% of net assets invested in equities at December 31, 2002, the Portfolio was essentially evenly weighted in equities as compared to its Reference Portfolio's equity weighting of 60%. In addition, the Portfolio was significantly underweight in fixed income securities at December 31, 2002, with 23.5% of the Portfolio invested in bonds worldwide compared to the Reference Portfolio's weighting of 40%. During the second half of the fiscal year, U.S. equities decreased from 39.2% of net assets to 38.0%, while non-U.S. equity holdings decreased from 25.9% of net assets to 23.5% for this period. Pacific Basin equities decreased from 12.4% of net assets to 8.31% and European equity exposure remained relatively unchanged at approximately 13% of net assets for the period. We decreased the Portfolio's weighting in U.S. dollar-denominated fixed income securities from 10.7% of net assets to 8.5%, and decreased its weighting in euro-denominated bonds by 4%. Most of this reduction in European bond exposure resulted from a decrease in weighting in high-grade bonds, which declined during the sixth-month period from 21.5% of net assets to 13.8%. (The Portfolio's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.) Approximately 4.3% of the Portfolio's net assets were invested in convertible securities at December 31, 2002, and are reported as a portion of the Portfolio's fixed income securities, although some of these securities may tend to perform similarly to equities. Cash reserves increased from 4.0% of net assets to 16.3% from June 30, 2002 to December 31, 2002. The Portfolio's net weighting in the U.S. dollar was 63.6%, including both U.S. dollar-denominated assets and the portion of the non-U.S. assets hedged back into dollars.

HIGH YIELD PORTFOLIO

The year ended December 31, 2002 was a volatile period for the high yield asset class. The year started off strong, but experienced a dramatic sell-off as the year progressed, plagued by corporate governance issues, credit downgrades, several prominent defaults, stock market weakness and soft economic growth. After a dismal third quarter, the market rebounded toward the end of the year, as November's return of +5.29%, as measured by the unmanaged Credit Suisse First Boston (CSFB) High Yield Index, was one of the strongest in the history of the asset class. The rally stemmed from a confluence of positive forces--compelling valuation, strong inflows into high yield mutual funds, a light new-issue calendar and a rising equity market. Indications of increased Securities and Exchange Commission and corporate board vigilance probably also contributed to the improved investor sentiment.

Against this backdrop, the Portfolio had a total return of -3.47% for the year ended December 31, 2002, compared to a +3.11% return for the CSFB High Yield Index for the same period. The Portfolio also lagged the Lipper High Yield average, which returned -1.82% for the year ended December 31, 2002.

Poor portfolio performance stemmed from adverse sector allocation and security selection. In particular, overweights in the utility sector, which includes independent power producers and cable and airlines, were the impacting sector choices. The power sector was plagued by overcapacity and weak spark spreads in 2002, a situation that is likely to persist this year. We believe that our holdings have adequate financial flexibility to weather these weak markets and expect that the sector will begin to improve in 2004 as the economy strengthens. The cable sector plunged with the revelations of self-dealing at Adelphia Communications, which filed for bankruptcy in mid-year. Unfortunately, this issue was a major holding of the Portfolio. Bellwether issuer Charter Communications Holdings LLC also came under pressure following news of inflated subscriber counts and a grand jury investigation. The airline sector suffered several bankruptcies during the year, including US Air Inc. We held an equipment trust certificate of this issuer.

The high yield market saw strong mutual fund inflows in the first and fourth quarters of 2002, but outflows in the middle two quarters. Toward the latter part of the year, a number of high quality new issues came to market. Among the purchases we made for the Portfolio were: the bonds of yellow pages publishers Dex Media East LLC and R.H. Donnelley Finance Corporation; Boyd Gaming Corporation (a multi-state gaming company); homebuilder D.R. Horton Inc.; Del Monte Corporation (a large producer of processed fruit, vegetables and other food products); K&F Industries (a privately held manufacturer of aircraft wheels, brakes and anti-skid systems); Lamar Media Corporation (an owner of outdoor advertising structures); and SPX Corporation (a diversified industrial concern). Most of these credits are characterized by stable cash flow, good margins and a healthy free cash flow. Secondary market purchases (all at discounts to par) during the year included the bonds of Abitibi-Consolidated Inc., Anchor Glass, R&M Clark Inc., CMS Energy Corporation, EchoStar DBS Corporation, Graham Packaging Company, Northwest Pipeline Corporation and Southern Natural Gas. We sold distressed positions in Autopistas Del Sol, Adelphia

Communications, Neff Corp., PG&E National Energy and RBX Corp. We reduced our exposure to Insight Communications, Millicom International Cellular, Lyondell Chemical Company, and Owens-Illinois Inc. for relative value reasons.

At the end of the year, the Fund's largest overweight positions were in energy--other (refiners, propane distributors, and oil service companies), manufacturing and packaging. We expect the oil service credits to benefit from increased drilling activity owing to strong hydrocarbon prices, while refiners should eventually benefit from tight capacity. Our manufacturing position is a play on a recovery in the industrial sector. We were encouraged by the Institute for Supply Management's data for December. We favor packaging because of the sector's stable end markets. At year end, the Fund's overall credit quality was equivalent to a "B" rating as measured by Standard & Poor's.

We believe that the high yield market will continue to see healthy fund inflows in 2003, given the low yields available in other fixed income asset classes. We also expect the default rate to decline from 2002's lofty figure of 15%, as many of the poor quality issues of the late 1990s have already defaulted. Moreover, an improving economy bodes well for the default rate. New-issue volume is also likely to pick up as we expect significant refinancing activity. However, the level of price volatility is likely to remain high. In summary, while spreads have tightened by over 100 basis points (1.00%) since reaching highs last October, we believe there is still further tightening in store for patient investors.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

The U.S. economy grew throughout 2002, although the pace of the growth had been quite uneven from quarter to quarter. For the year as a whole, the economy grew at an annual pace of almost 2.5%--modest for sure, but hardly the source for "double dip" recessionary concerns that dominated the headlines from time to time. Inflation remained virtually non-existent, with the core personal consumption expenditure deflator, the inflation gauge watched by the Federal Reserve Board, rising by only 1.8%.

In past economic recoveries, businesses generally have contributed significantly to growth. However, the continuing corporate profit drought in the face of significant excess capacity left businesses holding back on capital spending and achieving productivity gains through paring down payrolls. The consumer sector, on the other hand, held up remarkably well, despite the weak employment outlook, declining equity markets and geopolitical concerns. Nevertheless, the sharp drop in mortgage rates during the past year contributed to a healthy housing market and a refinancing boom, helping out the consumer, while heavy economic incentives (such as zero-cost financing) helped keep consumption of durable goods, such as automobiles, robust.

Looking ahead, we anticipate the economy to grow at a sub-par rate of below 3% in 2003, with risks to the forecast more evenly balanced. While the prospects for a strong fiscal stimulus package from Washington, D.C. have improved markedly, the timing of the legislation, its scope and its potential positive impact on the economy over the near term remain uncertain. At the same time, the possible end of the mortgage refinancing boom and a murky labor market could further erode consumer confidence, posing downside risks to the economy. Capital spending by businesses is also likely to remain somewhat subdued as the sectors that have contributed historically to capital spending--telecommunications, utility and the energy sectors--still work out past excesses. Government spending is not likely to contribute very much, given the potential for the growing fiscal deficits at state and local government levels somewhat offsetting the spending from Washington.

During the 12 months ended December 31, 2002, Intermediate Government Bond Portfolio had a total return of +9.81%, compared to a return of +10.19% for the unmanaged Salomon Smith Barney Government/Mortgage Index.

As we began 2002, the Portfolio was generally positioned near the benchmark as it pertains to sector exposure, duration and duration distribution. Late in the first quarter, we began to increase our mortgage weighting in small increments, as market opportunities became available, bringing the overweight to approximately 8%. This proved to be beneficial to performance, as mortgages produced an excess return of more than 130 basis points (1.30%) compared to equivalent duration Treasury securities.

Unfortunately, as we increased the overall exposure to the mortgage component, the Portfolio became exposed to a sharp decline in interest rates. The mortgage sector generally has the shortest duration of the three sectors of the portfolio benchmark, and an 8% overweight position in mortgages resulted in a portfolio that was 5% short of the benchmark duration. Portfolio performance was adversely affected as interest rates declined during the middle of the year.

Consequently, since residential mortgages represent approximately 50% of the overall index, as interest rates continued to decline during the second half of the year, the duration of the overall index shortened to just over three years. In order to be more consistent with our peer group of other general U.S. government funds, we maintained duration slightly longer than that of the existing Government/Mortgage Index. As market opportunities became available during the months of September and October, we began to increase the overall duration of the Portfolio and reduce its sensitivity to prepayment risk by reducing exposure to residential mortgages in favor of commercial mortgages. The decision to replace the residential mortgages was based on our belief that there would be an increase in refinancing activity, which would then translate into accelerated prepayment speeds, creating a negative impact on the mortgage sector. While this duration decision helped the Portfolio as interest rates continued to decline in December, not being fully exposed to residential mortgages hurt somewhat as mortgages continued to outperform.

Going forward, we expect to continue our emphasis on commercial mortgage product that has prepayment restrictions in order to protect the Portfolio from large swings in interest rates, which historically have caused large gyrations in duration. We will look to add back residential mortgages as well as maintain a duration that is consistent with our peer group by overweighting lower coupon mortgages, which tend to prepay much more slowly than higher coupon mortgages, providing a longer duration. We believe that building a yield advantage in the Portfolio with spread product will be an effective strategy to gain relative outperformance in 2003.

LARGE CAP CORE STRATEGY PORTFOLIO

The Portfolio invests in primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among those included in the Russell 1000 Index. Our investment process attempts to add value through both security selection and portfolio construction. The Portfolio's security selection involves the use of quantitative selection criteria--including earnings momentum, earnings surprise and valuation--and certain fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

For the 12-month period ended December 31, 2002, the Portfolio returned -18.74%. Despite this negative absolute return, on a relative basis the Fund was ahead of its benchmark, the Russell 1000 Index, which had a return of -21.65% for the same period. The Portfolio's relative outperformance was primarily a result of stock selection, particular in consumer discretionary, utilities and financials. The Portfolio also benefited from underweighted positions in both utilities and consumer staples.

2002 turned out to be an erratic year for the economy as its fits and starts confused investors. Our belief is that the resilient U.S. consumer, supported by modest job growth and real wage gains, is likely to support--but perhaps not lead--the U.S. economy. As such during the latter half of the year, we increased our relative weightings in financials, health care and materials, and reduced our relative weightings in industrials, consumer staples and information technology. Our largest purchases included Fannie Mae, Freddie Mac, Merck & Co., Inc. and The Ryland Group Inc., while our largest sales included Capital One Financial Corporation, Lowe's Companies, Inc., Philip Morris Companies Inc. and Union Pacific Corporation. We continue to concentrate on sectors and stocks with near-term earnings deliverability and reasonable valuations. As a result, we are above benchmark weights in consumer discretionary, consumer staples and health care and below benchmark weights in energy, industrials and utilities. We remain tilted toward the lower end of the permissible capitalization range, anticipating continued outperformance of mid and large cap securities relative to mega cap securities.

We believe that after a third consecutive annual decline in equity markets, equity investors are likely to experience positive returns in 2003. With the end of the recession, a decline in interest rates, and a nice improvement in profitability supported by stunning productivity improvement, 2002 could have been a good year for financial markets. However, issues surrounding economic uncertainty, corporate governance and geopolitics (including Iraq) caused investors to sell stocks again as the equity market decline surpassed that of the 1970s in both duration and magnitude. Only the 1930s decline during the Great Depression was worse. After three years of decline, stocks should benefit from stimulative fiscal and monetary policy and somewhat more reasonable valuations, especially when compared to cash and Treasury bonds. This same stimulative activity is likely to cause a backup in interest rates in the second half of the year at both the short and long ends of the interest rate curve. In the early months of the 2003, the significant uncertainty surrounding Iraq is likely to be resolved--we hope--in a positive way.

We believe that October 2002 marked the low for equity prices for this cycle. An accommodative monetary policy, low inflation, improving profitability, improved valuation levels, and a stimulative fiscal policy support higher equity prices. However, the magnitude of any rise is likely to be limited by high debt levels, absolute valuation levels, and sub-par economic and earnings growth. Our belief is that interest rates have seen their trough and will experience modest upward pressure during the second half of 2003. While volatility is likely to continue, we believe that over the next five to 10 years, we will experience an "8-5-2 world": 8% return for stocks, 5% for bonds, and 2% for cash. If this forecast is realized, then equity market averages will not experience new highs until the next decade. Inside the markets, we expect that the phrase "a stock picker's market" will be more true than usual. Again, it is likely that intelligent trading and tactical asset allocation will be rewarded.

MONEY RESERVE PORTFOLIO

For the 12 months ended December 31, 2002, Money Reserve Portfolio had a net annualized yield of 1.68%. For the six-month period ended December 31, 2002, the Portfolio had a net annualized yield of 1.48%. The Portfolio had a 7-day yield of 1.14% at December 31, 2002. The average portfolio maturity was 52 days at December 31, 2002, compared to 57 days at June 30, 2002.

By December 31, 2002, the U.S. economy appeared to be on track for annual growth of roughly 2.5%, with growth in the fourth quarter of 2002 declining to an estimated 1% from a relatively strong 4% in the third quarter. Most analysts do not expect consumers to continue to support economic growth in 2003 as they had in 2002. Large-scale layoff announcements in the fourth quarter and uncertainty over Iraq led to a decline in consumer confidence. Industry surveys indicated that consumers were still uneasy about the employment situation. These factors contributed to the anemic holiday season, with modest gains in overall sales limited by heavy discounting needed to bring buyers into the stores. The strength in the housing market and mortgage refinancing activity provided household well-being during the six-month period ended December 31, 2002, but there are signs this trend is tapering off as mortgage rates have stopped dropping. After more than two years of retrenchment, corporate balance sheets improved during the six-month period. It remains unclear if this will lead to an increase in capital expenditures unless revenues show signs of growth. However, the combination of low interest rates and proposed fiscal stimulus may yet bring improvement to the economic outlook.

The impact of economic data continued to be muted in light of other events that have brought increased volatility to the markets. The short end of the U.S. Treasury market (two years and under) was subject to a safe haven trade during the last few months, with U.S. Treasury yields approaching historical lows. The threat of a U.S. military conflict with Iraq cast a pall on financial markets, with volatility increasing along with the rhetoric. The decline in the U.S. dollar compared to other major currencies and recent highs in oil and gold prices added another element to the uncertainties facing the markets. We believe that fiscal stimulus will lead to increased borrowing by the U.S. Treasury, and changes in the borrowing mix are likely to produce structural changes to the yield curve. These factors influenced the markets during the fourth quarter of 2002, and we believe are likely to continue, to varying degrees, into the first quarter of 2003.

Our desired portfolio mix and average duration remained relatively unchanged during the six-month period ended December 31, 2002. To target a 50-day--60-day average life, we favored an overweighted position in variable rate notes, and for fixed rate exposure, we preferred callable agency structures. The universe of available first-tier corporate credits declined throughout the year, thus collapsing spreads because of scarcity value. Somewhat surprisingly, spreads on agency issues remained unchanged. We added floating rate agency securities on a one-month London Interbank Offered Rate (LIBOR) less an eight basis point (.08%) equivalent, which represented a similar level to that of first-tier commercial paper. As we expect higher interest rates to eventually produce a steeper curve, sufficient exposure in variable rate product should provide adequate protection against higher interest rates and allow us greater flexibility with our fixed rate purchases. Amid the flat-to-inverted yield curve that existed within the one-year sector, we became increasingly involved in callable agency paper. Volatility in the two-year sector reached all-time highs at 60%, compared to a one-year low of 21% and a one-year average of 30%. We believed the premiums we received by selling these imbedded call options created valuable investment opportunities, especially given the inversion of the LIBOR curve in the front end. This scenario enabled us to generate yields that were otherwise unavailable for the higher-quality credits that we were primarily focused on. At these volatility levels, callable bonds offered superior option-adjusted spreads in addition to their higher coupons.

Recently, we have become increasingly cautious of adding any new longer fixed rate exposure as volatility has declined, quality spreads have collapsed and U.S. Treasury yields have re-tested their lows. Therefore, we currently do not see value in callable structures, as their option-adjusted spreads are far less compelling. We remain content to allow our duration target to passively drift lower, awaiting better buying opportunities that we believe may arise if sustained economic growth becomes more apparent and the safe-haven trade diminishes.

The Portfolio's composition at the end of December and as of our last report to shareholders is detailed below:

--------------------------------------------------------------------------------
                                                              12/31/02   6/30/02
--------------------------------------------------------------------------------
Certificates of Deposit--Europe.............................      --        1.0%
Certificates of Deposit--Yankee.............................     5.3%       6.4
Commercial Paper............................................    56.4       53.4
Corporate Notes.............................................     0.8        1.4
Funding Agreements..........................................     8.0        7.5
Medium-Term Notes...........................................     6.4        9.1
Municipal Bonds.............................................     0.9         --
Promissory Notes............................................      --        2.0
U.S. Government, Agency & Instrumentality
  Obligations--Discount.....................................      --        0.0+
U.S. Government, Agency & Instrumentality Obligations-- Non-
  Discount..................................................    20.2       19.9
Repurchase Agreements.......................................     3.1         --
Liabilities in Excess of Other Assets.......................    (1.1)      (0.7)
                                                               -----      -----
Total.......................................................   100.0%     100.0%
                                                               =====      =====
--------------------------------------------------------------------------------

+ Amount is less than 0.1%.

NATURAL RESOURCES PORTFOLIO

For the year ended December 31, 2002, Natural Resources Portfolio had a total return of +2.38%. This compared to the -6.11% return of the Lipper Natural Resources Fund Average and the -22.10% return for the unmanaged Standard & Poor's 500 Index, for the same period. The positive result for the Portfolio was primarily because of our focus on investments in natural gas-leveraged production companies in the United States and Canada, as well as oil service companies leveraged to natural gas drilling activity.

The investment environment continued to be highly volatile during the year ended December 31, 2002. Record levels of natural gas in storage following the warm winter of 2001-2002 had many investors selling out of gas-leveraged equities. However, we focused on production declines occurring at both major integrated and independent companies and increased our exposure to gas-leveraged independent energy companies. Gas production declined 5% year-over-year and we believe that further production declines are possible in 2003 unless drilling activity increases. Moreover, it currently appears that gas production from Canada will also decline for the first time in years, which will limit imports into our markets. Gas prices have moved above the $5.00 per thousand cubic feet level, and we expect that prices should remain strong well into 2004 given muted natural gas drilling activity. Near-term risks to our investment thesis include fuel switching to oil alternatives, closure of gas-feed petrochemical plants and further erosion of economic activity. However, potential drought conditions in the Western states may reduce hydroelectric production, which should increase gas-fired electricity generation in the summer months. Therefore, we currently intend to maintain our focus on the natural gas markets given the sector's strong fundamental outlook and relatively attractive valuation.

We continue to believe that the fundamentals for North American natural gas remain highly positive, and we continued to focus the Portfolio's investments on companies exposed to natural gas production. Our largest holding is still EnCana Corp., the largest independent production company in North America, and we also invested in a number of smaller gas-leveraged production companies. PEYTO Exploration & Development Corp. was one of our more successful investments in this area, appreciating in excess of 100% during the year.

During the year ended December 31, 2002, we remained underweight in the major integrated oil companies, helping our results relative to the peer group and benchmarks. Excess refining capacity, lower product demand and rising feedstock prices in their petrochemical operations led to compressed margins as well as disappointing earnings. We also maintained below-benchmark weights in the chemical sector for the same reason. Selected investments in paper and forest product companies Domtar, Inc. and Sappi Limited delivered strong returns, as we believe disciplined production management was able to control inventories and maintain prices. Selected mining stocks in the Portfolio also delivered strong relative returns. We also made investments in gold mining companies for the first time in several years. Gold production declined for the first time in years, and supplies from mine hedging activities also declined in the current low-interest rate environment. Demand for gold has also been helped by the depreciating U.S. dollar, which has made the price of gold less expensive for foreign investors.

At December 31, 2002, the Portfolio was 95.1% invested in stocks and 4.9% in cash and cash equivalents. More than 82% of the Portfolio's investments were energy-related companies, with the remaining equity investments predominantly in metals, forest products and precious metal companies.

IN CONCLUSION

We appreciate your investment in Merrill Lynch Series Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director
February 7, 2003

--------------------------------------------------------------------------------

Merrill Lynch Investment Managers, L.P. (MLIM) regrets to announce the resignation of Bryan Ison as one of the two co-portfolio managers of Global Allocation Strategy Portfolio due to health reasons. We thank Bryan for his many years of extraordinary service and wish him the very best for the future.

The Portfolio will continue to be managed by the other members of the portfolio team. Dennis W. Stattman CFA(R) is primarily responsible for the day-to-day management of the Portfolio. Mr. Stattman has been Portfolio Manager of Global Allocation Strategy Portfolio since 2000.

The investment team includes Dan Chamby CFA(R), Karen Morely CFA(R), Lisa O'Donnell JD, Catherine Brady Raushcer CFA(R) and James Wei CFA(R), each of whom has been a member of the Global Allocation Team for seven years or longer.

We are also pleased to announce that Thomas Musmanno and Frank Viola have both been named Portfolio Managers and are responsible for the day-to-day management of Intermediate Government Bond Portfolio. Mr. Musmanno has been employed at MLIM since 1993. Mr. Viola joined MLIM in 1997 as Portfolio Manager in the U.S. Fixed Income Group. Mr. Musmanno and Mr. Viola are both CFA(R) charterholders.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
December 31, 2002
--------------------------------------------------------------------------------
                          RECENT PERFORMANCE RESULTS*

---------------------------------------------------------------------------------
                                                              6-MONTH    12-MONTH
                                                               TOTAL      TOTAL
AS OF DECEMBER 31, 2002                                       RETURN      RETURN
---------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                           - 8.66%    -12.89%
---------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                  + 6.01     + 9.95
---------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                         -13.54     -28.47
---------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                          - 5.65     - 8.01
---------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                          + 1.63     - 3.47
---------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                        + 5.58     + 9.81
---------------------------------------------------------------------------------
LARGE CAP CORE STRATEGY PORTFOLIO                             -13.64     -18.74
---------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                   - 4.78     + 2.38
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*

---------------------------------------------------------------------------------------------------
                                                                 ONE        FIVE YEARS    TEN YEARS
                                                              YEAR ENDED      ENDED         ENDED
                                                               12/31/02      12/31/02     12/31/02
                                                              ----------    ----------    ---------
---------------------------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                            -12.89%       + 0.57%       +6.20%
---------------------------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                   + 9.95        + 6.59        +7.12
---------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                          -28.47        + 0.87        +8.61
---------------------------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                           - 8.01        + 0.28        +5.65
---------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                           - 3.47        - 1.34        +4.67
---------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                         + 9.81        + 7.12        +7.04
---------------------------------------------------------------------------------------------------
LARGE CAP CORE STRATEGY PORTFOLIO                              -18.74        + 0.06        +6.73
---------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                    + 2.38        + 7.16        +6.20
---------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

BALANCED CAPITAL STRATEGY PORTFOLIO

                                                    BALANCED CAPITAL          STANDARD & POOR'S 500      MERRILL LYNCH DOMESTIC
                                                   STRATEGY PORTFOLIO+              INDEX++++             MASTER BOND INDEX+++
                                                   -------------------        ---------------------      ----------------------
12/92                                                   10000.00                    10000.00                    10000.00
12/93                                                   11666.00                    11008.00                    11002.00
12/94                                                   11077.00                    11153.00                    10691.00
12/95                                                   13021.00                    15344.00                    12671.00
12/96                                                   14886.00                    18867.00                    13126.00
12/97                                                   17740.00                    25162.00                    14393.00
12/98                                                   19661.00                    32353.00                    15670.00
12/99                                                   23634.00                    39161.00                    15520.00
12/00                                                   22471.00                    35596.00                    17340.00
12/01                                                   20952.00                    31365.00                    18783.00
12/02                                                   18251.00                    24433.00                    20738.00

  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Balanced Capital Strategy Portfolio invests in U.S. and foreign equity and fixed income securities.
 ++ This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged index is comprised of the entire universe of domestic investment grade bonds including U.S. Treasury bonds, corporate bonds and mortgages.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (Continued)
--------------------------------------------------------------------------------

CORE BOND STRATEGY PORTFOLIO

                                                                                                    LEHMAN BROTHERS AGGREGATE
                                                               CORE BOND STRATEGY PORTFOLIO+               BOND INDEX++
                                                               -----------------------------        -------------------------
12/92                                                                     10000.00                           10000.00
12/93                                                                     11301.00                           10975.00
12/94                                                                     10721.00                           10655.00
12/95                                                                     12936.00                           12623.00
12/96                                                                     13294.00                           13081.00
12/97                                                                     14464.00                           14344.00
12/98                                                                     15686.00                           15590.00
12/99                                                                     15317.00                           15462.00
12/00                                                                     16783.00                           17260.00
12/01                                                                     18097.00                           18717.00
12/02                                                                     19898.00                           20636.00

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Core Bond Strategy Portfolio normally invests at least 80% of its net assets in fixed income securities of any kind.
++ This unmanaged market-weighted index is comprised of U.S. Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds.
Past performance is not predictive of future performance.

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

                                                                FUNDAMENTAL GROWTH STRATEGY
                                                                         PORTFOLIO+               STANDARD & POOR'S 500 INDEX++
                                                                ---------------------------       -----------------------------
12/92                                                                     10000.00                           10000.00
12/93                                                                     10863.00                           11008.00
12/94                                                                     10110.00                           11153.00
12/95                                                                     13684.00                           15344.00
12/96                                                                     16362.00                           18867.00
12/97                                                                     21884.00                           25162.00
12/98                                                                     30239.00                           32353.00
12/99                                                                     42029.00                           39161.00
12/00                                                                     39348.00                           35596.00
12/01                                                                     31947.00                           31365.00
12/02                                                                     22852.00                           24433.00

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Fundamental Growth Strategy Portfolio invests in equity securities of U.S. companies of any size, but emphasizes equity securities of companies with the potential to achieve above-average earnings growth.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (Continued)
--------------------------------------------------------------------------------

GLOBAL ALLOCATION STRATEGY PORTFOLIO

                                                    GLOBAL ALLOCATION
                                                   STRATEGY PORTFOLIO+       REFERENCE PORTFOLIO+++        FTSE WORLD INDEX++
                                                   -------------------       ----------------------        ------------------
12/92                                                     10000                       10000                       10000
12/93                                                     12373                       11605                       11976
12/94                                                     12173                       11893                       12394
12/95                                                     13444                       14629                       14492
12/96                                                     15297                       16217                       16139
12/97                                                     17090                       18313                       18134
12/98                                                     18712                       21976                       21945
12/99                                                     22709                       24866                       27311
12/00                                                     20570                       23787                       23970
12/01                                                     18836                       21934                       19781
12/02                                                     17327                       20668                       15705

  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Global Allocation Strategy Portfolio invests in a portfolio of equity, debt and money market securities.
 ++ This unmanaged market capitalization-weighted Index is comprised of nearly
    2000 equities from 24 countries in 12 regions, including the United States. +++ This unmanaged Reference Portfolio is a weighted Index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% FTSE World Index (Ex-U.S.), 24% Merrill Lynch Treasury Index GA05, and 16% Salomon Brothers World Government Bond Index (Ex-U.S.).
Past performance is not predictive of future performance.

HIGH YIELD PORTFOLIO

                                                                                                 CREDIT SUISSE FIRST BOSTON HIGH
                                                                   HIGH YIELD PORTFOLIO+                  YIELD INDEX++
                                                                   ---------------------         -------------------------------
12/92                                                                     10000.00                           10000.00
12/93                                                                     11811.00                           11891.00
12/94                                                                     11589.00                           11775.00
12/95                                                                     13573.00                           13822.00
12/96                                                                     15245.00                           15539.00
12/97                                                                     16882.00                           17501.00
12/98                                                                     16006.00                           17603.00
12/99                                                                     16942.00                           18180.00
12/00                                                                     16071.00                           17233.00
12/01                                                                     16344.00                           18233.00
12/02                                                                     15777.00                           18799.00

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. High Yield Portfolio invests under normal circumstances at least 80% of its net assets in fixed income securities with lower credit, which means credit quality equivalent to or below the fourth highest rating level of recognized rating agencies.
++ This unmanaged market-weighted Index is comprised of high-yield debt securities rated BBB or lower.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (Continued)
--------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                                                INTERMEDIATE GOVERNMENT BOND           SALOMON SMITH BARNEY
                                                                         PORTFOLIO+                GOVERNMENT/MORTGAGE INDEX++
                                                                ----------------------------       ---------------------------
12/92                                                                     10000.00                           10000.00
12/93                                                                     11120.00                           10941.00
12/94                                                                     10588.00                           10647.00
12/95                                                                     12586.00                           12545.00
12/96                                                                     12914.00                           13007.00
12/97                                                                     14001.00                           14243.00
12/98                                                                     15253.00                           15490.00
12/99                                                                     15062.00                           15399.00
12/00                                                                     16815.00                           17298.00
12/01                                                                     17982.00                           18628.00
12/02                                                                     19746.00                           20527.00

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Intermediate Government Bond Portfolio invests at least 80% of its net assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government agencies or government-sponsored enterprises.
++ This unmanaged Index is comprised of the mortgage component of the Salomon
   Smith Barney Broad Investment-Grade Bond Index(SM) composed of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.
Past performance is not predictive of future performance.

LARGE CAP CORE STRATEGY PORTFOLIO

                                                 LARGE CAP CORE STRATEGY                                  STANDARD & POOR'S 500
                                                       PORTFOLIO+             RUSSELL 1000 INDEX++              INDEX+++
                                                 -----------------------      --------------------        ---------------------
12/92                                                   10000.00                    10000.00                    10000.00
12/93                                                   11701.00                    11018.00                    11008.00
12/94                                                   11102.00                    11061.00                    11153.00
12/95                                                   13403.00                    15238.00                    15344.00
12/96                                                   15620.00                    18658.00                    18867.00
12/97                                                   19130.00                    24787.00                    25162.00
12/98                                                   22107.00                    31485.00                    32353.00
12/99                                                   29099.00                    38069.00                    39161.00
12/00                                                   26227.00                    35104.00                    35596.00
12/01                                                   23612.00                    30734.00                    31365.00
12/02                                                   19187.00                    24079.00                    24433.00

  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Large Cap Core Strategy Portfolio generally invests in at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.
 ++ This unmanaged index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Portfolio is managed to this broad-based index, which provides for a better comparison relative to the S&P 500 Index.
+++ This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (Concluded)
--------------------------------------------------------------------------------

NATURAL RESOURCES PORTFOLIO

                                                                NATURAL RESOURCES PORTFOLIO+      STANDARD & POOR'S 500 INDEX++
                                                                ----------------------------      -----------------------------
12/92                                                                     10000.00                           10000.00
12/93                                                                     11165.00                           11008.00
12/94                                                                     11263.00                           11153.00
12/95                                                                     12639.00                           15344.00
12/96                                                                     14499.00                           18867.00
12/97                                                                     12908.00                           25162.00
12/98                                                                     11156.00                           32353.00
12/99                                                                     14001.00                           39161.00
12/00                                                                     19662.00                           35596.00
12/01                                                                     17818.00                           31365.00
12/02                                                                     18242.00                           24433.00

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Natural Resources Portfolio invests at least 80% of its net assets in equity securities of companies with substantial natural resource assets and in natural resource-related derivatives.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2002                (in U.S. dollars)
--------------------------------------------------------------------------------

                                            SHARES                                                                    PERCENT OF
COUNTRY               INDUSTRY++             HELD                       COMMON STOCKS                     VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
BERMUDA         IT CONSULTING &                220,000   +Accenture Ltd. 'A'........................   $  3,957,800       0.4%
                SERVICES
                --------------------------------------------------------------------------------------------------------------
                INSURANCE                      400,000   ACE Limited................................     11,736,000       1.3
                                               200,000   XL Capital Ltd. (Class A)..................     15,450,000       1.8
                                                                                                       ------------     -----
                                                                                                         27,186,000       3.1
                --------------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS IN BERMUDA                  31,143,800       3.5
--------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS     OIL & GAS                      200,000   Royal Dutch Petroleum Company (NY
                                                           Registered Shares).......................      8,804,000       1.0
                --------------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS IN THE NETHERLANDS           8,804,000       1.0
--------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND     FOOD PRODUCTS                   60,000   Nestle SA (Registered Shares)..............     12,714,255       1.5
                --------------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS IN SWITZERLAND              12,714,255       1.5
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   AEROSPACE & DEFENSE             50,000   General Dynamics Corporation...............      3,968,500       0.4
                                               400,000   Honeywell International Inc. ..............      9,600,000       1.1
                                               125,000   Raytheon Company...........................      3,843,750       0.4
                                               250,000   United Technologies Corporation............     15,485,000       1.8
                                                                                                       ------------     -----
                                                                                                         32,897,250       3.7
                --------------------------------------------------------------------------------------------------------------
                AIRLINES                       110,000   +AMR Corporation...........................        726,000       0.1
                --------------------------------------------------------------------------------------------------------------
                BANKS                          250,000   FleetBoston Financial Corporation..........      6,075,000       0.7
                                               350,000   Mellon Financial Corporation...............      9,138,500       1.0
                                                75,000   PNC Bank Corp. ............................      3,142,500       0.4
                                               325,000   Wells Fargo & Co. .........................     15,232,750       1.7
                                                                                                       ------------     -----
                                                                                                         33,588,750       3.8
                --------------------------------------------------------------------------------------------------------------
                BEVERAGES                      250,000   Anheuser-Busch Companies, Inc..............     12,100,000       1.4
                --------------------------------------------------------------------------------------------------------------
                BUILDING PRODUCTS              200,000   Masco Corporation..........................      4,210,000       0.5
                --------------------------------------------------------------------------------------------------------------
                CHEMICALS                      350,000   E.I. du Pont de Nemours and Company........     14,840,000       1.7
                --------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS                 460,000   +CommScope, Inc. ..........................      3,634,000       0.4
                EQUIPMENT
                                               500,000   Motorola, Inc. ............................      4,325,000       0.5
                                                                                                       ------------     -----
                                                                                                          7,959,000       0.9
                --------------------------------------------------------------------------------------------------------------
                COMPUTERS &                    200,000   Hewlett-Packard Company....................      3,472,000       0.4
                PERIPHERALS
                                               200,000   International Business Machines
                                                           Corporation..............................     15,500,000       1.8
                                                                                                       ------------     -----
                                                                                                         18,972,000       2.2
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS         450,000   Citigroup Inc. ............................     15,835,500       1.8
                                               200,000   Fannie Mae.................................     12,866,000       1.5
                                               375,000   J.P. Morgan Chase & Co. ...................      9,000,000       1.0
                                               200,000   Morgan Stanley.............................      7,984,000       0.9
                                               350,000   Stilwell Financial, Inc....................      4,574,500       0.5
                                                                                                       ------------     -----
                                                                                                         50,260,000       5.7
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED                    400,000   Verizon Communications.....................     15,500,000       1.8
                TELECOMMUNICATION
                SERVICES
                --------------------------------------------------------------------------------------------------------------
                ELECTRONIC EQUIPMENT &         350,000   +Agilent Technologies, Inc. ...............      6,286,000       0.7
                INSTRUMENTS
                --------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS                  150,000   General Mills, Inc. .......................      7,042,500       0.8
                --------------------------------------------------------------------------------------------------------------
                HEALTH CARE PROVIDERS          250,000   Aetna Inc. (New Shares)....................     10,280,000       1.1
                & SERVICES
                                               250,000   HCA Inc. ..................................     10,375,000       1.2
                                                                                                       ------------     -----
                                                                                                         20,655,000       2.3
                --------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS &          300,000   Carnival Corporation.......................      7,485,000       0.9
                LEISURE
                                               500,000   McDonald's Corporation.....................      8,040,000       0.9
                                                50,000   Starwood Hotels & Resorts Worldwide,
                                                           Inc. ....................................      1,187,000       0.1
                                                                                                       ------------     -----
                                                                                                         16,712,000       1.9
                --------------------------------------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS             225,000   Kimberly-Clark Corporation.................     10,680,750       1.2
                --------------------------------------------------------------------------------------------------------------
                IT CONSULTING &                 75,000   +Computer Sciences Corporation.............      2,583,750       0.3
                SERVICES
                --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                            SHARES                                                                    PERCENT OF
COUNTRY               INDUSTRY++             HELD                       COMMON STOCKS                     VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   INDUSTRIAL                     325,000   General Electric Company...................   $  7,913,750       0.9%
(CONCLUDED)     CONGLOMERATES
                                               225,000   Tyco International Ltd. ...................      3,843,000       0.4
                                                                                                       ------------     -----
                                                                                                         11,756,750       1.3
                --------------------------------------------------------------------------------------------------------------
                INSURANCE                      275,000   American International Group, Inc. ........     15,908,750       1.8
                                               200,000   Prudential Financial, Inc. ................      6,348,000       0.7
                                                                                                       ------------     -----
                                                                                                         22,256,750       2.5
                --------------------------------------------------------------------------------------------------------------
                MACHINERY                      250,000   Dover Corporation..........................      7,290,000       0.8
                                               200,000   ITT Industries, Inc. ......................     12,138,000       1.4
                                               320,000   +SPX Corporation...........................     11,984,000       1.4
                                                                                                       ------------     -----
                                                                                                         31,412,000       3.6
                --------------------------------------------------------------------------------------------------------------
                MEDIA                          400,000   +Clear Channel Communications, Inc. .......     14,916,000       1.7
                                               600,000   +Liberty Media Corporation (Class A).......      5,364,000       0.6
                                               200,000   The New York Times Company (Class A).......      9,146,000       1.0
                                                50,000   Tribune Company............................      2,273,000       0.3
                                               375,000   +Viacom, Inc. (Class B)....................     15,285,000       1.7
                                               250,000   The Walt Disney Company....................      4,077,500       0.5
                                                                                                       ------------     -----
                                                                                                         51,061,500       5.8
                --------------------------------------------------------------------------------------------------------------
                METALS & MINING                250,000   Alcoa Inc. ................................      5,695,000       0.7
                                               200,000   Nucor Corporation..........................      8,260,000       0.9
                                                                                                       ------------     -----
                                                                                                         13,955,000       1.6
                --------------------------------------------------------------------------------------------------------------
                MULTILINE RETAIL               340,000   The May Department Stores Company..........      7,813,200       0.9
                --------------------------------------------------------------------------------------------------------------
                OIL & GAS                      150,000   Anadarko Petroleum Corporation.............      7,185,000       0.8
                                               250,000   Devon Energy Corporation...................     11,475,000       1.3
                                               125,000   Exxon Mobil Corporation....................      4,367,500       0.5
                                               150,000   Murphy Oil Corporation.....................      6,427,500       0.7
                                                                                                       ------------     -----
                                                                                                         29,455,000       3.3
                --------------------------------------------------------------------------------------------------------------
                PAPER & FOREST                 300,000   International Paper Company................     10,491,000       1.2
                PRODUCTS
                                               200,000   Weyerhaeuser Company.......................      9,842,000       1.1
                                                                                                       ------------     -----
                                                                                                         20,333,000       2.3
                --------------------------------------------------------------------------------------------------------------
                PERSONAL PRODUCTS              300,000   Avon Products, Inc. .......................     16,161,000       1.8
                                               250,000   The Gillette Company.......................      7,590,000       0.9
                                                                                                       ------------     -----
                                                                                                         23,751,000       2.7
                --------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS                200,000   Pharmacia Corporation......................      8,360,000       0.9
                                               250,000   Schering-Plough Corporation................      5,550,000       0.6
                                               250,000   Wyeth......................................      9,350,000       1.1
                                                                                                       ------------     -----
                                                                                                         23,260,000       2.6
                --------------------------------------------------------------------------------------------------------------
                SEMICONDUCTOR                1,000,000   +Agere Systems Inc. (Class A)..............      1,440,000       0.2
                EQUIPMENT & PRODUCTS

                                               350,001   +Agere Systems Inc. (Class B)..............        490,001       0.1
                                               300,000   +Micron Technology, Inc. ..................      2,922,000       0.3
                                               135,000   Texas Instruments Incorporated.............      2,026,350       0.2
                                                                                                       ------------     -----
                                                                                                          6,878,351       0.8
                --------------------------------------------------------------------------------------------------------------
                SOFTWARE                       200,000   +Microsoft Corporation.....................     10,342,000       1.2
                --------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL         475,000......   The Gap, Inc. .............................      7,372,000       0.8
                                               600,000   The Limited, Inc. .........................      8,358,000       1.0
                                                                                                       ------------     -----
                                                                                                         15,730,000       1.8
                --------------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS IN THE UNITED STATES       523,017,551      59.4
                --------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN COMMON STOCKS
                                                         (COST--$706,913,942)                           575,679,606      65.4
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                             FACE                                                                     PERCENT OF
   COUNTRY                                  AMOUNT                 FIXED INCOME SECURITIES                VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
ARGENTINA                                US$ 2,850,000   Pecom Energia SA, 8.125% due
                                                           7/15/2010(a).............................   $  1,909,500       0.2%
--------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED INCOME SECURITIES IN ARGENTINA       1,909,500       0.2
--------------------------------------------------------------------------------------------------------------------------------
CANADA                                       5,500,000   Anderson Exploration Ltd., 6.75% due
                                                           3/15/2011................................      6,031,503       0.7
--------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED INCOME SECURITIES IN CANADA          6,031,503       0.7
--------------------------------------------------------------------------------------------------------------------------------
CHILE                                        4,000,000   Empresa Nacional de Electricidad SA
                                                           (Endesa), 7.325% due 2/01/2037...........      3,691,464       0.4
--------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED INCOME SECURITIES IN CHILE           3,691,464       0.4
--------------------------------------------------------------------------------------------------------------------------------
MEXICO                                       6,000,000   Transportacion Maritima Mexicana, SA de CV,
                                                           10.25% due 11/15/2006....................      3,720,000       0.4
--------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED INCOME SECURITIES IN MEXICO          3,720,000       0.4
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES                                8,000,000   AOL Time Warner Inc., 6.875% due
                                                           5/01/2012................................      8,448,832       1.0
                                             3,000,000   BankBoston NA, 6.375% due 3/25/2008........      3,283,530       0.4
                                             8,000,000   Boise Cascade Corporation, 7.35% due
                                                           10/11/2004...............................      8,173,408       0.9
                                             5,000,000   Browning-Ferris Industries, Inc., 6.375%
                                                           due 1/15/2008............................      4,709,745       0.5
                                             5,000,000   Champion Enterprises, Inc., 7.625% due
                                                           5/15/2009................................      2,206,250       0.3
                                             5,000,000   Champion International Corp., 6.65% due
                                                           12/15/2037...............................      5,566,370       0.6
                                             6,000,000   The Coastal Corporation, 6.70% due
                                                           2/15/2027................................      4,680,000       0.5
                                             5,000,000   Columbia/HCA Healthcare Corp., 8.70% due
                                                           2/10/2010................................      5,704,120       0.7
                                                         Comcast Cable Communications:
                                             6,000,000     6.875% due 6/15/2009.....................      6,383,358       0.7
                                             1,000,000     8.50% due 5/01/2027......................      1,042,397       0.1
                                             5,000,000   Conagra Inc., 6.70% due 8/01/2027..........      5,695,885       0.6
                                             6,500,000   Equistar Chemicals LP, 6.50% due
                                                           2/15/2006................................      5,720,000       0.7
                                             4,000,000   FleetBoston Financial Corporation, 6.375%
                                                           due 5/15/2008............................      4,372,544       0.5
                                             6,500,000   GATX Capital Corporation, 6.86% due
                                                           10/13/2005...............................      6,076,330       0.7
                                                         General Electric Capital Corporation:
                                             4,500,000     4.25% due 1/15/2008......................      4,614,993       0.5
                                             5,000,000     6% due 6/15/2012.........................      5,398,375       0.6
                                                         General Motors Acceptance Corp.:
                                             8,000,000     5.85% due 1/14/2009......................      7,686,328       0.9
                                             3,000,000     8% due 11/01/2031........................      3,016,335       0.3
                                             4,300,000   Giant Industries, Inc., 9% due
                                                           9/01/2007(a).............................      2,967,000       0.3
                                             6,000,000   The Goodyear Tire & Rubber Company, 6.625%
                                                           due 12/01/2006...........................      4,864,716       0.6
                                             5,500,000   Harris Corporation, 6.35% due 2/01/2028....      5,755,277       0.7
                                                         HealthSouth Corporation:
                                             3,000,000     7.375% due 10/01/2006....................      2,595,000       0.3
                                             5,000,000     7.625% due 6/01/2012.....................      4,125,000       0.5
                                             8,000,000   Hertz Corp., 6.25% due 3/15/2009...........      7,383,184       0.8
                                             7,000,000   Household Finance Corp., 6.50% due
                                                           11/15/2008...............................      7,526,491       0.9
                                             1,000,000   International Paper Company, 5.85% due
                                                           10/30/2012(a)............................      1,047,042       0.1
                                             2,000,000   Kennametal Inc., 7.20% due 6/15/2012.......      2,122,148       0.2
                                             7,000,000   News America Inc., 6.75% due 1/09/2038.....      7,165,886       0.8
                                             3,000,000   Nextel Communications, Inc., 9.375% due
                                                           11/15/2009...............................      2,715,000       0.3
                                             2,000,000   Northwest Airlines, Inc., 8.875% due
                                                           6/01/2006................................      1,300,000       0.2
                                             5,000,000   PNC Funding Corp., 6.125% due 2/15/2009....      5,400,200       0.6
                                             5,000,000   Panamerican Beverages Inc., 7.25% due
                                                           7/01/2009................................      5,024,240       0.6

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                             FACE                                                                     PERCENT OF
   COUNTRY                                  AMOUNT                 FIXED INCOME SECURITIES                VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES                            US$ 7,500,000   Provident Bank, 6.375% due 1/15/2004.......   $  7,827,518       0.9%
(CONCLUDED)
                                             8,000,000   Raytheon Company, 6.15% due 11/01/2008.....      8,630,632       1.0
                                             5,500,000   Sprint Capital Corporation, 6.90% due
                                                           5/01/2019................................      4,510,000       0.5
                                             7,000,000   Transocean Offshore, 6.625% due 4/15/2011..      7,707,665       0.9
                                                         U.S. Treasury Notes:
                                            35,000,000     4.75% due 11/15/2008.....................     38,204,670       4.3
                                             5,500,000     5.50% due 5/15/2009......................      6,240,135       0.7
                                             5,000,000   Ultramar Diamond Shamrock, 6.75% due
                                                           10/15/2037...............................      5,032,725       0.6
                                             8,000,000   Univision Communication Inc., 7.85% due
                                                           7/15/2011................................      9,073,360       1.0
                                             2,000,000   Washington Mutual Bank, 5.50% due
                                                           1/15/2013................................      2,039,002       0.2
                                             5,000,000   Waste Management Inc., 6.375% due
                                                           11/15/2012(a)............................      5,145,245       0.6
                                             5,000,000   Weyerhaeuser Company, 6.75% due
                                                           3/15/2012................................      5,451,690       0.6
--------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED INCOME SECURITIES IN THE UNITED
                                                         STATES                                         252,632,626      28.7
--------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN FIXED INCOME
                                                         SECURITIES (COST--$264,057,219)                267,985,093      30.4
--------------------------------------------------------------------------------------------------------------------------------
                                          PARTNERSHIP
                                           INTEREST                 SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------------------
                                         $  32,601,320   Merrill Lynch Liquidity Series, LLC Cash
                                                           Sweep Series II*.........................     32,601,320       3.7
--------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                         (COST--$32,601,320)........................     32,601,320       3.7
--------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS
                                                         (COST--$1,003,572,481).....................    876,266,019      99.5
                                                         OTHER ASSETS LESS LIABILITIES..............      4,491,545       0.5
                                                                                                       ------------     -----
                                                         NET ASSETS.................................   $880,757,564     100.0%
                                                                                                       ============     =====
--------------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
++ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
* Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

---------------------------------------------------------------------------------------------------------------------
                                                                                                             INTEREST
AFFILIATE                                                     NET ACTIVITY             NET COST               INCOME
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II      $32,601,320             $32,601,320            $59,520
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2002                (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
INDUSTRIES                      RATING++    RATING++      AMOUNT                          ISSUE                          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                                                                          U.S. GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT &                                                      Fannie Mae:
AGENCY OBLIGATIONS--12.1%        NR*          Aaa       $ 3,710,000      7% due 7/15/2005.........................    $  4,159,392
                                 NR*          Aaa         2,260,000      5.25% due 6/15/2006......................       2,462,821
                                 NR*          Aaa           630,000      7.125% due 3/15/2007.....................         737,044
                                 AAA          Aaa         1,360,000      6.375% due 6/15/2009.....................       1,573,666
                                 NR*          Aaa           950,000      6% due 5/15/2011.........................       1,073,845
                                 NR*          Aaa         1,570,000      7.125% due 1/15/2030.....................       1,937,448
                                                                       Freddie Mac:
                                 NR*          Aaa         3,120,000      7% due 7/15/2005.........................       3,500,010
                                 NR*          Aaa         1,780,000      6.625% due 9/15/2009.....................       2,088,011
                                                                                                                      ------------
                                                                                                                        17,532,237
----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS &                                                  U.S. Treasury Bonds:
NOTES--10.1%                     AAA          Aaa           810,000      7.50% due 11/15/2016.....................       1,059,265
                                 AAA          Aaa           490,000      8.125% due 8/15/2019.....................         682,517
                                 AAA          Aaa         1,710,000      7.25% due 8/15/2022......................       2,225,471
                                 AAA          Aaa           350,000      6.25% due 8/15/2023......................         411,195
                                 AAA          Aaa           350,000      6.625% due 2/15/2027.....................         432,387
                                 AAA          Aaa           735,000      5.375% due 2/15/2031.....................         801,265
                                                                       U.S. Treasury Notes:
                                 AAA          Aaa            65,000      1.875% due 9/30/2004.....................          65,454
                                 AAA          Aaa           565,000      7.50% due 2/15/2005......................         633,550
                                 AAA          Aaa         2,190,000      6.50% due 5/15/2005......................       2,430,985
                                 AAA          Aaa           350,000      5.75% due 11/15/2005.....................         386,901
                                 AAA          Aaa           940,000      6.25% due 2/15/2007......................       1,078,467
                                 AAA          Aaa           786,000      3.25% due 8/15/2007......................         805,466
                                 AAA          Aaa         1,150,000      6.125% due 8/15/2007.....................       1,322,410
                                 AAA          Aaa           100,000      3% due 11/15/2007........................         101,203
                                 AAA          Aaa           820,000      4.75% due 11/15/2008.....................         895,081
                                 AAA          Aaa           490,000      6.50% due 2/15/2010......................         585,703
                                 AAA          Aaa           710,000      5% due 2/15/2011.........................         780,113
                                                                                                                      ------------
                                                                                                                        14,697,433
----------------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                                                       (COST $30,655,293)--22.2%                        32,229,670
----------------------------------------------------------------------------------------------------------------------------------
                                                                       U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
                                                                       OBLIGATIONS+
----------------------------------------------------------------------------------------------------------------------------------
PASS-THROUGH                                                           Fannie Mae:
SECURITIES--32.3%                NR*          Aaa            35,971      7% due 2/01/2016.........................          38,237
                                 NR*          Aaa           434,951      7% due 2/01/2016.........................         462,349
                                 NR*          Aaa         1,075,472      6% due 6/01/2016.........................       1,125,405
                                 NR*          Aaa           657,108      6% due 6/01/2016.........................         687,617
                                 NR*          Aaa         1,031,887      6% due 2/01/2017.........................       1,079,796
                                 NR*          Aaa           486,006      8% due 9/01/2030.........................         522,425
                                 NR*          Aaa         2,569,119      7% due 2/01/2031.........................       2,703,054
                                 NR*          Aaa         7,670,295      6.50% due 6/01/2031......................       7,990,108
                                 NR*          Aaa           586,422      7% due 9/01/2031.........................         616,803
                                 NR*          Aaa           770,734      7% due 7/01/2032.........................         810,692
                                 NR*          Aaa           873,067      7% due 8/01/2032.........................         918,299
                                 NR*          Aaa           747,733      TBA(c)...................................         788,105
                                                                       Freddie Mac:
                                 NR*          Aaa         1,499,999      6.50% due 6/01/2016......................       1,586,258
                                 NR*          Aaa           352,181      7% due 4/01/2032.........................         370,164
                                 NR*          Aaa           784,664      7% due 4/01/2032.........................         824,730
                                 NR*          Aaa           620,806      7% due 4/01/2032.........................         652,720
                                 NR*          Aaa         1,727,012      7% due 9/01/2032.........................       1,815,194
                                 NR*          Aaa         1,221,976      6.50% due 10/01/2032.....................       1,273,436
                                 NR*          Aaa           700,000      5% due TBA(c)............................         718,825
                                 NR*          Aaa           700,000      5.50% due TBA(c).........................         714,676
                                 NR*          Aaa         7,800,000      6% due TBA(c)............................       8,075,660
                                 NR*          Aaa         2,000,000      6% due TBA(c)............................       2,071,308
                                 NR*          Aaa         3,894,332      6.50% due TBA(c).........................       4,052,773
                                 NR*          Aaa         4,500,000      7.50% due TBA(c).........................       4,763,916
                                 NR*          Aaa         1,600,000      8% due TBA(c)............................       1,715,027

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE                  U.S. GOVERNMENT AGENCY
INDUSTRIES                      RATING++    RATING++      AMOUNT               MORTGAGE-BACKED OBLIGATIONS               VALUE
----------------------------------------------------------------------------------------------------------------------------------
PASS-THROUGH SECURITIES          NR*          Aaa       $   624,877    Government National Mortgage Association,
(CONCLUDED)                                                              6.50% due 10/15/2031.....................    $    656,551
----------------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
                                                                       BACKED OBLIGATIONS
                                                                       (COST--$46,143,469)--32.3%                       47,034,128
----------------------------------------------------------------------------------------------------------------------------------
                                                                                ASSET-BACKED SECURITIES+
----------------------------------------------------------------------------------------------------------------------------------
                                 AAA          Aaa           897,000    CIT Equipment Collateral, 2002-VTI A2,
                                                                         2.90% due 6/21/2004......................         901,580
                                                                       California Infrastructure PG&E:
                                 AAA          Aaa           300,000      1997-1 A6, 6.38% due 9/25/2008...........         327,642
                                 AAA          Aaa           500,000      1997-1 A7, 6.42% due 9/25/2008...........         544,282
                                 AAA          Aaa           606,964    EQCC Home Equity Loan Trust, 1999-A3F,
                                                                         5.915% due 11/20/2024....................         619,273
                                                                       Household Automotive Trust:
                                 AAA          Aaa         1,150,000      2002-1, Class A2, 2.75% due 5/17/2005....       1,157,105
                                 AAA          Aaa           700,000      2002-3, Class A3A, 2.75% due 6/18/2007...         710,332
                                 AAA          Aaa           886,796    Household Home Equity Loan Trust, 2002-2 A,
                                                                         1.688% due 4/20/2032.....................         885,275
                                 AAA          Aaa         1,100,000    Ikon Receivables LLC, 2002-1 A2, 2.91% due
                                                                         2/15/2005................................       1,104,599
                                 A+           A2            450,596    MBNA Master Credit Card Trust, 1999-F B,
                                                                         1.79% due 1/16/2007......................         450,506
                                 AAA          Aaa         1,017,686    Option One Mortgage Loan Trust, 2002-4 A,
                                                                         1.68% due 7/25/2032......................       1,014,057
                                 AAA          NR*         1,100,000    Residential Asset Securities Corporation,
                                                                         2002-KS8 A2, 3.04% due 6/25/2023.........       1,108,594
                                 A            A2            900,000    Superior Wholesale Inventory Financing
                                                                         Trust, 2001-A7, 1.82% due 6/15/2006......         897,894
----------------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL ASSET-BACKED SECURITIES
                                                                       (COST -- $9,687,583)--6.7%                        9,721,139
----------------------------------------------------------------------------------------------------------------------------------
                                                                         NON-AGENCY MORTGAGE-BACKED SECURITIES+
----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE          AAA          Aaa           429,338    ABN AMRO Mortgage Corporation, 2001-8 2A1,
OBLIGATIONS--6.1%                                                        6.50% due 1/25/2032......................         434,379
                                 NR*          Aaa           304,520    Bank of America Mortgage Securities, 2002-
                                                                         IA 1B, 4.64% due 8/25/2032...............         306,571
                                 NR*          Aaa           940,640    Chase Mortgage Finance Corporation, 1999-
                                                                         S4 A1, 6.50% due 4/25/2029...............         966,114
                                 AAA          Aaa           617,040    Countrywide Asset-Backed Certificates,
                                                                         6.102% due 8/25/2026.....................         621,516
                                 NR*          Aaa           706,052    Countrywide Home Loan, Series 2001-24 1A6,
                                                                         6% due 1/25/2032.........................         721,445
                                 NR*          Aaa           290,027    Freddie Mac, 5.57% due 7/15/2022...........         291,992
                                 AAA          NR*           577,083    General Motors Acceptance Corporation,
                                                                         Mortgage Corporation Loan Trust, 6.25%
                                                                         due 12/25/2031...........................         588,619
                                 AAA          Aaa           731,940    Structured Asset Securities Corporation,
                                                                         2002-9 A2, 1.68% due 10/25/2027..........         726,616
                                                                       Washington Mutual Inc.:
                                 AAA          Aaa         1,500,000      2002-AR4 A7, 5.574% due 4/25/2032........       1,537,924
                                 AAA          NR*           792,981      2002-S3 1A1, 6.50% due 6/25/2032.........         813,783
                                                                       Wells Fargo Mortgage-Backed Securities
                                                                         Trust:
                                 AAA          NR*         1,491,683      2002-3 A1, 5.50% due 3/25/2032...........       1,518,608
                                 AAA          Aaa           350,142      2002-A A2, 5.90% due 3/25/2032...........         351,251
                                                                                                                      ------------
                                                                                                                         8,878,818
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED       AAA          Aaa         2,000,000    Banc of America Commercial Mortgage Inc.,
SECURITIES--6.9%                                                         7.197% due 5/15/2010.....................       2,335,517
                                 NR*          Aaa         1,000,000    First Union-Chase Commercial Mortgage,
                                                                         1999-C2 A2, 6.645% due 6/15/2031.........       1,131,925
                                 AAA          NR*         1,500,000    General Electric Capital Commercial
                                                                         Mortgage Corporation, 2001-3 A2, 6.07%
                                                                         due 6/10/2038............................       1,655,301
                                 AAA          Aaa         1,400,000    Greenwich Capital Commercial Funding
                                                                         Corporation, 2002-C1 A4, 4.948% due
                                                                         1/11/2035................................       1,429,094

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
INDUSTRIES                      RATING++    RATING++      AMOUNT          NON-AGENCY MORTGAGE-BACKED SECURITIES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED       AAA          Aaa       $ 1,000,000    LB-UBS Commercial Mortgage Trust, 2002- C1
SECURITIES (CONCLUDED)                                                   A3, 6.226% due 3/15/2026.................    $  1,114,342
                                 NR*          NR*         2,250,000    Security Life of Denver, 4.66% due
                                                                         3/31/2003................................       2,328,532
                                                                                                                      ------------
                                                                                                                         9,994,711
----------------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL NON-AGENCY MORTGAGE-BACKED
                                                                       SECURITIES (COST -- $17,938,983)--13.0%          18,873,529
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 CORPORATE BONDS & NOTES
----------------------------------------------------------------------------------------------------------------------------------
BANKING--3.4%                    A-           A2            350,000    BB&T Corporation, 4.75% due 10/01/2012.....         351,255
                                 A-           A1            200,000    Banc One Corp., 8% due 4/29/2027...........         251,104
                                                                       Bank of America Corporation:
                                 A+           Aa2           260,000      5.875% due 2/15/2009.....................         285,301
                                 A+           Aa2           345,000      5.125% due 11/15/2014....................         350,882
                                 A+           Aa3           190,000    The Bank of New York, 5.20% due
                                                                         7/01/2007................................         204,530
                                                                       Capital One Bank:
                                 BBB-         Baa2           37,000      6.50% due 7/30/2004......................          36,186
                                 BBB-         Baa2          150,000      6.875% due 2/01/2006.....................         145,118
                                 A            A2            210,000    Corporacion Andina de Fomento, 6.875% due
                                                                         3/15/2012................................         220,153
                                 AAA          Aaa           505,000    European Investment Bank, 7.125% due
                                                                         9/18/2006................................         584,633
                                 BB+          NR*           105,000    Hudson United Bancorp Inc., 8.20% due
                                                                         9/15/2006................................         114,584
                                 A+           Aa3           130,000    Marshall & Ilsley Bank, 4.125% due
                                                                         9/04/2007................................         134,232
                                 A            A1            480,000    Mellon Funding Corporation, 5% due
                                                                         12/01/2014...............................         487,870
                                 A-           A2            140,000    Regions Financial Corporation, 6.375% due
                                                                         5/15/2012................................         156,137
                                 A+           Aa3           175,000    Suntrust Bank, 5.45% due 12/01/2017........         172,813
                                 A            Aa3           440,000    US Bancorp, 1.97% due 9/16/2005(a).........         440,277
                                 A            Aa3           220,000    Wachovia Corporation, 4.95% due
                                                                         11/01/2006...............................         234,755
                                                                       Washington Mutual Inc.:
                                 BBB+         A3            200,000      7.50% due 8/15/2006......................         224,892
                                 BBB+         A3            270,000      4.375% due 1/15/2008.....................         275,122
                                                                       Wells Fargo Company:
                                 A+           Aa2           280,000      5.125% due 2/15/2007.....................         300,724
                                 A+           Aa2            45,000      6.45% due 2/01/2011......................          50,517
                                                                                                                      ------------
                                                                                                                         5,021,085
----------------------------------------------------------------------------------------------------------------------------------
CANADIAN CORPORATES--0.6%        AAA          Aaa           100,000    Canada Government Bond, 5.25% due
                                                                         11/05/2008...............................         110,518
                                 AA           Aa2           435,000    Province of Ontario, 3.50% due 9/17/2007...         441,890
                                 A+           A1            310,000    Province of Quebec, 5% due 7/17/2009.......         331,258
                                 A+           Aa3            40,000    Province of Saskatchewan, 8% due
                                                                         7/15/2004................................          43,525
                                                                                                                      ------------
                                                                                                                           927,191
----------------------------------------------------------------------------------------------------------------------------------
FINANCE--6.2%                    A+           A2            250,000    American Honda Finance, 2.031% due
                                                                         10/03/2005(a)(b).........................         249,761
                                                                       Chrysler Financial Company LLC:
                                 BBB+         A3            226,000      1.60% due 2/03/2003......................         225,928
                                 BBB+         A3            226,000      1.59% due 3/06/2003......................         225,840
                                 A            A3            350,000    CountryWide Home Loan, 5.625% due
                                                                         7/15/2009................................         370,350
                                 A-           Baa1          325,000    Equifax Inc., 4.95% due 11/01/2007(b)......         330,687
                                                                       Ford Motor Credit Company:
                                 BBB          A3          1,800,000      2.492% due 4/17/2003.....................       1,796,153
                                 BBB          A3            750,000      6.50% due 1/25/2007......................         740,789
                                 BBB          A3            205,000      7.25% due 10/25/2011.....................         199,194
                                                                       General Motors Acceptance Corp.:
                                 BBB          A2          2,500,000      3.23% due 10/16/2003.....................       2,490,120
                                 BBB          A2            385,000      6.875% due 8/28/2012.....................         379,514
                                 BBB          A2             99,000      8% due 11/01/2031........................          99,539

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
INDUSTRIES                      RATING++    RATING++      AMOUNT                 CORPORATE BONDS & NOTES                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
FINANCE (CONCLUDED)              AA-          A1        $   210,000    International Lease Finance Corporation,
                                                                         4.375% due 12/15/2005....................    $    212,510
                                 AAA          Aaa           505,000    KFW International Finance, 2.50% due
                                                                         10/17/2005...............................         508,172
                                 BBB          Baa2          155,000    MBNA America Bank NA, 7.125% due
                                                                         11/15/2012...............................         162,209
                                                                       MBNA Corporation:
                                 BBB          Baa2          277,000      6.25% due 1/17/2007......................         289,161
                                 BBB          Baa2          100,000      5.625% due 11/30/2007                             102,132
                                 AA           Aa3           225,000    Principal Life Global, 6.25% due
                                                                         2/15/2012(b).............................         238,498
                                 AA           Aa3            85,000    Texaco Capital Inc., 8.625% due 6/30/2010..         107,082
                                 A+           A2            210,000    Verizon Global Funding Corporation, 7.375%
                                                                         due 9/01/2012............................         241,613
                                                                                                                      ------------
                                                                                                                         8,969,252
----------------------------------------------------------------------------------------------------------------------------------
FINANCE--CONSUMER--2.9%                                                Citigroup Inc.:
                                 AA-          Aa1           225,000      5.70% due 2/06/2004......................         234,035
                                 AA-          Aa1           235,000      5.75% due 5/10/2006......................         255,111
                                 A+           Aa2           475,000      7.25% due 10/01/2010.....................         551,413
                                 AA-          Aa1           150,000      6.50% due 1/18/2011......................         168,300
                                 A+           Aa2           275,000      6.625% due 6/15/2032.....................         300,225
                                 A+           A1            290,000    Golden West Financial Corporation, 4.75%
                                                                         due 10/01/2012...........................         291,605
                                                                       Household Finance Corporation:
                                 A-           A2          1,350,000      2.91% due 12/16/2004.....................       1,348,962
                                 A-           A2            630,000      5.875% due 2/01/2009.....................         646,636
                                 A-           A2            450,000      7% due 5/15/2012.........................         492,880
                                                                                                                      ------------
                                                                                                                         4,289,167
----------------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--4.3%             BBB+         Baa1          390,000    EOP Operating LP, 7.375% due 11/15/2003....         405,798
                                 AAA          Aaa         1,025,000    General Electric Capital Corp., 5.45% due
                                                                         1/15/2013................................       1,064,704
                                 A+           Aa3           570,000    Goldman Sachs Group, Inc., 6.875% due
                                                                         1/15/2011................................         636,257
                                 A            A3            145,000    John Hancock Financial Services, 5.625% due
                                                                         12/01/2008...............................         152,022
                                                                       Lehman Brothers Holdings, Inc.:
                                 A            A2            300,000      6.625% due 4/01/2004.....................         316,271
                                 A            A2             20,000      7% due 2/01/2008.........................          22,611
                                 A            A2            425,000      6.625% due 1/18/2012.....................         470,403
                                 NR*          Baa3          361,200    Lehman Brothers, TRAINS, 6.259% due
                                                                         8/15/2008(a)(b)(d).......................         371,949
                                                                       Morgan Stanley TRACERS(a)(b)(e):
                                 NR*          A3          1,380,000      5.854% due 3/01/2007.....................       1,470,431
                                 NR*          Baa1          480,000      6.725% due 6/15/2012.....................         528,379
                                 A+           A2            115,000    Progressive Corporation, 6.25% due
                                                                         12/01/2032...............................         117,988
                                 BBB+         Baa1          720,000    Prologis Trust, 7% due 10/01/2003..........         740,286
                                                                                                                      ------------
                                                                                                                         6,297,099
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER--0.5%       BBB+         Baa2          200,000    Coors Brewing Company, 6.375% due
                                                                         5/15/2012................................         223,509
                                 A-           A2            188,000    Phillip Morris Companies, Inc., 8.25% due
                                                                         10/15/2003...............................         194,805
                                 BBB          Baa3          270,000    Tyson Foods, Inc., 6.625% due 10/01/2004...         287,080
                                                                                                                      ------------
                                                                                                                           705,394
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY--1.0%         BBB+         Baa1           95,000    Anadarko Finance Company, 7.50% due
                                                                         5/01/2031................................         112,960
                                 BBB+         Baa1          100,000    Anadarko Petroleum Corporation, 5.375% due
                                                                         3/01/2007................................         106,865
                                 BB-          Ba2           130,000    The Coastal Corporation, 6.50% due
                                                                         6/01/2008................................          97,500
                                 A            A2            240,000    Colonial Pipeline, 7.63% due
                                                                         4/15/2032(b).............................         286,442
                                                                       Kinder Morgan Energy:
                                 BBB+         Baa1          150,000      5.35% due 8/15/2007                               156,961
                                 BBB+         Baa1          235,000      6.75% due 3/15/2011......................         255,269

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
INDUSTRIES                      RATING++    RATING++      AMOUNT                 CORPORATE BONDS & NOTES                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY               A+           A1        $   370,000    Motiva Enterprises LLC, 5.20% due
(CONCLUDED)                                                              9/15/2012(b).............................    $    369,383
                                                                                                                      ------------
                                                                                                                         1,385,380
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                     BBB-         Ba1            45,000    Abitibi Consolidated Inc., 8.55% due
                                                                         8/01/2010................................          49,944
MANUFACTURING--3.2%              A            A2            225,000    Alcoa Inc., 1.70% due 12/06/2004(a)........         225,578
                                 A+           A3            100,000    Boeing Capital Corporation, 7.10% due
                                                                         9/27/2005................................         108,322
                                 A-           A3            225,000    Cooper Industries Inc., 5.50% due
                                                                         11/01/2009...............................         234,506
                                                                       Daimler-Chrysler NA Holdings:
                                 BBB+         A3          1,782,000      7.125% due 4/10/2003.....................       1,800,761
                                 BBB+         A3            200,000      6.40% due 5/15/2006......................         215,592
                                 BBB+         A3            215,000      7.30% due 1/15/2012......................         241,262
                                 BBB-         Baa3           45,000    Domtar Inc., 7.875% due 10/15/2011.........          52,594
                                 A            A2             60,000    Emerson Electric Company, 6% due
                                                                         8/15/2032................................          60,915
                                 BBB          Baa1          360,000    Ford Motor Company, 7.45% due 7/16/2031....         313,153
                                 BBB-         Ba1            85,000    Methanex Corporation, 8.75% due 8/15/2012..          90,100
                                 BBB+         Baa1          140,000    Newell Rubbermaid Inc., 4.625% due
                                                                         12/15/2009...............................         142,817
                                 BBB+         A3            115,000    Praxair Inc., 6.375% due 4/01/2012.........         128,557
                                 BBB-         Baa3          200,000    Raytheon Company, 6.75% due 3/15/2018......         209,590
                                 BBB+         NR*           330,000    SC Johnson & Son Inc., 5% due
                                                                         12/15/2012(b)............................         333,084
                                 BBB          Baa3          100,000    Sealed Air Corporation, 6.95% due
                                                                         5/15/2009(b).............................         102,365
                                 BBB-         Baa3          255,000    Toll Brothers Inc., 6.875% due
                                                                         11/15/2012(b)............................         262,608
                                 BBB+         Baa1          120,000    UPM-Kymmene Corporation, 5.625% due
                                                                         12/01/2014(b)............................         124,521
                                                                                                                      ------------
                                                                                                                         4,696,269
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--OTHER--1.2%          A+           A1        220,000....    Archer-Daniels-Midland, 5.935% due
                                                                         10/01/2032...............................         219,516
                                 BBB          Baa3          125,000    Developers Divers Realty, 6.625% due
                                                                         1/15/2008................................         125,676
                                 A+           A1            320,000    First Data Corporation, 6.75% due
                                                                         7/15/2005................................         348,270
                                 BBB+         Baa2           55,000    Health Care Properties Inc., 7.48% due
                                                                         4/05/2004................................          58,042
                                                                       Health Care Properties Investors Inc.:
                                 BBB+         Baa2          135,000      6.50% due 2/15/2006......................         140,209
                                 BBB+         Baa2          245,000      6.45% due 6/25/2012......................         246,817
                                 BBB-         Ba1           305,000    Hilton Hotels Corporation, 7.625% due
                                                                         12/01/2012...............................         308,005
                                 BBB          Baa2          160,000    Martin Marietta Corp., 7.375% due
                                                                         4/15/2013................................         187,692
                                 BBB-         Baa3          165,000    Nationwide Health Properties, 6.59% due
                                                                         7/07/2038................................         170,904
                                                                                                                      ------------
                                                                                                                         1,805,131
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--2.3%       BBB+         Baa1          215,000    AOL Time Warner Inc., 6.875% due
                                                                         5/01/2012................................         227,062
                                                                       Aramark Services Inc.:
                                 BBB-         Baa3          245,000      6.75% due 8/01/2004......................         254,906
                                 BBB-         Baa3          205,000      6.375% due 2/15/2008.....................         212,247
                                 NR*          A2            225,000    Carnival Corporation, 6.15% due 4/15/2008..         239,314
                                 BBB          Baa1          235,000    Cendant Corporation, 6.875% due
                                                                         8/15/2006................................         243,851
                                 BB+          Ba2           470,000    Circus Circus Enterprises, Inc., 6.70% due
                                                                         11/15/2096...............................         472,198
                                 BBB-         Ba1           275,000    HCA Inc., 6.30% due 10/01/2012.............         277,349
                                 A-           A3             85,000    Kohl's Corporation, 6% due 1/15/2033.......          85,451
                                 BBB-         Baa3          260,000    Liberty Media Corporation, 7.875% due
                                                                         7/15/2009................................         281,974
                                 BBB+         Baa1          140,000    Limited Brands Inc., 6.125% due
                                                                         12/01/2012...............................         147,370
                                 BBB          Baa3           60,000    SuperValu Inc., 7.50% due 5/15/2012........          64,674

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
INDUSTRIES                      RATING++    RATING++      AMOUNT                 CORPORATE BONDS & NOTES                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES             BBB-         Baa3      $   175,000    USA Interactive, 7% due 1/15/2013(b).......    $    180,954
(CONCLUDED)
                                 A-           A3            205,000    Viacom Inc., 7.875% due 7/30/2030..........         255,190
                                 BBB          Ba1           395,000    Waste Management Inc., 7.375% due
                                                                         8/01/2010................................         432,185
                                                                                                                      ------------
                                                                                                                         3,374,725
----------------------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES--0.3%         AAA          Aaa           140,000    Continental Airlines, 6.563% due
                                                                         2/15/2012................................         149,637
                                                                       Southwest Airlines Co.:
                                 A            Baa1           30,000      8% due 3/01/2005.........................          33,196
                                 A            Baa1          190,000      7.875% due 9/01/2007.....................         213,834
                                                                                                                      ------------
                                                                                                                           396,667
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--                      BBB          Baa3          307,000    AT&T Broadband Corporation, 8.375% due
COMMUNICATIONS--2.8%                                                     3/15/2013................................         348,728
                                                                       AT&T Corporation:
                                 BBB+         Baa2           31,000      6% due 3/15/2009.........................          30,956
                                 BBB+         Baa2           90,000      7.30% due 11/15/2011.....................          98,371
                                                                       AT&T Wireless Services Inc.:
                                 BBB          Baa2          187,000      8.125% due 5/01/2012.....................         187,935
                                 BBB          Baa2          112,000      8.75% due 3/01/2031......................         109,760
                                 A            A2             75,000    Alltel Corporation, 7% due 7/01/2012.......          86,434
                                 BBB+         Baa2          335,000    CenturyTel Inc., 7.875% due 8/15/2012(b)...         396,497
                                                                       Clear Channel Communications:
                                 BBB-         Baa3          165,000      7.875% due 6/15/2005.....................         180,645
                                 BBB-         Baa3          205,000      7.65% due 9/15/2010......................         232,235
                                 BBB          Baa2          240,000    Cox Communications Inc., 7.125% due
                                                                         10/01/2012...............................         266,576
                                 A+           A3            270,000    GTE Corporation, 6.84% due 4/15/2018.......         280,419
                                                                       Sprint Capital Corporation:
                                 BBB-         Baa3          510,000      5.70% due 11/15/2003.....................         507,450
                                 BBB-         Baa3          335,000      8.375% due 3/15/2012.....................         333,325
                                                                       Tele-Communications Inc.:
                                 BBB          Baa3          270,000      8.25% due 1/15/2003......................         270,079
                                 BBB          Baa3          235,000      9.80% due 2/01/2012......................         282,475
                                 B-           Ba3           234,000    US West Communications, 7.20% due
                                                                         11/01/2004...............................         222,300
                                 A+           A2            220,000    Verizon New York Inc., 6.875% due
                                                                         4/01/2012................................         247,145
                                                                                                                      ------------
                                                                                                                         4,081,330
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC--2.6%        BBB+         A3            125,000    Alabama Power Capital Trust, 5.50% due
                                                                         10/01/2042...............................         125,694
                                 BBB          Baa1          480,000    Cincinnati Gas & Electric Company, 5.70%
                                                                         due 9/15/2012............................         492,024
                                 BBB+         Baa1          200,000    Commonwealth Edison Company, 6.95% due
                                                                         7/15/2018................................         220,057
                                 A+           A1            330,000    Consolidated Edison Company of New York,
                                                                         4.875% due 2/01/2013.....................         334,576
                                                                       Dominion Resources Inc.:
                                 BBB+         Baa1          200,000      7.625% due 7/15/2005.....................         219,403
                                 BBB+         Baa1          305,000      8.125% due 6/15/2010.....................         354,837
                                 BBB+         Baa1          100,000      6.75% due 12/15/2032.....................         102,631
                                 BBB+         Baa2           90,000    Exelon Corporation, 6.75% due 5/01/2011....          98,514
                                 BBB-         Baa2          545,000    FirstEnergy Corp., 6.45% due 11/15/2011....         542,189
                                                                       Florida Power & Light:
                                 A            Aa3            75,000      4.85% due 2/01/2013......................          76,615
                                 A            Aa3           120,000      5.85% due 2/01/2033......................         122,913
                                 A            A2            200,000    Georgia Power Company, 5.125% due
                                                                         11/15/2012...............................         206,956
                                 BBB-         Baa3          190,000    Mid-American Energy Holdings, 5.875% due
                                                                         10/01/2012(b)............................         192,609
                                 A            A1            200,000    Mississippi Power, 6.05% due 5/01/2003.....         202,414
                                 BBB          Baa1          225,000    PSE&G Power, 6.95% due 6/01/2012...........         228,450
                                 BBB+         Baa1          210,000    Southern Power Company, 6.25% due
                                                                         7/15/2012................................         221,870
                                                                                                                      ------------
                                                                                                                         3,741,752
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
INDUSTRIES                      RATING++    RATING++      AMOUNT                 CORPORATE BONDS & NOTES                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES--1.7%          A-           A2        $   100,000    BSCH Issuances Ltd., 7.625% due 9/14/2010..    $    113,743
                                 A-           Baa1          520,000    British Telecom PLC, 8.375% due
                                                                         12/15/2010...............................         623,427
                                 A-           A2            250,000    Codelco Inc., 6.375% due 11/30/2012(b).....         262,040
                                 BBB+         Baa1          170,000    Deutsche Telekom International Finance,
                                                                         8.50% due 6/15/2010......................         195,795
                                                                       France Telecom:
                                 BBB-         Baa3           75,000      9.25% due 3/01/2011......................          86,720
                                 BBB          Baa3          100,000      10% due 3/01/2031........................         121,733
                                 BBB          Baa3          220,000    Koninklijke (KPN) NV, 8% due 10/01/2010....         246,400
                                 A            A2            200,000    Norsk Hydro A/S, 6.36% due 1/15/2009.......         216,959
                                                                       Pemex Project Funding Master Trust:
                                 BBB-         Baa1          305,000      9.125% due 10/13/2010....................         349,225
                                 BBB-         Baa1          225,000      7.375% due 12/15/2014(b).................         230,625
                                                                                                                      ------------
                                                                                                                         2,446,667
----------------------------------------------------------------------------------------------------------------------------------
YANKEE SOVEREIGNS--1.3%                                                Korea Development Bank:
                                 A-           A3            200,000      7.125% due 4/22/2004.....................         212,606
                                 A-           A3            225,000      4.25% due 11/13/2007.....................         228,450
                                 AAA          Aaa           250,000    Republic of Finland, 5.875% due 2/27/2006..         273,801
                                 AA           Aa2           650,000    Republic of Italy, 6% due 9/27/2003........         670,418
                                 BBB-         Baa2          405,000    United Mexican States, 9.875% due
                                                                         2/01/2010................................         497,178
                                                                                                                      ------------
                                                                                                                         1,882,453
----------------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL CORPORATE BONDS & NOTES
                                                                       (COST $48,330,625)--34.3%                        50,019,562
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--6.3%                                    740,000    Autoliv ASP Inc., 1.33% due 1/02/2003......         739,945
                                                          2,800,000    ITT Industries, Inc., 1.36% due
                                                                         1/02/2003................................       2,799,788
                                                          2,800,000    Ryder System, 1.60% due 1/06/2003..........       2,799,253
                                                          2,900,000    The Walt Disney Corporation, 1.62% due
                                                                         1/09/2003................................       2,898,825
                                                                                                                      ------------
                                                                                                                         9,237,811
----------------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL SHORT-TERM INVESTMENTS
                                                                       (COST $9,237,811)--6.3%                           9,237,811
----------------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL INVESTMENTS
                                                                       (COST $161,993,764)--114.8%................     167,115,839
                                                                       LIABILITIES IN EXCESS OF
                                                                       OTHER ASSETS--(14.8%)......................     (21,615,798)
                                                                                                                      ------------
                                                                       NET ASSETS--100.0%.........................    $145,500,041
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------

* Not Rated.

** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

+ Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

++ Ratings of issues shown are unaudited.

(a) Floating rate note.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(d) Target Return Index Securities (TRAINS).

(e) Traded Custody Receipts (TRACERS).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of December 31, 2002                (in U.S. dollars)
--------------------------------------------------------------------------------

                               SHARES
                                 HELD                                                                                   PERCENT OF
INDUSTRY*                                                          STOCKS                                  VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE            54,600    General Dynamics Corporation...............................    $  4,333,602        1.7%
----------------------------------------------------------------------------------------------------------------------------------
AIR FREIGHT &                  91,900    United Parcel Service, Inc. (Class B)......................       5,797,052        2.2
LOGISTICS
----------------------------------------------------------------------------------------------------------------------------------
BANKS                         127,000    Northern Trust Corporation.................................       4,429,760        1.7
                               96,600    Washington Mutual, Inc. ...................................       3,335,598        1.3
                                                                                                        ------------      -----
                                                                                                           7,765,358        3.0
----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES                     135,200    Anheuser-Busch Companies, Inc. ............................       6,543,680        2.5
                              199,500    The Coca-Cola Company......................................       8,742,090        3.3
                              161,400    Coca-Cola Enterprises Inc. ................................       3,505,608        1.3
                                                                                                        ------------      -----
                                                                                                          18,791,378        7.1
----------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                 158,000    +Amgen Inc. ...............................................       7,639,300        2.9
----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS                      62,200    Ecolab Inc. ...............................................       3,078,900        1.2
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES           132,500    First Data Corporation.....................................       4,691,825        1.8
& SUPPLIES
                              122,500    H&R Block, Inc. ...........................................       4,924,500        1.9
                                                                                                        ------------      -----
                                                                                                           9,616,325        3.7
----------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                460,400    +Cisco Systems, Inc. ......................................       6,026,636        2.3
EQUIPMENT
----------------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                   118,300    International Business Machines Corporation................       9,168,250        3.5
PERIPHERALS
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS        151,700    American Express Company...................................       5,362,595        2.0
                               88,400    Fannie Mae.................................................       5,686,772        2.2
                              175,200    State Street Corporation...................................       6,832,800        2.6
                              118,200    T. Rowe Price Group Inc. ..................................       3,220,950        1.2
                                                                                                        ------------      -----
                                                                                                          21,103,117        8.0
----------------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING         140,800    SYSCO Corporation..........................................       4,194,432        1.6
----------------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                  91,700    Unilever NV (NY Registered Shares).........................       5,658,807        2.1
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT          74,000    +Alcon, Inc. ..............................................       2,919,300        1.1
& SUPPLIES

                              147,500    +Boston Scientific Corporation.............................       6,271,700        2.4
                               57,200    Medtronic, Inc. ...........................................       2,608,320        1.0
                               45,600    Stryker Corporation........................................       3,060,672        1.2
                               72,000    +Zimmer Holdings, Inc. ....................................       2,989,440        1.1
                                                                                                        ------------      -----
                                                                                                          17,849,432        6.8
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS         157,600    HCA Inc. ..................................................       6,540,400        2.5
& SERVICES
                              167,500    Health Management Associates, Inc. (Class A)...............       2,998,250        1.1
                              136,700    +Tenet Healthcare Corporation..............................       2,241,880        0.9
                                                                                                        ------------      -----
                                                                                                          11,780,530        4.5
----------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &          51,700    +Brinker International, Inc. ..............................       1,667,325        0.6
LEISURE
                              185,700    +YUM! Brands, Inc. ........................................       4,497,654        1.7
                                                                                                        ------------      -----
                                                                                                           6,164,979        2.3
----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS             67,800    The Clorox Company.........................................       2,796,750        1.0
                               57,700    Colgate-Palmolive Company..................................       3,025,211        1.2
                              113,300    The Procter & Gamble Company...............................       9,737,002        3.7
                                                                                                        ------------      -----
                                                                                                          15,558,963        5.9
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                     50,100    3M Co. ....................................................       6,177,330        2.3
CONGLOMERATES
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE                      42,500    American International Group, Inc. ........................       2,458,625        0.9
                               94,500    Everest Re Group, Ltd. ....................................       5,225,850        2.0
                              133,100    Marsh & McLennan Companies, Inc. ..........................       6,150,551        2.4
                                                                                                        ------------      -----
                                                                                                          13,835,026        5.3
----------------------------------------------------------------------------------------------------------------------------------
MEDIA                         447,900    +AOL Time Warner Inc. .....................................       5,867,490        2.2
                              150,400    +Clear Channel Communications, Inc. .......................       5,608,416        2.1
                               97,100    +Fox Entertainment Group, Inc. (Class A)...................       2,517,803        1.0
                              196,400    +Rogers Communications, Inc. 'B'...........................       1,822,524        0.7
                              172,600    +Viacom, Inc. (Class B)....................................       7,035,176        2.7
                                                                                                        ------------      -----
                                                                                                          22,851,409        8.7
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                               SHARES
                                 HELD                                                                                   PERCENT OF
INDUSTRY*                                                          STOCKS                                  VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL               20,000    +Kohl's Corporation........................................    $  1,119,000        0.4%
                              282,600    Wal-Mart Stores, Inc. .....................................      14,274,126        5.4
                                                                                                        ------------      -----
                                                                                                          15,393,126        5.8
----------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR                 468,200    Intel Corporation..........................................       7,285,192        2.8
EQUIPMENT & PRODUCTS
----------------------------------------------------------------------------------------------------------------------------------
SOFTWARE                       63,700    +Electronic Arts Inc. .....................................       3,166,527        1.2
                              347,300    +Microsoft Corporation.....................................      17,958,883        6.8
                                                                                                        ------------      -----
                                                                                                          21,125,410        8.0
----------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL               74,700    +Bed Bath & Beyond Inc. ...................................       2,581,632        1.0
                              124,800    Lowe's Companies, Inc. ....................................       4,680,000        1.8
                              141,900    The TJX Companies, Inc. ...................................       2,769,888        1.0
                                                                                                        ------------      -----
                                                                                                          10,031,520        3.8
----------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL STOCKS (COST--$305,385,372)                               251,226,074       95.5
----------------------------------------------------------------------------------------------------------------------------------
                          PARTNERSHIP
                           INTEREST                         SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
                          $10,047,090    Merrill Lynch Liquidity Series, LLC Cash Sweep Series
                                         II**.......................................................      10,047,090        3.8
----------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL SHORT-TERM SECURITIES (COST -- $10,047,090)                10,047,090        3.8
----------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS (COST--$315,432,462).....................     261,273,164       99.3
                                         OTHER ASSETS LESS LIABILITIES..............................       1,782,953        0.7
                                                                                                        ------------      -----
                                         NET ASSETS.................................................    $263,056,117      100.0%
                                                                                                        ============      =====
----------------------------------------------------------------------------------------------------------------------------------

 + Non-income producing security.
 * For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------------------------
                                                                  NET           NET       INTEREST
AFFILIATE                                                      ACTIVITY        COST        INCOME
--------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II      $10,047,090   $10,047,090    $8,880
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2002                (in U.S. dollars)
--------------------------------------------------------------------------------

                                                SHARES                                                              PERCENT OF
COUNTRY                 INDUSTRY+++               HELD                     STOCKS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA          BANKS                         8,000    National Australia Bank Limited (7.875%
                                                            Convertible Preferred)................   $    260,400       0.2%
                   -----------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                63,600    Alumina Limited.........................        175,484       0.1
                                                73,600    +WMC Resources Limited..................        174,894       0.1
                                                                                                     ------------     -----
                                                                                                          350,378       0.2
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN AUSTRALIA                       610,778       0.4
------------------------------------------------------------------------------------------------------------------------------
BELGIUM            DIVERSIFIED FINANCIALS        4,424    Fortis..................................         77,995       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN BELGIUM                          77,995       0.1
------------------------------------------------------------------------------------------------------------------------------
BERMUDA            INSURANCE                    25,700    ACE Limited(i)..........................        754,038       0.6
                                                 3,700    XL Capital Ltd. (Class A)...............        285,825       0.2
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN BERMUDA                       1,039,863       0.8
------------------------------------------------------------------------------------------------------------------------------
BRAZIL             OIL & GAS                    14,000    Petroleo Brasileiro SA--Petrobras
                                                            (ADR)(a)..............................        209,160       0.2
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN BRAZIL                          209,160       0.2
------------------------------------------------------------------------------------------------------------------------------
CANADA             COMMUNICATIONS               38,029    +Nortel Networks Corporation............         61,227       0.0
                   EQUIPMENT
                   -----------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                24,500    +Inco Limited...........................        519,890       0.4
                                                19,600    Placer Dome Inc. .......................        225,400       0.2
                                                                                                     ------------     -----
                                                                                                          745,290       0.6
                   -----------------------------------------------------------------------------------------------------------
                   SEMICONDUCTOR
                   EQUIPMENT & PRODUCTS
                                                14,600    +Genesis Microchip Incorporated.........        190,530       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN CANADA                          997,047       0.7
------------------------------------------------------------------------------------------------------------------------------
DENMARK            COMMERCIAL SERVICES &         4,145    +ISS A/S................................        149,324       0.1
                   SUPPLIES
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN DENMARK                         149,324       0.1
------------------------------------------------------------------------------------------------------------------------------
FINLAND            COMMUNICATIONS               16,672    Nokia Oyj (Series A)....................        265,058       0.2
                   EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN FINLAND                         265,058       0.2
------------------------------------------------------------------------------------------------------------------------------
FRANCE             AUTOMOBILES                   5,961    PSA Peugeot Citroen.....................        243,088       0.2
                   -----------------------------------------------------------------------------------------------------------
                   BANKS
                                                 9,236    BNP Paribas SA..........................        376,350       0.3
                   -----------------------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS
                                                   456    Lafarge SA (Ordinary)...................         34,358       0.0
                   -----------------------------------------------------------------------------------------------------------
                   ELECTRICAL EQUIPMENT
                                                12,135    +Alstom.................................         60,489       0.0
                   -----------------------------------------------------------------------------------------------------------
                   HOTELS, RESTAURANTS &
                   LEISURE
                                                 4,847    Accor SA................................        146,795       0.1
                   -----------------------------------------------------------------------------------------------------------
                   MEDIA
                                                12,688    Vivendi Universal SA....................        204,915       0.1
                   -----------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                17,290    +Arcelor................................        212,649       0.2
                                                 4,555    Pechiney SA 'A'.........................        159,844       0.1
                                                                                                     ------------     -----
                                                                                                          372,493       0.3
                   -----------------------------------------------------------------------------------------------------------
                   MULTI-UTILITIES &
                   UNREGULATED POWER
                                                 8,246    Suez SA.................................        143,126       0.1
                   -----------------------------------------------------------------------------------------------------------
                   MULTILINE RETAIL
                                                 1,286    Pinault-Printemps-Redoute SA............         94,602       0.1
                   -----------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                 4,388    TotalFinaElf SA.........................        626,709       0.5
                   -----------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                 2,872    Aventis SA..............................        156,119       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN FRANCE                        2,459,044       1.8
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                SHARES                                                              PERCENT OF
COUNTRY                 INDUSTRY+++               HELD                     STOCKS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
GERMANY            AUTOMOBILES                   3,211    Volkswagen AG...........................   $    116,252       0.1%
                   -----------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                 1,210    Henkel KGaA.............................         66,663       0.1
                                                 4,964    Henkel KGaA (Preferred).................        314,116       0.2
                                                                                                     ------------     -----
                                                                                                          380,779       0.3
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                15,415    Deutsche Telekom AG (Registered
                                                            Shares)...............................        197,677       0.1
                   -----------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES
                                                 5,029    E.On AG.................................        202,653       0.2
                   -----------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                 1,004    Muenchener
                                                            Rueckversicherungs-Gesellschaft AG
                                                            (Registered Shares)...................        120,005       0.1
                   -----------------------------------------------------------------------------------------------------------
                   MACHINERY
                                                 4,746    Linde AG................................        174,316       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN GERMANY                       1,191,682       0.9
------------------------------------------------------------------------------------------------------------------------------
HONG KONG          DIVERSIFIED FINANCIALS       27,600    HSBC Holdings PLC.......................        301,716       0.2
                   -----------------------------------------------------------------------------------------------------------
                   INDUSTRIAL
                   CONGLOMERATES
                                                51,260    Hutchison Whampoa Limited...............        320,769       0.2
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN HONG KONG                       622,485       0.4
------------------------------------------------------------------------------------------------------------------------------
IRELAND            BANKS                        18,520    Bank of Ireland.........................        190,268       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN IRELAND                         190,268       0.1
------------------------------------------------------------------------------------------------------------------------------
ISRAEL             COMMUNICATIONS               64,600    +ECI Telecom Limited (U.S. Registered
                   EQUIPMENT                                Shares)...............................        128,554       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN ISRAEL                          128,554       0.1
------------------------------------------------------------------------------------------------------------------------------
ITALY              BANKS                       148,780    Intesa BCI SpA..........................        313,821       0.2
                                                56,383    Unicredito Italiano SpA.................        225,431       0.2
                                                                                                     ------------     -----
                                                                                                          539,252       0.4
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                22,089    Telecom Italia SpA......................        167,593       0.1
                   -----------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                12,414    Assicurazioni Generali..................        255,334       0.2
                   -----------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                22,671    ENI SpA.................................        360,433       0.2
                   -----------------------------------------------------------------------------------------------------------
                   TRANSPORTATION
                   INFRASTRUCTURE
                                                11,583    Autostrade-Concessioni e Costruzioni
                                                            Autostrade SpA........................        115,231       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN ITALY                         1,437,843       1.0
------------------------------------------------------------------------------------------------------------------------------
JAPAN              AUTO COMPONENTS               4,500    TOYOTA INDUSTRIES CORPORATION...........         67,688       0.0
                   -----------------------------------------------------------------------------------------------------------
                   AUTOMOBILES
                                                47,000    Fuji Heavy Industries, Ltd. ............        186,146       0.1
                                                19,000    Suzuki Motor Corporation................        206,539       0.2
                                                                                                     ------------     -----
                                                                                                          392,685       0.3
                   -----------------------------------------------------------------------------------------------------------
                   BEVERAGES
                                                 8,100    Coca-Cola West Japan Company Limited....        121,155       0.1
                                                 5,000    Kinki Coca-Cola Bottling Co., Ltd.......         28,272       0.0
                                                                                                     ------------     -----
                                                                                                          149,427       0.1
                   -----------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                26,000    Shin-Etsu Chemical Co., Ltd.............        852,279       0.6
                   -----------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &
                   INSTRUMENTS
                                                12,000    Murata Manufacturing Co., Ltd...........        470,212       0.3
                   -----------------------------------------------------------------------------------------------------------
                   HOUSEHOLD DURABLES
                                                 1,400    Nintendo Company Ltd....................        130,833       0.1
                   -----------------------------------------------------------------------------------------------------------
                   HOUSEHOLD PRODUCTS
                                                10,600    Rohto Pharmaceutical Co., Ltd...........         73,424       0.1
                   -----------------------------------------------------------------------------------------------------------
                   INSURANCE
                                               194,000    Aioi Insurance Company, Limited.........        374,366       0.3
                                                   221    Millea Holdings, Inc....................      1,590,410       1.1
                                               291,000    Mitsui Marine and Fire Insurance
                                                            Company, Ltd..........................      1,338,889       1.0
                                                39,000    The Nippon Fire & Marine Insurance Co.,
                                                            Ltd. .................................        146,903       0.1
                                                                                                     ------------     -----
                                                                                                        3,450,568       2.5
                   -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                SHARES                                                              PERCENT OF
COUNTRY                 INDUSTRY+++               HELD                     STOCKS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
JAPAN              MULTILINE RETAIL              4,500    Ito-Yokado Co., Ltd.....................   $    132,721       0.1%
(CONCLUDED)

                   -----------------------------------------------------------------------------------------------------------
                   OFFICE ELECTRONICS
                                                 5,000    Canon, Inc..............................        188,337       0.1
                   -----------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                15,000    Sankyo Company, Ltd.....................        188,211       0.1
                                                 4,900    Takeda Chemical Industries, Ltd.........        204,803       0.2
                                                                                                     ------------     -----
                                                                                                          393,014       0.3
                   -----------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                   135    NTT DoCoMo, Inc.........................        249,136       0.2
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN JAPAN                         6,550,324       4.7
------------------------------------------------------------------------------------------------------------------------------
MEXICO             BEVERAGES                     1,700    Fomento Economico Mexicano, SA de CV
                                                            (ADR)(a)..............................         61,914       0.0
                   -----------------------------------------------------------------------------------------------------------
                   MEDIA
                                                 8,800    +Grupo Televisa SA (ADR)(a).............        245,784       0.2
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN MEXICO                          307,698       0.2
------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS        BANKS                         5,902    ABN AMRO Holding NV.....................         96,496       0.1
                   -----------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                 7,554    Akzo Nobel NV...........................        239,638       0.2
                   -----------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &
                   SUPPLIES
                                                14,266    Buhrmann NV.............................         62,278       0.0
                                                13,880    Vedior NV 'A'...........................         79,237       0.1
                                                                                                     ------------     -----
                                                                                                          141,515       0.1
                   -----------------------------------------------------------------------------------------------------------
                   CONSTRUCTION &
                   ENGINEERING
                                                 6,381    Imtech NV...............................         84,172       0.1
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIALS
                                                 9,288    Fortis..................................        162,382       0.1
                                                13,306    ING Groep NV............................        225,368       0.2
                                                                                                     ------------     -----
                                                                                                          387,750       0.3
                   -----------------------------------------------------------------------------------------------------------
                   HOUSEHOLD DURABLES
                                                10,428    Koninklijke (Royal) Philips Electronics
                                                            NV....................................        182,750       0.1
                   -----------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                10,576    Aegon NV................................        136,067       0.1
                   -----------------------------------------------------------------------------------------------------------
                   MEDIA
                                                12,667    Wolters Kluwer NV 'A'...................        220,660       0.1
                   -----------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                18,112    Royal Dutch Petroleum Company...........        797,332       0.6
                                                 9,800    Royal Dutch Petroleum Company (NY
                                                            Registered Shares)....................        431,396       0.3
                                                                                                     ------------     -----
                                                                                                        1,228,728       0.9
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE NETHERLANDS               2,717,776       2.0
------------------------------------------------------------------------------------------------------------------------------
PORTUGAL           ELECTRIC UTILITIES           50,696    Electricidade de Portugal, SA (EDP).....         84,589       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN PORTUGAL                         84,589       0.1
------------------------------------------------------------------------------------------------------------------------------
SINGAPORE          ELECTRONIC EQUIPMENT &       15,850    +Flextronics International Ltd..........        129,178       0.1
                   INSTRUMENTS
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SINGAPORE                       129,178       0.1
------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA       PAPER & FOREST                7,400    Sappi Limited (ADR)(a)..................         97,828       0.1
                   PRODUCTS
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SOUTH AFRICA                     97,828       0.1
------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA        DIVERSIFIED                  53,600    KT Corporation (ADR)(a).................      1,155,080       0.8
                   TELECOMMUNICATION
                   SERVICES
                   -----------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                 1,000    +SK Telecom Co., Ltd....................        193,078       0.1

                                                 9,400    SK Telecom Co., Ltd. (ADR)(a)(f)........        200,690       0.2
                                                                                                     ------------     -----
                                                                                                          393,768       0.3
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SOUTH KOREA                   1,548,848       1.1
------------------------------------------------------------------------------------------------------------------------------
SPAIN              DIVERSIFIED                  19,487    +Telefonica SA..........................        174,436       0.1
                   TELECOMMUNICATION
                   SERVICES
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SPAIN                           174,436       0.1
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                SHARES                                                              PERCENT OF
COUNTRY                 INDUSTRY+++               HELD                     STOCKS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
SWEDEN             BANKS                        44,738    Nordbanken Holding AB...................   $    197,163       0.2%
                                                21,151    Skandinaviska Enskilda Banken (SEB)
                                                            'A'...................................        175,989       0.1
                                                                                                     ------------     -----
                                                                                                          373,152       0.3
                   -----------------------------------------------------------------------------------------------------------
                   HOUSEHOLD DURABLES
                                                 1,347    Electrolux AB 'B'.......................         21,256       0.0
                   -----------------------------------------------------------------------------------------------------------
                   PAPER & FOREST
                   PRODUCTS
                                                 4,599    Svenska Cellulosa AB (SCA) 'B'..........        155,177       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SWEDEN                          549,585       0.4
------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND        BANKS                         7,847    +Credit Suisse Group....................        170,254       0.1
                   -----------------------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS
                                                 1,138    Holcim Ltd. 'B'.........................        206,580       0.1
                   -----------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                 2,339    Nestle SA (Registered Shares)...........        495,644       0.4
                   -----------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                10,892    Novartis AG (Registered Shares).........        397,412       0.3
                                                 4,385    Roche Holding AG........................        305,558       0.2
                                                                                                     ------------     -----
                                                                                                          702,970       0.5
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SWITZERLAND                   1,575,448       1.1
------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM     BANKS                        68,229    Barclays PLC............................        422,891       0.3
                                                19,577    HSBC Holdings PLC.......................        216,364       0.1
                                                21,270    Royal Bank of Scotland Group PLC........        509,529       0.4
                                                                                                     ------------     -----
                                                                                                        1,148,784       0.8
                   -----------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &
                   SUPPLIES
                                                69,985    Chubb PLC...............................         98,867       0.1
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                71,064    BT Group PLC............................        223,092       0.2
                   -----------------------------------------------------------------------------------------------------------
                   FOOD & DRUG RETAILING
                                                20,803    Boots Company PLC.......................        196,256       0.1
                                                53,004    J Sainsbury PLC.........................        237,861       0.2
                                                                                                     ------------     -----
                                                                                                          434,117       0.3
                   -----------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                65,975    Unilever PLC............................        627,720       0.5
                   -----------------------------------------------------------------------------------------------------------
                   HOTELS, RESTAURANTS &
                   LEISURE
                                                18,335    Six Continents PLC......................        148,178       0.1
                   -----------------------------------------------------------------------------------------------------------
                   INDUSTRIAL
                   CONGLOMERATES
                                                18,320    Smiths Industries PLC...................        205,126       0.1
                   -----------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                27,478    AVIVA PLC...............................        195,969       0.2
                                                21,306    Prudential Corporation PLC..............        150,579       0.1
                                                                                                     ------------     -----
                                                                                                          346,548       0.3
                   -----------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                11,282    Anglo American PLC......................        167,553       0.1
                   -----------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                74,561    BP Amoco PLC............................        512,553       0.4
                   -----------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                37,394    GlaxoSmithKline PLC.....................        717,591       0.5
                   -----------------------------------------------------------------------------------------------------------
                   TRANSPORTATION
                   INFRASTRUCTURE
                                                24,750    BAA PLC.................................        200,819       0.1
                   -----------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                               279,532    Vodafone Group PLC......................        509,646       0.4
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE UNITED KINGDOM            5,340,594       3.9
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      AIR FREIGHT &                 4,900    Airborne, Inc...........................         72,667       0.0
                   LOGISTICS
                                                 1,800    FedEx Corp. ............................         97,596       0.1
                                                                                                     ------------     -----
                                                                                                          170,263       0.1
                   -----------------------------------------------------------------------------------------------------------
                   AUTO COMPONENTS
                                                14,900    The Goodyear Tire & Rubber Company......        101,469       0.1
                   -----------------------------------------------------------------------------------------------------------
                   AUTOMOBILES
                                                11,200    +General Motors Corporation (Class H)...        119,840       0.1
                   -----------------------------------------------------------------------------------------------------------
                   BANKS
                                                 7,400    The Bank of New York Company, Inc.......        177,304       0.1
                                                 6,150    Charter One Financial, Inc..............        176,690       0.1
                                                 5,200    Riggs National Corporation..............         79,768       0.1
                                                                                                     ------------     -----
                                                                                                          433,762       0.3
                   -----------------------------------------------------------------------------------------------------------
                   BEVERAGES
                                                 5,000    PepsiAmericas, Inc......................         67,150       0.1
                   -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                SHARES                                                              PERCENT OF
COUNTRY                 INDUSTRY+++               HELD                     STOCKS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                 3,050    E.I. du Pont de Nemours and Company.....   $    129,320       0.1%
                   -----------------------------------------------------------------------------------------------------------
UNITED STATES      COMMERCIAL SERVICES &        44,400    +Cendant Corporation....................        465,312       0.3
(CONTINUED)        SUPPLIES
                                                24,500    +Information Resources, Inc.............         38,955       0.0
                                                10,500    +TeleTech Holdings, Inc.................         75,705       0.1
                                                                                                     ------------     -----
                                                                                                          579,972       0.4
                   -----------------------------------------------------------------------------------------------------------
                   COMMUNICATIONS
                   EQUIPMENT
                                                35,000    +3Com Corporation.......................        161,700       0.1
                                                47,700    +ADC Telecommunications, Inc............         99,693       0.1
                                                14,800    +Cisco Systems, Inc.....................        193,732       0.2
                                                 4,900    +Comverse Technology, Inc...............         49,049       0.0
                                                 6,100    +Corning Incorporated...................         20,191       0.0
                                                39,900    +Lucent Technologies Inc................         50,274       0.0
                                                   200    Lucent Technologies Inc.(f).............         99,062       0.1
                                                   580    Lucent Technologies Inc. (Preferred)....        287,281       0.2
                                                34,400    Motorola, Inc...........................        297,560       0.2
                                                12,300    +QUALCOMM Incorporated..................        446,859       0.3
                                                12,800    +Tellabs, Inc...........................         92,544       0.1
                                                                                                     ------------     -----
                                                                                                        1,797,945       1.3
                   -----------------------------------------------------------------------------------------------------------
                   COMPUTERS &
                   PERIPHERALS
                                                 9,200    +Apple Computer, Inc....................        131,836       0.1
                                                73,870    +EMC Corporation........................        453,562       0.3
                                                28,871    Hewlett-Packard Company.................        501,201       0.4
                                                 4,500    International Business Machines
                                                            Corporation...........................        348,750       0.3
                                                47,850    +Sun Microsystems, Inc..................        148,335       0.1
                                                                                                     ------------     -----
                                                                                                        1,583,684       1.2
                   -----------------------------------------------------------------------------------------------------------
                   CONSTRUCTION &
                   ENGINEERING
                                                 2,500    Chicago Bridge & Iron Company NV (NY
                                                            Registered Shares)....................         75,500       0.1
                                                61,500    +Foster Wheeler Ltd.....................         71,340       0.0
                                               119,400    +McDermott International, Inc...........        522,972       0.4
                                                24,500    +Quanta Services, Inc...................         85,750       0.1
                                                 2,500    +The Shaw Group Inc.....................         41,125       0.0
                                                                                                     ------------     -----
                                                                                                          796,687       0.6
                   -----------------------------------------------------------------------------------------------------------
                   CONTAINERS & PACKAGING
                                                14,800    +Crown Cork & Seal Company, Inc.........        117,660       0.1
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIALS
                                                 2,450    American Express Company................         86,608       0.1
                                                44,300    CIT Group Inc...........................        868,280       0.6
                                                51,700    Citigroup Inc.(i).......................      1,819,323       1.3
                                                17,250    J.P. Morgan Chase & Co..................        414,000       0.3
                                                66,300    +Knight Trading Group, Inc..............        322,218       0.2
                                                 6,100    MBNA Corporation........................        116,022       0.1
                                                 6,800    Morgan Stanley..........................        271,456       0.2
                                                24,500    +Nasdaq-100 Shares(d)...................        597,800       0.4
                                                 7,800    +Saxon Capital, Inc.....................         97,578       0.1
                                                                                                     ------------     -----
                                                                                                        4,593,285       3.3
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                11,100    ALLTEL Corporation......................        566,100       0.4

                                                 7,880    AT&T Corp...............................        205,747       0.1
                                                19,700    BellSouth Corporation...................        509,639       0.4
                                                31,800    +Broadwing Inc..........................        111,936       0.1
                                                 3,698    McLeodUSA Incorporated (Preferred)
                                                            (Series A)............................         15,199       0.0
                                                 8,194    McLeodUSA Incorporated (Warrants)(g)....            819       0.0
                                                33,650    +Metromedia Fiber Network, Inc. (Class
                                                            A)....................................            337       0.0
                                             1,695,570    Metromedia Fiber Network, Inc.
                                                            (Warrants)(g).........................          1,696       0.0
                                                22,100    SBC Communications Inc..................        599,131       0.4
                                                 9,200    Sprint Corporation......................        133,216       0.1
                                                27,000    Verizon Communications..................      1,046,250       0.8
                                                10,350    +WilTel Communications, Inc.............        163,427       0.1
                                                                                                     ------------     -----
                                                                                                        3,353,497       2.4
                   -----------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES
                                                 2,400    DQE, Inc................................         36,576       0.0
                                                 6,100    DTE Energy Company......................        283,040       0.2
                                                13,400    PPL Corporation.........................        464,712       0.4
                                                                                                     ------------     -----
                                                                                                          784,328       0.6
                   -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                SHARES                                                              PERCENT OF
COUNTRY                 INDUSTRY+++               HELD                     STOCKS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      ELECTRONIC EQUIPMENT &       19,300    +Agilent Technologies, Inc..............   $    346,628       0.2%
(CONTINUED)        INSTRUMENTS
                                                26,308    +Solectron Corporation..................         93,393       0.1
                                                 7,500    +Waters Corporation.....................        163,350       0.1
                                                                                                     ------------     -----
                                                                                                          603,371       0.4
                   -----------------------------------------------------------------------------------------------------------
                   ENERGY EQUIPMENT &
                   SERVICE
                                                 6,500    ENSCO International Incorporated........        191,425       0.1
                                                13,500    GlobalSantaFe Corporation...............        328,320       0.2
                                                 7,700    +Input/Output, Inc......................         32,725       0.0
                                                 1,850    +Nabors Industries, Ltd.................         65,250       0.1
                                                 9,850    Rowan Companies, Inc....................        223,595       0.2
                                                11,700    Schlumberger Limited....................        492,453       0.4
                                                 3,200    +Veritas DGC Inc........................         25,280       0.0
                                                                                                     ------------     -----
                                                                                                        1,359,048       1.0
                   -----------------------------------------------------------------------------------------------------------
                   FOOD & DRUG RETAILING
                                                 4,600    +The Kroger Co..........................         71,070       0.1
                   -----------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                36,900    Tyson Foods, Inc. (Class A).............        414,018       0.3
                   -----------------------------------------------------------------------------------------------------------
                   HEALTH CARE PROVIDERS
                   & SERVICES
                                                 6,000    Aetna Inc. (New Shares).................        246,720       0.2
                                               194,400    +Beverly Enterprises, Inc...............        554,040       0.4
                                                 6,100    +Humana Inc.............................         61,000       0.1
                                                 7,400    +Manor Care, Inc........................        137,714       0.1
                                                20,000    +Stewart Enterprises, Inc. (Class A)....        111,000       0.1
                                                 9,800    +Tenet Healthcare Corporation...........        160,720       0.1
                                                 2,500    +WellChoice Inc.........................         59,875       0.0
                                                                                                     ------------     -----
                                                                                                        1,331,069       1.0
                   -----------------------------------------------------------------------------------------------------------
                   HOTELS, RESTAURANTS &
                   LEISURE
                                                 4,100    McDonald's Corporation..................         65,928       0.0
                   -----------------------------------------------------------------------------------------------------------
                   HOUSEHOLD PRODUCTS
                                                 3,300    Kimberly-Clark Corporation..............        156,651       0.1
                   -----------------------------------------------------------------------------------------------------------
                   IT CONSULTING &
                   SERVICES
                                                 1,200    +Computer Sciences Corporation..........         41,340       0.0
                                                 7,400    Electronic Data Systems Corporation.....        136,382       0.1
                                                17,200    +Unisys Corporation.....................        170,280       0.1
                                                                                                     ------------     -----
                                                                                                          348,002       0.2
                   -----------------------------------------------------------------------------------------------------------
                   INDUSTRIAL
                   CONGLOMERATES
                                                64,300    General Electric Company................      1,565,705       1.1
                                                40,700    Tyco International Ltd..................        695,156       0.5
                                                                                                     ------------     -----
                                                                                                        2,260,861       1.6
                   -----------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                 9,800    The Allstate Corporation................        362,502       0.3
                                                17,100    American International Group, Inc.......        989,235       0.7
                                                12,300    Horace Mann Educators Corporation.......        188,559       0.1
                                                 7,900    MetLife, Inc............................        213,616       0.2
                                                 8,600    Prudential Financial, Inc...............        272,964       0.2
                                                10,513    +Travelers Property Casualty Corp.
                                                            (Class A).............................        154,015       0.1
                                                 4,136    +Travelers Property Casualty Corp.
                                                            (Class B).............................         60,592       0.0
                                                                                                     ------------     -----
                                                                                                        2,241,483       1.6
                   -----------------------------------------------------------------------------------------------------------
                   INTERNET SOFTWARE &
                   SERVICES
                                                25,800    Broadband HOLDRs Trust(b)...............        194,790       0.1
                   -----------------------------------------------------------------------------------------------------------
                   MACHINERY
                                                 2,500    Deere & Company.........................        114,625       0.1
                                                 9,800    +Flowserve Corporation..................        144,942       0.1
                                                 8,600    Pall Corporation........................        143,448       0.1
                                                                                                     ------------     -----
                                                                                                          403,015       0.3
                   -----------------------------------------------------------------------------------------------------------
                   MEDIA
                                                12,745    +Comcast Corporation (Class A)..........        300,272       0.2
                                                 6,400    The Walt Disney Company.................        104,384       0.1
                                                                                                     ------------     -----
                                                                                                          404,656       0.3
                   -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                SHARES                                                              PERCENT OF
COUNTRY                 INDUSTRY+++               HELD                     STOCKS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      METALS & MINING               8,900    Alcoa Inc...............................   $    202,742       0.2%
(CONTINUED)
                                                 2,400    Arch Coal, Inc..........................         51,816       0.0
                                                 2,400    CONSOL Energy Inc.......................         41,472       0.0
                                                16,300    Commonwealth Industries, Inc............        110,025       0.1
                                                29,400    +Freeport-McMoRan Copper & Gold, Inc.
                                                            (Class B).............................        493,332       0.4
                                                14,700    Newmont Mining Corporation..............        426,741       0.3
                                                 1,200    Nucor Corporation.......................         49,560       0.0
                                                                                                     ------------     -----
                                                                                                        1,375,688       1.0
                   -----------------------------------------------------------------------------------------------------------
                   MULTI-UTILITIES &
                   UNREGULATED POWER
                                                88,000    +The AES Corporation....................        265,760       0.2
                                                22,100    +Calpine Corporation....................         72,046       0.1
                                                14,700    Duke Energy Corporation.................        287,238       0.2
                                                83,400    El Paso Corporation.....................        580,464       0.4
                                                44,200    +Mirant Corporation.....................         83,538       0.1
                                                 4,000    SCANA Corporation.......................        123,840       0.1
                                                76,300    The Williams Companies, Inc.............        206,010       0.1
                                                                                                     ------------     -----
                                                                                                        1,618,896       1.2
                   -----------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                 1,300    Amerada Hess Corporation................         71,565       0.1
                                                12,373    ChevronTexaco Corporation...............        822,557       0.6
                                                 3,788    ConocoPhillips..........................        183,301       0.1
                                                 4,900    Exxon Mobil Corporation.................        171,206       0.1
                                                12,400    Kerr-McGee Corporation..................        549,320       0.4
                                                19,200    Marathon Oil Corporation................        408,768       0.3
                                                 3,800    Noble Energy, Inc.......................        142,690       0.1
                                                15,400    Occidental Petroleum Corporation........        438,130       0.3
                                                 9,800    +Stone Energy Corporation...............        326,928       0.3
                                                14,900    Unocal Corporation......................        455,642       0.3
                                                 2,500    Valero Energy Corporation...............         92,350       0.1
                                                                                                     ------------     -----
                                                                                                        3,662,457       2.7
                   -----------------------------------------------------------------------------------------------------------
                   PAPER & FOREST
                   PRODUCTS
                                                 8,600    Bowater Incorporated....................        360,770       0.3
                                                 6,600    Deltic Timber Corporation...............        176,220       0.1
                                                37,300    +Louisiana-Pacific Corporation..........        300,638       0.2
                                                                                                     ------------     -----
                                                                                                          837,628       0.6
                   -----------------------------------------------------------------------------------------------------------
                   PERSONAL PRODUCTS
                                                 6,100    The Gillette Company....................        185,196       0.1
                   -----------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                24,600    Bristol-Myers Squibb Company............        569,490       0.4
                                                 7,300    Eli Lilly and Company...................        463,550       0.3
                                                22,100    Merck & Co., Inc........................      1,251,081       0.9
                                                49,240    Pfizer Inc..............................      1,505,267       1.1
                                                12,550    Pharmacia Corporation...................        524,590       0.4
                                                24,560    Schering-Plough Corporation.............        545,232       0.4
                                                 9,800    Wyeth...................................        366,520       0.3
                                                                                                     ------------     -----
                                                                                                        5,225,730       3.8
                   -----------------------------------------------------------------------------------------------------------
                   REAL ESTATE
                                                11,100    +American Financial Realty Trust........        133,200       0.1
                                                11,000    Archstone-Smith Trust...................        258,940       0.2
                                                 9,850    CarrAmerica Realty Corporation..........        246,743       0.2
                                                17,200    +Catellus Development Corporation.......        341,420       0.2
                                                 3,700    FBR Asset Investment Corporation........        125,430       0.1
                                               205,600    +La Quinta Corporation..................        904,640       0.7
                                                12,300    Nationwide Health Properties, Inc.......        183,639       0.1
                                                 4,900    The St. Joe Company.....................        147,000       0.1
                                                24,500    Trizec Properties, Inc..................        230,055       0.2
                                                                                                     ------------     -----
                                                                                                        2,571,067       1.9
                   -----------------------------------------------------------------------------------------------------------
                   ROAD & RAIL
                                                 2,500    +Swift Transportation Co., Inc..........         49,875       0.0
                                                 1,900    Union Pacific Corporation...............        113,753       0.1
                                                                                                     ------------     -----
                                                                                                          163,628       0.1
                   -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                SHARES                                                              PERCENT OF
COUNTRY                 INDUSTRY+++               HELD                     STOCKS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      SEMICONDUCTOR                48,800    +Advanced Micro Devices, Inc............   $    315,248       0.2%
(CONCLUDED)        EQUIPMENT & PRODUCTS

                                                41,550    +Agere Systems Inc. (Class A)...........         59,832       0.0
                                                13,519    +Agere Systems Inc. (Class B)...........         18,927       0.0
                                                 4,000    +Analog Devices, Inc....................         95,480       0.1
                                                 9,800    Intel Corporation.......................        152,488       0.1
                                                49,200    +Lattice Semiconductor Corporation......        431,484       0.3
                                                19,600    +Micron Technology, Inc.................        190,904       0.1
                                                24,600    +National Semiconductor Corporation.....        369,246       0.3
                                                17,100    Semiconductor HOLDRs Trust(c)...........        378,765       0.3
                                                                                                     ------------     -----
                                                                                                        2,012,374       1.4
                   -----------------------------------------------------------------------------------------------------------
                   SOFTWARE
                                                 6,100    +Activision, Inc........................         88,755       0.1
                                                 8,500    +Amdocs Limited.........................         83,470       0.1
                                                81,200    Computer Associates International,
                                                            Inc...................................      1,096,200       0.8
                                                36,700    +Microsoft Corporation(i)...............      1,897,757       1.4
                                                 6,200    +THQ Inc................................         82,150       0.0
                                                                                                     ------------     -----
                                                                                                        3,248,332       2.4
                   -----------------------------------------------------------------------------------------------------------
                   SPECIALTY RETAIL
                                                17,200    Circuit City Stores--Circuit City
                                                            Group.................................        127,624       0.1
                                                27,100    The Home Depot, Inc.....................        649,316       0.5
                                                17,300    +Toys 'R' Us, Inc.......................        173,000       0.1
                                                                                                     ------------     -----
                                                                                                          949,940       0.7
                   -----------------------------------------------------------------------------------------------------------
                   TEXTILES, APPAREL &
                   LUXURY GOODS
                                                13,500    +Unifi, Inc.............................         70,875       0.1
                   -----------------------------------------------------------------------------------------------------------
                   TOBACCO
                                                13,500    Philip Morris Companies Inc.............        547,155       0.4
                   -----------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                82,800    +AT&T Wireless Services Inc.............        467,820       0.3

                                                64,000    +Sprint Corp. (PCS Group)...............        280,320       0.2
                                                                                                     ------------     -----
                                                                                                          748,140       0.5
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE UNITED STATES            47,699,930      34.6
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN STOCKS
                                                          (COST--$94,562,231)                          76,155,335      55.2
------------------------------------------------------------------------------------------------------------------------------

                                                   FACE
                                                 AMOUNT            FIXED INCOME SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
CHILE                                    US$  1,773,822    Empresa Electricidade del Norte, 4% due
                                                             11/05/2017............................        931,257       0.7
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED INCOME SECURITIES IN CHILE          931,257       0.7
-------------------------------------------------------------------------------------------------------------------------------
EUROPE                                   E      750,000    European Investment Bank, 5.25% due
                                                             4/15/2004.............................        810,262       0.6
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED INCOME SECURITIES IN EUROPE         810,262       0.6
-------------------------------------------------------------------------------------------------------------------------------
FRANCE                                          100,000    Crown Cork & Seal SA, 6% due
                                                             12/06/2004............................         89,199       0.1
                                                164,646    Societe Fonciere Lyonnaise SA, 4%* due
                                                             10/31/2004............................        192,529       0.1
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED INCOME SECURITIES IN FRANCE         281,728       0.2
-------------------------------------------------------------------------------------------------------------------------------
GERMANY                                       5,500,000    Bundesobligation, 3.25% due 2/17/2004...      5,812,373       4.2
                                                           Bundesrepublic Deutschland:
                                              1,720,000      6.50% due 10/14/2005..................      1,967,152       1.4
                                              9,230,000      5.25% due 1/04/2011...................     10,472,646       7.6
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED INCOME SECURITIES IN GERMANY     18,252,171      13.2
-------------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG                                      210,000    Tyco International Group SA, 4.375% due
                                                             11/19/2004............................        201,642       0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED INCOME SECURITIES IN
                                                             LUXEMBOURG                                    201,642       0.2
-------------------------------------------------------------------------------------------------------------------------------
MEXICO                                                     Petroleos Mexicanos:
                                         L       80,000      14.50% due 3/31/2006..................        147,144       0.1
                                          US$   200,000      9.50% due 9/15/2027...................        230,000       0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED INCOME SECURITIES IN MEXICO         377,144       0.3
-------------------------------------------------------------------------------------------------------------------------------
SWEDEN                                           20,000    Stena AB, 9.625% due 12/01/2012(f)......         20,550       0.0
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED INCOME SECURITIES IN SWEDEN          20,550       0.0
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   FACE                                                              PERCENT OF
COUNTRY                                          AMOUNT            FIXED INCOME SECURITIES               VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                                             Colt Telecom Group PLC:
                                          DM    700,000      2% due 8/06/2005......................   $    188,727       0.2%
                                         E      350,000      2% due 3/29/2006......................        166,199       0.1
                                          US$   550,000    Crown Cork & Seal Finance PLC, 7% due
                                                             12/15/2006............................        434,500       0.3
                                         L      400,000    +NTL Incorporated, Series B, 0/10.75%**
                                                             due 4/01/2003.........................         46,687       0.0
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED INCOME SECURITIES IN THE
                                                           UNITED KINGDOM                                  836,113       0.6
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES                                              The AES Corporation:
                                          US$   210,000      8.75% due 6/15/2008...................        121,800       0.1
                                                385,000      9.50% due 6/01/2009...................        231,000       0.2
                                                125,000      9.375% due 9/15/2010..................         74,375       0.1
                                                100,000    Abgenix Inc., 3.50% due 3/15/2007.......         67,687       0.1
                                                140,000    Advanced Micro Devices, Inc., 4.50% due
                                                             12/01/2007............................        159,950       0.1
                                                           Avaya Inc.:
                                                420,000      11.125% due 4/01/2009.................        386,400       0.3
                                                425,000      5.478%* due 10/31/2021................        170,000       0.1
                                                           Avnet Inc.:
                                                100,000      7.875% due 2/15/2005..................         95,750       0.1
                                                100,000      8% due 11/15/2006.....................         95,000       0.1
                                                           Calpine Corporation:
                                                540,000      4% due 12/26/2006(f)..................        264,262       0.2
                                                235,000      4% due 12/26/2006.....................        115,003       0.1
                                                125,000    Computer Associates International, Inc.,
                                                             5% due 3/15/2007(f)...................        125,000       0.1
                                                200,000    Constar International, 11% due
                                                             12/01/2012............................        197,000       0.1
                                                200,000    Corning Glass, 7% due 3/15/2007.........        168,000       0.1
                                                           Corning Incorporated:
                                                250,000      3.50% due 11/01/2008..................        162,813       0.1
                                              1,150,000      5.156%* due 11/08/2015................        639,689       0.5
                                                 50,000    Finova Group Inc., 7.50% due
                                                             11/15/2009............................         16,750       0.0
                                                           Foster Wheeler Ltd.:
                                                775,000      6.75% due 11/15/2005..................        422,375       0.3
                                                350,000      6.50% due 6/01/2007(f)................         57,312       0.0
                                              1,100,000      6.50% due 6/01/2007...................        180,125       0.1
                                                400,000    Hyundai Semiconductor America, 8.25% due
                                                             5/15/2004(e)..........................        264,000       0.2
                                                100,000    ICN Pharmaceuticals Inc., 6.50% due
                                                             7/15/2008.............................         81,188       0.1
                                                           Inhale Therapeutic Systems:
                                                 60,000      5% due 2/08/2007......................         36,900       0.0
                                                 75,000      3.50% due 10/17/2007..................         40,875       0.0
                                                250,000    LSI Logic Corporation, 4% due
                                                             11/01/2006............................        202,031       0.1
                                                225,000    Level 3 Communications Inc., 11% due
                                                             3/15/2008.............................        142,312       0.1
                                                194,000    Lucent Technologies Inc., 6.50% due
                                                             1/15/2028.............................         81,480       0.1
                                                100,000    Manugistics Group Inc., 5% due
                                                             11/01/2007............................         47,000       0.0
                                                100,000    McDermott Inc., 7.84% due 4/04/2005.....         84,250       0.1
                                                           Metromedia Fiber Network:
                                              1,141,761      8.75% due 9/30/2006(e)................      1,010,459       0.7
                                                500,000      +10% due 12/15/2009...................          2,500       0.0
                                         E      300,000      +10% due 12/15/2009...................          6,296       0.0
                                          US$   125,000    Mirant Americas Generation Inc., 8.30%
                                                             due 5/01/2011.........................         57,500       0.0
                                                150,000    Mirant Corporation, 5.75% due
                                                             7/15/2007.............................         61,219       0.0
                                                           Nextel Communications:
                                                275,000      4.75% due 7/01/2007...................        230,656       0.2
                                                500,000      5.25% due 1/15/2010...................        346,875       0.3
                                                 80,000    Northwestern Bell Telephone, 7.75% due
                                                             5/01/2030.............................         62,400       0.0
                                                210,000    +Olympus Communications LP/Capital
                                                             Corp., 10.625% due 11/15/2006.........        161,700       0.1
                                                195,000    PG&E Corp., 6.25% due 8/01/2003.........        193,537       0.1
                                                 20,000    Quantum Corporation, 7% due 8/01/2004...         17,300       0.0

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   FACE                                                              PERCENT OF
COUNTRY                                          AMOUNT            FIXED INCOME SECURITIES               VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES                             US$   775,000    Shaw Group Inc., 3.32%* due 5/01/2021...   $    449,500       0.3%
(CONCLUDED)
                                                           Solectron Corporation:
                                                 34,000      3.762%* due 5/08/2020.................         20,868       0.0
                                              2,400,000      4.575%* due 11/20/2020................      1,224,000       0.9
                                                474,432    TSI Telecom, 5.88% due 12/31/2006.......        438,849       0.3
                                                 65,000    US West Communications, 7.25% due
                                                             9/15/2025.............................         50,700       0.0
                                                           Williams Communications Group, Inc.:
                                                 96,774      6.34% due 9/08/2006...................         82,500       0.1
                                                 76,923      Term B, due 09/08/2006................         65,577       0.1
                                                           +WorldCom, Inc.:
                                         E    1,160,000      6.75% due 5/15/2008...................        281,502       0.2
                                         L    1,130,000      7.25% due 5/15/2008...................        427,509       0.3
                                          US$   950,000      7.50% due 5/15/2011...................        213,750       0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED INCOME SECURITIES IN THE
                                                           UNITED STATES                                10,135,524       7.3
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN FIXED INCOME
                                                           SECURITIES
                                                           (COST--$29,732,271)                          31,846,391      23.1
-------------------------------------------------------------------------------------------------------------------------------
                                                                    SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***                     A$    5,400,000    Perry, 4.85% due 1/08/2003..............      3,034,289       2.2
-------------------------------------------------------------------------------------------------------------------------------
                                            PARTNERSHIP
                                               INTEREST
-------------------------------------------------------------------------------------------------------------------------------
PARTNERSHIP INTEREST                     US$ 21,876,390    Merrill Lynch Liquidity Series, LLC Cash
                                                             Sweep Series II(h)....................     21,876,390      15.9
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN SHORT-TERM
                                                           SECURITIES (COST--$24,923,060)               24,910,679      18.1
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS (COST--$149,217,562)      132,912,405      96.4
-------------------------------------------------------------------------------------------------------------------------------
                                        NOMINAL VALUE
OPTIONS                                   COVERED BY
WRITTEN                                    OPTIONS                          ISSUE
-------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN                              9,000    AT&T Wireless Services Inc., expiring
                                                             April 2003 at USD 7.5.................         (4,950)      0.0
                                                  6,100    Activision, Inc., expiring February 2003
                                                             at USD 12.5...........................        (17,080)      0.0
                                                           Advanced Micro Devices, Inc.:
                                                 24,400      expiring April 2003 at USD 7.5........        (20,740)     (0.1)
                                                 12,200      expiring July 2003 at USD 7.5.........        (15,860)      0.0
                                                  7,300      expiring July 2003 at USD 10..........         (4,745)      0.0
                                                  2,500      expiring July 2003 at USD 12.5........         (1,000)      0.0
                                                  4,900    CIT Group Inc., expiring April 2003 at
                                                             USD 20................................         (9,310)      0.0
                                                           Circuit City Stores--Circuit City Group:
                                                  9,800      expiring April 2003 at USD 10.........         (4,900)      0.0
                                                  7,400      expiring July 2003 at USD 7.5.........        (10,730)      0.0
                                                  5,000    Cisco Systems, Inc., expiring April 2003
                                                             at USD 12.5...........................         (9,250)      0.0
                                                  2,500    Comverse Technology, Inc., expiring July
                                                             2003 at USD 12.5......................         (2,500)      0.0
                                                 12,900    Corning Incorporated, expiring January
                                                             2003 at USD 10........................           (645)      0.0
                                                 12,600    EMC Corporation, expiring April 2003 at
                                                             USD 7.5...............................         (5,670)      0.0
                                                  9,800    Intel Corporation, expiring January 2003
                                                             at USD 17.5...........................         (2,450)      0.0
                                                  1,200    International Business Machines
                                                             Corporation, expiring April 2003 at
                                                             USD 75................................         (9,960)      0.0
                                                 10,000    Knight Trading Group, Inc., expiring
                                                             July 2003 at USD 5....................        (10,000)      0.0
CALL OPTIONS WRITTEN                              4,900    Lattice Semiconductor Corporation,
(CONCLUDED)                                                  expiring June 2003 at USD 12.5........         (4,900)      0.0

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                        NOMINAL VALUE
OPTIONS                                   COVERED BY                                                                 PERCENT OF
WRITTEN                                    OPTIONS                          ISSUE                        VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
                                                  6,100    MBNA Corporation, expiring January 2003
                                                             at USD 22.5...........................   $       (915)      0.0%
                                                  2,600    Merck & Co., Inc., expiring July 2003 at
                                                             USD 55................................        (15,080)      0.0
                                                           Micron Technology, Inc.:
                                                  7,400      expiring April 2003 at USD 17.5.......         (1,850)      0.0
                                                  7,400      expiring April 2003 at USD 20.........         (1,110)      0.0
                                                  4,800      expiring July 2003 at USD 12.5........         (6,240)      0.0
                                                  4,700    Microsoft Corporation, expiring April
                                                             2003 at USD 55........................        (13,865)      0.0
                                                  7,000    Nextel Communications, expiring January
                                                             2004 at USD 25........................         (6,300)      0.0
                                                 11,200    Sun Microsystems, Inc., expiring January
                                                             2003 at USD 10........................           (560)      0.0
                                                  6,200    THQ Inc., expiring June 2003 at USD
                                                             15....................................        (13,330)      0.0
                                                  2,400    Tenet Healthcare Corporation, expiring
                                                             February 2003 at USD 20...............           (960)      0.0
                                                 12,700    Tyco International Ltd., expiring April
                                                             2003 at USD 17.5......................        (25,400)     (0.1)
                                                  8,200    Unisys Corporation, expiring April 2003
                                                             at USD 10.............................         (9,020)      0.0
                                                  2,500    Valero Energy Corporation, expiring
                                                             March 2003 at USD 37.5................         (7,125)      0.0
                                                  3,500    Verizon Communications, expiring April
                                                             2003 at USD 42.5......................         (5,250)      0.0
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL OPTIONS WRITTEN (PREMIUMS
                                                           RECEIVED--$389,748)                            (241,695)     (0.2)
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS, NET OF OPTIONS
                                                           WRITTEN (COST--$148,827,814)............    132,670,710      96.2
                                                           FOREIGN TIME DEPOSITS++.................      2,257,214       1.6
                                                           VARIATION MARGIN ON FINANCIAL FUTURES
                                                           CONTRACTS*****..........................         35,732       0.0
                                                           UNREALIZED DEPRECIATION ON FORWARD
                                                           FOREIGN EXCHANGE CONTRACTS****..........       (178,352)     (0.1)
                                                           OTHER ASSETS LESS LIABILITIES...........      3,092,047       2.3
                                                                                                      ------------     -----
                                                           NET ASSETS..............................   $137,877,351     100.0%
                                                                                                      ============     =====
-------------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).
(b) Represents ownership in Broadband HOLDRs Trust. The Broadband HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the broadband industry, including the transmission of data, video and voice.
(c) Represents ownership in Semiconductor HOLDRs Trust. The Semiconductor HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the semiconductor industry.
(d) Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the Nasdaq-100 Index.
(e) Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $1,274,000, representing 0.9% of net assets.

--------------------------------------------------------------------------------------------------------
ISSUE                                                         ACQUISITION DATE      COST        VALUE
--------------------------------------------------------------------------------------------------------
Hyundai Semiconductor America, 8.25% due 5/15/2004                6/31/2001      $  363,121   $  264,000
Metromedia Fiber Network, 8.75% due 9/30/2006                    10/01/2001         917,548    1,010,459
--------------------------------------------------------------------------------------------------------
TOTAL                                                                            $1,280,669   $1,274,459
                                                                                 ==========   ==========
--------------------------------------------------------------------------------------------------------

(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Concluded)
--------------------------------------------------------------------------------

(h) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

---------------------------------------------------------------------------------------------------
                                                                                           INTEREST
AFFILIATE                                                     NET ACTIVITY    NET COST      INCOME
---------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II      $21,876,390    $21,876,390   $30,676
---------------------------------------------------------------------------------------------------

(i) All or a portion of security held as collateral in connection with open financial futures contracts.
+ Non-income producing security.
++ Time deposit bears interest at 3.90% and matures on 1/10/2003.
+++ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
* Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.
** Represents a step bond. The interest rate shown represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity. *** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
**** Forward foreign exchange contracts as of December 31, 2002 were as follows:

----------------------------------------------------------------
FOREIGN CURRENCY SOLD  EXPIRATION DATE   UNREALIZED DEPRECIATION
----------------------------------------------------------------
Y         562,000,000   January 2003            $(178,352)
----------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION OF
FORWARD FOREIGN EXCHANGE
CONTRACTS--NET (US$
COMMITMENT--$4,557,989)                         $(178,352)
                                                =========
----------------------------------------------------------------

***** Financial futures contracts purchased as of December 31, 2002 were as follows:

----------------------------------------------------------------------------------
NUMBER OF                                                  EXPIRATION
CONTRACTS              ISSUE                 EXCHANGE         DATE        VALUE
----------------------------------------------------------------------------------
   47            DJ Euro Stoxx 50         Euronext Paris   March 2003   $1,181,257
   11                  FTSE                   LIFFE        March 2003      692,684
   17       Standard & Poor's 500 Index        NYSE        March 2003    3,735,325
   17               Nikkei 225                OSAKA        March 2003    1,220,527
   15                  TOPIX                  Tokyo        March 2003    1,054,816
----------------------------------------------------------------------------------
             TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED
                      (TOTAL CONTRACT PRICE--$8,016,534)                $7,884,609
                                                                        ==========
----------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.,
High Yield Portfolio
Schedule of Investments as of December 31, 2002                (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATING+    RATING+      AMOUNT                  CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.3%       B          B3         $  250,000    K & F Industries, 9.625% due
                                                                      12/15/2010(b).........................    $   254,375
---------------------------------------------------------------------------------------------------------------------------
AIRLINES--1.8%                  A-         B1            750,000    American Airlines, 7.80% due
                                                                      10/01/2006............................        525,276
                                                                    Continental Airlines Inc.:
                                BBB        Ba2           927,729      7.033% due 6/15/2011..................        622,293
                                A-         Baa3          238,135      6.90% due 1/02/2017...................        181,798
                                D          Ca            750,000    USAir Inc., 10.375% due 3/01/2013(f)....        262,500
                                                                                                                -----------
                                                                                                                  1,591,867
---------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--2.0%                BB+        Ba2           500,000    AutoNation Inc., 9% due 8/01/2008.......        505,000
                                BB         Ba3         1,000,000    Dana Corporation, 6.50% due 3/01/2009...        870,000
                                B          B3            417,000    Metaldyne Corporation, 11% due
                                                                      6/15/2012.............................        341,940
                                D          Caa3          150,000    Venture Holdings Trust, 11% due
                                                                      6/01/2007(f)..........................         33,000
                                                                                                                -----------
                                                                                                                  1,749,940
---------------------------------------------------------------------------------------------------------------------------
BROADCASTING--2.2%              NR*        NR*           100,000    Acme Intermediate Holdings/Finance, 12%
                                                                      due 9/30/2005.........................        100,000
                                B+         Ba3           250,000    Entercom Radio, 7.625% due 3/01/2014....        262,500
                                B-         B3            250,000    Entravision Communications Corporation,
                                                                      8.125% due 3/15/2009..................        260,000
                                B-         B3            500,000    Nextmedia Operating Inc., 10.75% due
                                                                      7/01/2011.............................        525,625
                                B-         Ba3           500,000    Panamsat Corporation, 8.50% due
                                                                      2/01/2012.............................        477,500
                                B          B2            250,000    Sinclair Broadcasting Group, 8% due
                                                                      3/15/2012(b)..........................        260,625
                                                                                                                -----------
                                                                                                                  1,886,250
---------------------------------------------------------------------------------------------------------------------------
CABLE--                         D          Ca          1,000,000    Cablevision SA, 13.75% due
                                                                      5/01/2009(f)..........................        240,000
INTERNATIONAL--0.5%             D          Ca          1,000,000    International Cabletel, Inc., 11.50% due
                                                                      2/01/2006(f)..........................         95,000
                                C          Ca          1,000,000    United Pan-Europe Communications,
                                                                      13.75%** due 2/01/2010(f).............         60,000
                                                                                                                -----------
                                                                                                                    395,000
---------------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--3.8%                                                   Charter Communications Holdings LLC:
                                CCC+       B3          1,000,000      10% due 4/01/2009.....................        445,000
                                CCC+       B3          1,000,000      10% due 5/15/2011.....................        445,000
                                B+         B1            500,000    EchoStar DBS Corporation, 9.125% due
                                                                      1/15/2009.............................        526,250
                                B-         Caa1          750,000    Insight Communications, 11.923%** due
                                                                      2/15/2011.............................        413,438
                                B+         B2            750,000    Insight Midwest, 9.75% due
                                                                      10/01/2009(b).........................        712,500
                                NR*        NR*         1,000,000    Olympus Communications LP/Capital Corp.,
                                                                      10.625% due 11/15/2006(f).............        780,000
                                                                                                                -----------
                                                                                                                  3,322,188
---------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--0.6%             B          B3            500,000    Terex Corporation, 10.375% due
                                                                      4/01/2011.............................        470,000
                                CCC+       B3            100,000    Trench Electric SA and Trench Inc.,
                                                                      10.25% due 12/15/2007.................         78,000
                                                                                                                -----------
                                                                                                                    548,000
---------------------------------------------------------------------------------------------------------------------------
CHEMICALS--3.1%                 B          B3            900,000    Huntsman International LLC, 9.875% due
                                                                      3/01/2009.............................        900,000
                                B-         B2            500,000    Koppers Industries, Inc., 9.875% due
                                                                      12/01/2007............................        457,500
                                BB         Ba3           500,000    Lyondell Chemical Company, 9.625% due
                                                                      5/01/2007.............................        480,000
                                BBB-       Ba1           250,000    Methanex Corporation, 8.75% due
                                                                      8/15/2012.............................        265,000
                                BB-        B3            500,000    Terra Capital Inc., 12.875% due
                                                                      10/15/2008............................        537,500
                                                                                                                -----------
                                                                                                                  2,640,000
---------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                  B-         Caa1              666    Lucent Technologies Inc., 7.25% due
EQUIPMENT--0.0%                                                       7/15/2006.............................            376
---------------------------------------------------------------------------------------------------------------------------
CONSUMER--                      BB+        Ba3           250,000    American Greetings, 11.75% due
PRODUCTS--1.4%                                                        7/15/2008.............................        273,750
                                B-         B2            275,000    Armkel LLC/Armkel Finance, 9.50% due
                                                                      8/15/2009.............................        298,375
                                B          B2            600,000    Hockey Company, 11.25% due 4/15/2009....        612,000
                                                                                                                -----------
                                                                                                                  1,184,125
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                     CCC+       NR*           500,000    AquaChem Inc., 11.25% due 7/01/2008.....        375,000
MANUFACTURING--1.3%
                                BB-        Ba3           700,000    SPX Corporation, 7.50% due 1/01/2013....        709,625
                                                                                                                -----------
                                                                                                                  1,084,625
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.,
High Yield Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATING+    RATING+      AMOUNT                  CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--4.5%                                             Dex Media East LLC(b):
                                B          B2         $  250,000      9.875% due 11/15/2009.................    $   267,500
                                B          B3            475,000      12.125% due 11/15/2012................        526,062
                                B          Ba3           750,000    Lamar Media Corporation, 7.25% due
                                                                      1/01/2013(b)..........................        762,188
                                B          B3            750,000    Primedia, Inc., 7.625% due 4/01/2008....        667,500
                                                                    R.H. Donnelley Financial Corporation
                                                                      I(b):
                                B+         B1             75,000      8.875% due 12/15/2010.................         80,250
                                B+         B2            200,000      10.875% due 12/15/2012................        218,000
                                BBB        Baa2          750,000    World Color Press Inc., 7.75% due
                                                                      2/15/2009.............................        774,768
                                B          B2            500,000    Yell Finance BV, 10.75% due 8/01/2011...        550,000
                                                                                                                -----------
                                                                                                                  3,846,268
---------------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &           CCC-       Caa3        2,000,000    Energy Corp. of America, 9.50% due
                                                                      5/15/2007.............................      1,240,000
PRODUCTION--3.1%                BB         Ba3           500,000    Forest Oil Corporation, 7.75% due
                                                                      5/01/2014.............................        510,000
                                NR*        NR*           522,000    Southwest Royalties Inc., 10.50% due
                                                                      6/30/2004.............................        514,170
                                                                    Tri-Union Development Corporation:
                                D          Caa2          205,000      12.50% due 6/01/2006..................        164,000
                                D          Caa2           15,624      12.50% due 6/01/2006(b)...............         12,499
                                BB+        Ba2           200,000    Western Oil Sands Inc., 8.375% due
                                                                      5/01/2012.............................        199,000
                                                                                                                -----------
                                                                                                                  2,639,669
---------------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER--5.8%             BB-        Ba3         1,000,000    AmeriGas/Eagle Financial, 8.875% due
                                                                      5/20/2011.............................      1,040,000
                                B          B2            900,000    R&M Clark Inc., 8.875% due 11/15/2007...        828,000
                                BB-        B1            250,000    El Paso Energy Partners, 8.50% due
                                                                      6/01/2011.............................        231,875
                                B          B2            525,000    Ferrellgas Partners LP, 8.75% due
                                                                      6/15/2012.............................        543,375
                                                                    Hanover Equipment Trust(b):
                                BB-        B1            100,000      (Series A), 8.50% due 9/01/2008.......         97,500
                                BB-        B1            150,000      (Series B), 8.75% due 9/01/2011.......        144,750
                                CCC        B3            800,000    Ocean Rig Norway AS, 10.25% due
                                                                      6/01/2008.............................        720,000
                                C          Caa3          500,000    Petroleum Geo-Services, 7.50% due
                                                                      3/31/2007.............................        150,000
                                BB-        B1            750,000    SESI, LLC, 8.875% due 5/15/2011.........        765,000
                                B          B3            750,000    Tesoro Petroleum Corp., 9% due
                                                                      7/01/2008.............................        495,000
                                                                                                                -----------
                                                                                                                  5,015,500
---------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.2%             B+         B1            500,000    Intrawest Corporation, 10.50% due
                                                                      2/01/2010.............................        525,000
                                B          B2            500,000    Premier Parks Inc., 9.75% due
                                                                      6/15/2007.............................        485,000
                                                                                                                -----------
                                                                                                                  1,010,000
---------------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--2.5%            B          B3            250,000    American Seafood Group LLC, 10.125% due
                                                                      4/15/2010.............................        255,000
                                NR*        NR*           117,647    Archibald Candy Corporation, 10% due
                                                                      11/01/2007............................        105,882
                                CCC        Caa3        1,000,000    Aurora Foods Inc., 9.875% due
                                                                      2/15/2007.............................        495,000
                                B          B2            300,000    Del Monte Corporation, 8.625% due
                                                                      12/15/2012(b).........................        306,000
                                BB         Ba3           250,000    Dimon Incorporated, 9.625% due
                                                                      10/15/2011............................        264,375
                                BB+        Ba2           750,000    Smithfield Foods Inc., 8% due
                                                                      10/15/2009............................        765,000
                                                                                                                -----------
                                                                                                                  2,191,257
---------------------------------------------------------------------------------------------------------------------------
GAMING--1.3%                    B+         B1            500,000    Boyd Gaming Corporation, 7.75% due
                                                                      12/15/2012(b).........................        489,375
                                NR*        NR*           601,000    GB Property Funding Corp., 11% due
                                                                      9/29/2005.............................        396,660
                                BB+        Ba2           250,000    Park Place Entertainment, 7.875% due
                                                                      3/15/2010.............................        254,375
                                                                                                                -----------
                                                                                                                  1,140,410
---------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--1.1%               B          B3            200,000    Fisher Scientific International, 8.125%
                                                                      due 5/01/2012.........................        207,000
                                NR*        NR*           500,000    Ivax Corporation, 5.50% due 5/15/2007...        444,375
                                BB-        Ba3           300,000    PerkinElmer Inc., 8.875% due
                                                                      1/15/2013(b)..........................        295,500
                                                                                                                -----------
                                                                                                                    946,875
---------------------------------------------------------------------------------------------------------------------------
HOTELS--2.8%                    BB-        Ba3           492,000    Felcor Lodging LP, 8.50% due
                                                                      6/01/2011.............................        484,620
                                BB-        Ba3           500,000    HMH Properties, Inc., 7.875% due
                                                                      8/01/2008.............................        485,000
                                BBB-       Ba1           500,000    Hilton Hotels Corporation, 8.25% due
                                                                      2/15/2011.............................        523,029
                                B          B2            500,000    John Q. Hammons Hotels, 8.875% due
                                                                      5/15/2012.............................        502,500
                                B          B1            500,000    Meristar Hospitality Corp., 10.50% due
                                                                      6/15/2009.............................        456,250
                                                                                                                -----------
                                                                                                                  2,451,399
---------------------------------------------------------------------------------------------------------------------------
HOUSING--1.5%                   BB         Ba1           400,000    D.R. Horton, Inc., 7.50% due
                                                                      12/01/2007............................        392,000
                                BB-        Ba3           500,000    Forest City Enterprises Inc., 8.50% due
                                                                      3/15/2008.............................        500,000
                                B          Ba3           500,000    WCI Communities Inc., 9.125% due
                                                                      5/01/2012.............................        450,000
                                                                                                                -----------
                                                                                                                  1,342,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.,
High Yield Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATING+    RATING+      AMOUNT                  CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--1.5%    CCC+       B3         $  500,000    ON Semiconductor Corporation, 12% due
                                                                      5/15/2008(b)..........................    $   367,500
                                BB-        Ba2           425,000    Sanmina Corporation, 10.375% due
                                                                      1/15/2010(b)..........................        429,250
                                BB+        Ba2           500,000    Seagate Technology HDD Holdings, 8% due
                                                                      5/15/2009(b)..........................        517,500
                                                                                                                -----------
                                                                                                                  1,314,250
---------------------------------------------------------------------------------------------------------------------------
LEISURE--0.3%                   B          B2            250,000    Vail Resorts Inc., 8.75% due
                                                                      5/15/2009.............................        256,250
---------------------------------------------------------------------------------------------------------------------------
MACHINERY/                      BB+        Ba2           500,000    JLG Industries Inc., 8.375% due
CONSTRUCTION--0.5%                                                    6/15/2012.............................        415,000
---------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--5.4%             CCC        Caa2          250,000    Blount Inc., 13% due 8/01/2009..........        155,625
                                CCC+       Caa1        1,500,000    Columbus McKinnon Corp., 8.50% due
                                                                      4/01/2008.............................      1,080,000
                                B-         Caa1          500,000    Eagle-Picher Industries, 9.375% due
                                                                      3/01/2008.............................        352,500
                                B          B3            250,000    Foamex LP/Capital Corporation, 10.75%
                                                                      due 4/01/2009(b)......................        175,000
                                CCC+       Caa1        1,500,000    International Wire Group, Inc., 11.75%
                                                                      due 6/01/2005.........................        907,500
                                B+         B3            500,000    NMHG Holding Company, 10% due
                                                                      5/15/2009.............................        500,000
                                B-         B3            250,000    Rexnord Corporation, 10.125% due
                                                                      12/15/2012(b).........................        256,250
                                B          B3            250,000    Trimas Corporation, 9.875% due
                                                                      6/15/2012(b)..........................        247,500
                                BBB-       Ba2           500,000    Tyco International Group SA, 6.375% due
                                                                      10/15/2011............................        467,500
                                BB-        B1            500,000    Wolverine Tube Inc., 10.50% due
                                                                      4/01/2009.............................        510,000
                                                                                                                -----------
                                                                                                                  4,651,875
---------------------------------------------------------------------------------------------------------------------------
METAL--OTHER--2.8%              B-         B3            500,000    Great Lakes Carbon Corp., 7.598% due
                                                                      5/15/2008(a)..........................        355,000
                                CCC+       Caa2          500,000    Haynes International Inc., 11.625% due
                                                                      9/01/2004.............................        292,500
                                BB         Ba3           250,000    Luscar Coal Ltd., 9.75% due
                                                                      10/15/2011............................        267,813
                                CCC-       Caa3          200,000    Ormet Corporation, 11% due
                                                                      8/15/2008(b)..........................        104,000
                                B+         B1          1,112,000    P & L Coal Holdings Corp., 9.625% due
                                                                      5/15/2008.............................      1,174,550
                                                                                                                -----------
                                                                                                                  2,193,863
---------------------------------------------------------------------------------------------------------------------------
MULTI-SECTOR                    NR*        B3          1,000,000    JP Morgan, HYDIB 9.70% due
                                                                      11/15/2007(j).........................        980,000
HOLDINGS--3.8%                  B+         B2            500,000    Morgan Stanley TRACERS, 9.414% due
                                                                      12/15/2012(b)(h)......................        502,635
                                NR*        B1          1,866,666    TRAINS HY-1-2002, 8.368% due
                                                                      2/01/2012(b)(g)(i)....................      1,775,666
                                                                                                                -----------
                                                                                                                  3,258,301
---------------------------------------------------------------------------------------------------------------------------
PACKAGING--7.5%                 NR*        Caa2          680,000    Anchor Glass, 11.25% due 4/01/2005......        669,800
                                B-         B3            250,000    Berry Plastics, 10.75% due 7/15/2012....        266,250
                                B-         B3            250,000    Bway Corporation, 10% due
                                                                      10/15/2010(b).........................        259,375
                                                                    Graham Packaging Company:
                                CCC+       Caa1          250,000      8.75% due 1/15/2008...................        245,313
                                CCC+       NR*           125,000      10.75% due 1/15/2009..................        123,906
                                B+         B2            250,000    Graphic Packaging Corporation, 8.625%
                                                                      due 2/15/2012.........................        263,125
                                B          B2          1,250,000    Jefferson Smurfit-Stone Container, 8.25%
                                                                      due 10/01/2012(b).....................      1,275,000
                                BB         B2            500,000    Owens-Brockway Glass Container, 8.875%
                                                                      due 2/15/2009.........................        515,000
                                B+         B3            250,000    Owens-Illinois Inc., 8.10% due
                                                                      5/15/2007.............................        241,250
                                B+         B3            525,000    Plastipak Holdings Inc., 10.75% due
                                                                      9/01/2011.............................        551,906
                                B          B2          1,000,000    Portola Packaging Inc., 10.75% due
                                                                      10/01/2005............................      1,010,000
                                B-         B3          1,000,000    Tekni-Plex Inc., 12.75% due 6/15/2010...        935,000
                                CCC+       Caa1          200,000    US Can Corporation, 12.375% due
                                                                      10/01/2010............................         86,000
                                                                                                                -----------
                                                                                                                  6,441,925
---------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                  BBB-       Ba1...        500,000    Abitibi-Consolidated Inc., 8.85% due
                                                                    8/01/2030...............................        537,680
PRODUCERS--4.0%                 B-         B3            500,000    Ainsworth Lumber Company, 12.50% due
                                                                      7/15/2007(a)..........................        520,000
                                D          Ca          1,000,000    Doman Industries Limited, 8.75% due
                                                                      3/15/2004(f)..........................        125,000
                                B+         B3            500,000    Millar Western Forest, 9.875% due
                                                                      5/15/2008.............................        475,000
                                BB+        Ba2           500,000    Norske Skog of Canada, 8.625% due
                                                                      6/15/2011.............................        503,750
                                BB         Ba3           300,000    Pope & Talbot, 8.375% due 6/01/2013.....        260,250
                                BB+        Ba1         1,000,000    Tembec Industries, Inc., 8.625% due
                                                                      6/30/2009.............................      1,007,500
                                                                                                                -----------
                                                                                                                  3,429,180
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.,
High Yield Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATING+    RATING+      AMOUNT                  CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
PIPELINES--1.7%                 B+         B3         $  500,000    Northwest Pipeline Corporation, 6.625%
                                                                      due 12/01/2007........................    $   466,250
                                BB         Ba2           500,000    Plains All American Pipeline, 7.75% due
                                                                      10/15/2012(b).........................        520,000
                                BB         Ba1           500,000    Southern Natural Gas, 8% due
                                                                      3/01/2032.............................        440,000
                                                                                                                -----------
                                                                                                                  1,426,250
---------------------------------------------------------------------------------------------------------------------------
RETAIL--0.3%                    B-         B3            250,000    Hollywood Entertainment, 9.625% due
                                                                      3/15/2011.............................        255,000
---------------------------------------------------------------------------------------------------------------------------
SERVICES--2.4%                  BB-        Ba3         1,000,000    Allied Waste North America, 8.875% due
                                                                      4/01/2008.............................      1,015,000
                                CCC-       C           2,000,000    Anthony Crane Rental LP, 10.375% due
                                                                      8/01/2008.............................        200,000
                                B-         B3            750,000    IESI Corporation, 10.25% due
                                                                      6/15/2012.............................        723,750
                                B          B3            100,000    National Waterworks Inc., 10.50% due
                                                                      12/01/2012(b).........................        104,375
                                                                                                                -----------
                                                                                                                  2,043,125
---------------------------------------------------------------------------------------------------------------------------
STEEL--0.2%                     BB-        B1            250,000    Oregon Steel Mills Inc., 10% due
                                                                      7/15/2009(b)..........................        253,750
                                B          B3            250,000    UCAR Finance Inc., 10.25% due
                                                                      2/15/2012.............................        198,750
                                NR*        NR*         2,000,000    Wheeling Pittsburgh Corp., 9.25% due
                                                                      11/15/2007(f).........................         20,000
                                                                                                                -----------
                                                                                                                    472,500
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.4%        B-         Ba3         1,250,000    Qwest Corporation, 7.625% due
                                                                      6/09/2003.............................      1,225,000
---------------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES--0.1%        BB-        Ba3            75,000    Stena AB, 9.625% due 12/01/2012(b)......         77,438
---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.9%            D          Caa3        1,500,000    American Commercial LLC, 11.25% due
                                                                      1/01/2008.............................        480,000
                                B+         B2            300,000    Sea Containers Ltd., 12.50% due
                                                                      12/01/2004............................        280,500
                                                                                                                -----------
                                                                                                                    760,500
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                 AAA        Aaa         2,000,000    U.S. Treasury Notes, 4.375% due
OBLIGATIONS--2.4%                                                     8/15/2012.............................      2,090,546
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--5.4%                                                     The AES Corporation:
                                B-         B3            500,000      8.75% due 6/15/2008...................        292,500
                                B-         B3          1,000,000      8.875% due 2/15/2011..................        580,000
                                BB+        Ba1           307,000    AES Eastern Energy, 9% due 1/02/2017....        282,713
                                NR*        NR*           250,000    CIA Saneamento Basico, 10% due
                                                                      7/28/2005(b)(d).......................        182,500
                                B+         B3          1,000,000    CMS Energy Corporation, 7.50% due
                                                                      1/15/2009.............................        850,000
                                B+         B1          1,250,000    Calpine Corporation, 8.625% due
                                                                      8/15/2010.............................        531,250
                                BB         Ba1           245,000    ESI Tractebel Acquisition Corp., 7.99%
                                                                      due 12/30/2011........................        220,645
                                B          B3            500,000    Illinois Power Corporation, 11.50% due
                                                                      12/15/2010(b).........................        482,500
                                BB-        Ba3           250,000    Midland Funding II, 11.75% due
                                                                      7/23/2005.............................        255,000
                                BB         Ba3         1,000,000    Mirant Americas Generation LLC, 7.625%
                                                                      due 5/01/2006.........................        525,000
                                BBB-       Baa3          500,000    PSEG Energy Holdings, 8.625% due
                                                                      2/15/2008.............................        417,500
                                                                                                                -----------
                                                                                                                  4,619,608
---------------------------------------------------------------------------------------------------------------------------
WIRELESS--5.2%                  B-         Caa1        1,900,000    American Tower Systems Corporation,
                                                                      9.375% due 2/01/2009..................      1,482,000
                                B          B3          1,000,000    Crown Castle International Corporation,
                                                                      9% due 5/15/2011......................        800,000
                                CC         Caa3        1,325,000    Millicom International Cellular SA,
                                                                      13.50% due 6/01/2006..................        649,250
                                NR*        NR*           710,368    NII Holdings Inc., 13%** due
                                                                      11/01/2009(b).........................        511,465
                                                                    Nextel Partners Inc.:
                                CCC+       Caa1          500,000      13.257%** due 2/01/2009...............        375,000
                                CCC+       Caa1          750,000      11% due 3/15/2010.....................        637,500
                                                                                                                -----------
                                                                                                                  4,455,215
---------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS IN CORPORATE BONDS
                                                                    (COST--$90,163,213)--86.6%                   74,625,950
---------------------------------------------------------------------------------------------------------------------------
                                                        SHARES
                                                         HELD               COMMON STOCKS & WARRANTS
---------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.0%                                           1,000    Allied Signal Litigation Trust(f).......              0
                                                           1,000    Breed Creditors Litigation Trust(f).....              0
                                                                                                                -----------
                                                                                                                          0
---------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--0.9%                                      67,366    NII Holdings Inc. (Class B)(f)..........        771,341
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2002 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                  SHARES
INDUSTRIES                                         HELD               COMMON STOCKS & WARRANTS               VALUE
---------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &                           $      250    Tribo Petroleum Corporation (Class
PRODUCTION--0.0%                                                A)(f).................................    $         3
---------------------------------------------------------------------------------------------------------------------
FOOD & DRUG--0.1%                                      649    Archibald Candy Corporation(f)..........         60,357
                                                       936    Grand Union Co. (Warrants)(e)...........              1
                                                                                                          -----------
                                                                                                               60,358
---------------------------------------------------------------------------------------------------------------------
GAMING--0.1%                                        29,452    GB Holdings Inc.(f).....................         84,527
---------------------------------------------------------------------------------------------------------------------
OIL & GAS--0.1%                                      7,838    Southwest Royalties Inc.(f).............        107,782
                                                       147    Tri-Union Development Corporation(f)....              1
                                                                                                          -----------
                                                                                                              107,783
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.0%                            3,846    Bradlees Inc. (Warrants)(e).............              4
---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN COMMON STOCKS &
                                                              WARRANTS
                                                              (COST--$4,556,184)--1.2%                      1,024,016
---------------------------------------------------------------------------------------------------------------------
                                                                          PREFERRED STOCKS
---------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--1.8%                                   16,379    CSC Holdings Inc.(a)....................      1,523,247
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--0.5%                              7,500    Primedia, Inc. (Series H)...............        461,250
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--1.2%                            40,000    California Federal Bank.................      1,040,400
---------------------------------------------------------------------------------------------------------------------
WIRELESS                                               961    Nextel Communications, Inc. (Series
COMMUNICATIONS--1.0%                                            D)(a).................................        884,120
---------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                              (COST--$4,117,020)--4.5%                      3,909,017
---------------------------------------------------------------------------------------------------------------------

                                                PARTNERSHIP
                                                 INTEREST               SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                                $4,921,275     Merrill Lynch Liquidity Series, LLC Cash
                                                                 Sweep Series II(c)....................      4,921,275
----------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS IN SHORT-TERM
                                                               SECURITIES
                                                               (COST--$4,921,275)--5.7%                      4,921,275
----------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS
                                                               (COST--$103,757,692)--98.0%.............     84,480,258
                                                               OTHER ASSETS LESS LIABILITIES--2.0%.....      1,707,333
                                                                                                           -----------
                                                               NET ASSETS--100.0%......................    $86,187,591
                                                                                                           ===========
----------------------------------------------------------------------------------------------------------------------

* Not Rated.

** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

+ Ratings of issues shown are unaudited.

(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------------
                                                                   NET                      INTEREST
AFFILIATE                                                        ACTIVITY      NET COST      INCOME
----------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II        $4,921,275    $4,921,275    $ 11,077
----------------------------------------------------------------------------------------------------

(d) Subject to principal paydowns.

(e) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(f) Non-income producing security.

(g) Floating rate note.

(h)  Traded Custody Receipts (TRACERS).

(i)  Target Return Index Securities (TRAINS).

(j)  High Yield Derivative Index (HYDI) Single B.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 2002                (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                                  ISSUE                                   VALUE
---------------------------------------------------------------------------------------------------------------------------
                                                           U.S. GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE         $50,894,274    Fannie Mae--ACES 2002-M1 X, 1.201% due 5/25/2032(d).........    $  2,443,480
OBLIGATIONS(A)--14.4%            19,984,174    Fannie Mae--ACES 2002-M2 N, 1.532% due 8/25/2012(d).........       2,121,285
                                  3,000,000    FHLMC Structured Pass Through Securities, T-50 A2,
                                                 1.27% due 9/27/2005.......................................       2,984,063
                                  4,000,000    General Electric Capital Commercial Mortgage Corporation,
                                                 2002-2A-A3, 5.349% due 8/11/2036..........................       4,211,369
                                               Government National Mortgage Association:
                                  3,000,000      2002-83-C, 5.25% due 9/16/2027............................       3,068,654
                                  5,051,000      2002-81-B, 5.042% due 1/16/2029...........................       5,099,142
                                 16,419,182      2002-83-IO, 1.574% due 10/16/2042(d)......................       1,076,532
                                  2,400,000    Greenwich Capital Commercial Funding Corporation,
                                                 2002-C1-A4,
                                                 4.948% due 1/11/2035......................................       2,449,875
                                  2,712,323    Lehman Brothers Floating Rate Commercial, 2002-LLFA-A,
                                                 1.71% due 6/14/2017(e)....................................       2,710,973
                                  3,000,000    Residential Asset Securities Corporation, 2002-KS5-AIB2,
                                                 2.47% due 8/25/2022.......................................       3,006,789
                                  2,400,000    TEMP, 2002-4-C, 5.045% due 11/16/2028.......................       2,439,842
                                  3,000,000    Washington Mutual, 2002-AR19-A8, 4.556% due 1/25/2033.......       3,039,375
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                         34,651,379
---------------------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT               3,000,000    Federal Farm Credit Bank, 2.375% due 10/01/2004.............       3,028,440
BANK--1.3%
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL FARM CREDIT BANK                                     3,028,440
---------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                              Federal Home Loan Bank:
BANK--5.2%                        4,500,000      5.125% due 9/15/2003......................................       4,620,915
                                  2,000,000      4.75% due 6/28/2004.......................................       2,094,072
                                  2,500,000      7.125% due 2/15/2005......................................       2,771,063
                                  2,500,000      6.875% due 8/13/2010......................................       2,972,143
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL HOME LOAN BANK                                      12,458,193
---------------------------------------------------------------------------------------------------------------------------
FREDDIE MAC--3.5%                              Freddie Mac:
                                  4,500,000      5.75% due 4/29/2009.......................................       4,692,492
                                  3,400,000      6% due 5/25/2012..........................................       3,550,634
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FREDDIE MAC                                                  8,243,126
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                                Fannie Mae:
SECURITIES(A)--54.6%              3,832,348      4.79% due 10/01/2012......................................       3,888,132
                                  4,609,992      4.80% due 10/01/2012......................................       4,682,904
                                  2,395,280      4.87% due 10/01/2012......................................       2,463,396
                                  1,798,030      4.60% due 11/01/2012......................................       1,798,372
                                  3,355,122      4.72% due 11/01/2012......................................       3,422,224
                                  3,219,032      4.81% due 11/01/2012......................................       3,302,341
                                  2,996,962      4.87% due 11/01/2012......................................       3,056,345
                                  1,850,000      4.785% due 12/01/2012.....................................       1,893,808
                                  2,500,000      5.18% due 12/01/2012......................................       2,633,450
                                  3,450,000      4.78% due 1/01/2013.......................................       3,530,384
                                  2,700,000      5.15% due 1/01/2013.......................................       2,838,995
                                  1,265,261      6% due 6/01/2016..........................................       1,324,495
                                  1,618,714      6% due 4/01/2017..........................................       1,693,869
                                    524,260      7% due 3/01/2029..........................................         551,898
                                    607,983      7% due 5/01/2029..........................................         640,368
                                  1,672,594      7% due 6/01/2029..........................................       1,760,771
                                    355,240      7% due 7/01/2029..........................................         373,967
                                    664,577      7% due 8/01/2029..........................................         699,612
                                    711,603      7% due 9/01/2029..........................................         749,118
                                    451,944      7% due 11/01/2029.........................................         475,770
                                     44,958      8% due 4/01/2030..........................................          48,467
                                    230,596      8% due 4/01/2030..........................................         248,593
                                    471,009      7.50% due 5/01/2030.......................................         500,237
                                    390,489      7.50% due 6/01/2030.......................................         414,720
                                  1,077,474      7.50% due 9/01/2030.......................................       1,144,335
                                    269,339      7.50% due 7/01/2030.......................................         286,051
                                     34,517      8% due 7/01/2030..........................................          37,211
                                    105,169      7.50% due 10/01/2030......................................         111,695
                                    114,733      7.50% due 12/01/2030......................................         121,853
                                    166,445      8% due 2/01/2031..........................................         179,470
                                  2,012,811      7.50% due 4/01/2031.......................................       2,137,713
                                  1,532,155      7.50% due 5/01/2031.......................................       1,626,750

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                                  ISSUE                                   VALUE
---------------------------------------------------------------------------------------------------------------------------
                                                     U.S. GOVERNMENT & AGENCY OBLIGATIONS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                                Fannie Mae (concluded):
SECURITIES(A) (CONCLUDED)       $ 1,641,574      7% due 7/01/2031..........................................    $  1,726,680
                                  3,763,286      7% due 9/01/2031..........................................       3,958,389
                                    419,475      6.50% due 1/01/2032.......................................         436,965
                                  2,727,689      7% due 2/01/2032..........................................       2,869,007
                                    243,337      6.50% due 9/01/2032.......................................         253,477
                                    195,985      6.50% due 10/01/2032......................................         204,153
                                  2,339,033      6.50% due 10/01/2032......................................       2,436,516
                                    999,137      5.89% due 11/01/2032......................................       1,042,069
                                 13,250,000      6% due TBA(b).............................................      13,718,268
                                  6,407,629      6.50% due TBA(b)..........................................       6,753,590
                                               Freddie Mac--Gold Program(c):
                                  1,799,821      5.50% due 6/01/2017.......................................       1,868,922
                                  4,156,915      6% due 4/01/2017..........................................       4,350,761
                                  2,233,696      6.25% due 2/15/2027.......................................       2,275,845
                                    405,036      6.50% due 3/01/2029.......................................         422,365
                                    247,758      6.50% due 3/01/2029.......................................         258,358
                                    843,228      6.50% due 4/01/2029.......................................         878,962
                                  1,816,805      6.50% due 4/01/2029.......................................       1,893,544
                                    884,918      6.50% due 5/01/2029.......................................         922,286
                                  1,499,989      6.50% due 5/01/2029.......................................       1,563,701
                                  1,705,522      6.50% due 6/01/2029.......................................       1,777,544
                                  1,594,030      6.50% due 7/01/2029.......................................       1,661,343
                                  1,416,313      6.50% due 8/01/2029.......................................       1,476,122
                                    393,482      6.50% due 8/01/2029.......................................         410,099
                                    471,028      6.50% due 9/01/2029.......................................         491,008
                                     50,887      6.50% due 7/01/2030.......................................          53,035
                                    150,628      8% due 12/01/2030.........................................         161,534
                                    287,020      8% due 3/01/2030..........................................         307,802
                                  1,440,877      7% due 4/01/2032..........................................       1,514,950
                                    130,220      8% due 6/01/2031..........................................         139,649
                                    878,178      6.50% due 8/01/2030.......................................         915,248
                                    181,501      8% due 8/01/2030..........................................         194,644
                                  2,100,000      5% due TBA(b).............................................       2,156,475
                                  3,000,000      5.50% due TBA(b)..........................................       3,062,895
                                  2,485,000      6% due TBA(b).............................................       2,573,599
                                  2,100,000      6.50% due TBA(b)..........................................       2,185,439
                                  1,500,000      8% due TBA(b).............................................       1,607,838
                                               Government National Mortgage Association:
                                  3,425,761      6.50% due 1/15/2029.......................................       3,599,997
                                  2,631,207      6.50% due 2/15/2029.......................................       2,765,038
                                    169,622      6.50% due 4/15/2029.......................................         178,250
                                    294,003      6.50% due 6/15/2029.......................................         308,956
                                    367,414      6.50% due 8/15/2029.......................................         386,102
                                    256,288      6.50% due 8/15/2029.......................................         269,322
                                     57,987      6.50% due 3/15/2030.......................................          60,960
                                  4,050,876      6.50% due 7/20/2031.......................................       4,226,717
                                  2,000,000      6% due TBA(b).............................................       2,085,484
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MORTGAGE-BACKED SECURITIES                                 131,041,222
---------------------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY                               Tennessee Valley Authority:
AUTHORITY--3.4%                   2,625,000      5.625% due 1/18/2011......................................       2,887,925
                                  1,000,000      6.25% due 12/15/2017......................................       1,128,624
                                  3,500,000      6.75% due 11/01/2025......................................       4,100,940
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL TENNESSEE VALLEY AUTHORITY                                   8,117,489
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS &                          U.S. Treasury Bonds:
NOTES--19.8%                      1,430,000      7.50% due 11/15/2016......................................       1,870,060
                                  1,100,000      8.125% due 8/15/2019......................................       1,532,180
                                  3,460,000      7.25% due 8/15/2022.......................................       4,503,000
                                  4,310,000      6.25% due 8/15/2023.......................................       5,063,578
                                  1,100,000      6.625% due 2/15/2027......................................       1,358,930
                                  3,060,000      6.125% due 8/15/2029......................................       3,592,391
                                    500,000      5.375% due 2/15/2031......................................         545,078
                                               U.S. Treasury Notes:
                                  3,300,000      2% due 11/30/2004.........................................       3,327,327
                                  6,800,000      6.50% due 5/15/2005.......................................       7,548,265
                                  1,100,000      6.25% due 2/15/2007.......................................       1,262,036
                                  3,500,000      3.25% due 8/15/2007.......................................       3,586,681

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 2002 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                                  ISSUE                                   VALUE
---------------------------------------------------------------------------------------------------------------------------
                                                     U.S. GOVERNMENT & AGENCY OBLIGATIONS (CONCLUDED)
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS &                          U.S. Treasury Notes (concluded):
NOTES (CONCLUDED)               $ 3,380,000      6.125% due 8/15/2007......................................    $  3,886,736
                                  2,780,000      4.75% due 11/15/2008......................................       3,034,542
                                  1,650,000      6.50% due 2/15/2010.......................................       1,972,265
                                  2,100,000      4.875% due 2/15/2012......................................       2,280,386
                                  2,100,000      4.375% due 8/15/2012......................................       2,195,073
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. TREASURY BONDS & NOTES                                 47,558,528
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                                 (COST--$236,870,935)--102.2%                                   245,098,377
---------------------------------------------------------------------------------------------------------------------------
                                                                  SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY           12,412,000    Federal Farm Credit Bank, 1.25% due 1/08/2003...............      12,408,552
OBLIGATIONS*--5.2%
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE                        5,000,000    J.P. Morgan Securities Inc., purchased on 12/31/2002 to
AGREEMENTS**--7.2%                               yield 1.05% to 1/02/2003..................................       5,000,000
                                 12,211,000    UBS Warburg Corp. LLC, purchased on 12/31/2002 to yield
                                                 1.10% to 1/02/2003........................................      12,211,000
                                                                                                               ------------
                                                                                                                 17,211,000
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES (COST--$29,619,552)--12.4%            29,619,552
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$266,490,487)--114.6%..............     274,717,929
                                               UNREALIZED DEPRECIATION ON INTEREST RATE SWAPS--(0.1%)......        (222,390)
                                               VARIATION MARGIN ON FINANCIAL FUTURES CONTRACTS***--0.0%....           5,906
                                               LIABILITIES IN EXCESS OF OTHER ASSETS--(14.5%)..............     (34,693,589)
                                                                                                               ------------
                                               NET ASSETS--100.0%..........................................    $239,807,856
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

* Certain U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
** Repurchase Agreements are fully collateralized by U.S. Government & Agency Obligations.
*** Financial futures contracts sold as of December 31, 2002 were as follows:

---------------------------------------------------------
NUMBER OF                         EXPIRATION
CONTRACTS          ISSUE             DATE        VALUE
---------------------------------------------------------
   27       U.S. Treasury Notes   March 2003   $3,106,266
   ------------------------------------------------------
      TOTAL FINANCIAL FUTURES CONTRACTS SOLD
          (TOTAL CONTRACT PRICE--$3,109,942)   $3,106,266
                                               ==========
---------------------------------------------------------

(a) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(b) Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.
(c) Collateralized Mortgage Obligations (CMO).
(d) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest-only securities have either a nominal or a notional amount of principal.
(e) Floating rate note.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of December 31, 2002                (in U.S. dollars)
--------------------------------------------------------------------------------

                           SHARES                                                                                     PERCENT OF
INDUSTRY*                   HELD                             COMMON STOCKS                               VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
BANKS                       56,000    AmSouth Bancorporation......................................    $  1,075,200        0.5%
                            70,000    Bank of America Corporation.................................       4,869,900        2.4
                            23,100    Charter One Financial, Inc. ................................         663,663        0.3
                            32,000    Golden West Financial Corporation...........................       2,297,920        1.1
                            48,000    GreenPoint Financial Corp. .................................       2,168,640        1.0
                            21,000    Hibernia Corporation (Class A)..............................         404,460        0.2
                            12,000    New York Community Bancorp, Inc. ...........................         346,560        0.2
                            58,000    North Fork Bancorporation...................................       1,956,920        0.9
                            85,000    Sovereign Bancorp, Inc. ....................................       1,194,250        0.6
                           142,000    U.S. Bancorp................................................       3,013,240        1.5
                            84,000    Washington Mutual, Inc. ....................................       2,900,520        1.4
                                                                                                      ------------      -----
                                                                                                        20,891,273       10.1
--------------------------------------------------------------------------------------------------------------------------------
BEVERAGES                   35,000    Adolph Coors Company (Class B)..............................       2,143,750        1.0
                             5,000    The Coca-Cola Company.......................................         219,100        0.1
                           105,000    Coca-Cola Enterprises Inc. .................................       2,280,600        1.1
                            76,000    +Constellation Brands, Inc. (Class A).......................       1,801,960        0.9
                                                                                                      ------------      -----
                                                                                                         6,445,410        3.1
--------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY               59,000    +Charles River Laboratories International, Inc. ............       2,270,320        1.1
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS                   55,000    Eastman Chemical Company....................................       2,022,350        1.0
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &       51,000    +Apollo Group, Inc. (Class A)...............................       2,244,000        1.1
SUPPLIES
                            34,000    +Career Education Corporation...............................       1,360,000        0.7
                            45,000    Deluxe Corporation..........................................       1,894,500        0.9
                            60,000    H&R Block, Inc. ............................................       2,412,000        1.2
                                                                                                      ------------      -----
                                                                                                         7,910,500        3.9
--------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS             118,000    +Advanced Fibre Communications, Inc. .......................       1,967,060        0.9
EQUIPMENT
                            24,000    +Cisco Systems, Inc. .......................................         314,160        0.2
                            74,000    +QUALCOMM Incorporated......................................       2,688,420        1.3
                                                                                                      ------------      -----
                                                                                                         4,969,640        2.4
--------------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                133,000    +Dell Computer Corporation..................................       3,559,080        1.7
PERIPHERALS
                            16,000    International Business Machines Corporation.................       1,240,000        0.6
                            37,000    +Lexmark International Group, Inc. (Class A)................       2,238,500        1.1
                            38,000    +Storage Technology Corporation.............................         813,960        0.4
                                                                                                      ------------      -----
                                                                                                         7,851,540        3.8
--------------------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING      44,000    Ball Corporation............................................       2,252,360        1.1
                            97,000    +Pactiv Corporation.........................................       2,120,420        1.0
                                                                                                      ------------      -----
                                                                                                         4,372,780        2.1
--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS      73,000    Citigroup Inc. .............................................       2,568,870        1.2
                            47,000    Countrywide Credit Industries, Inc. ........................       2,427,550        1.2
                            55,000    Fannie Mae..................................................       3,538,150        1.7
                            52,000    Freddie Mac.................................................       3,070,600        1.5
                                                                                                      ------------      -----
                                                                                                        11,605,170        5.6
--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                  8,000    SBC Communications Inc. ....................................         216,880        0.1
TELECOMMUNICATION
SERVICES

                            14,000    Verizon Communications......................................         542,500        0.3
                                                                                                      ------------      -----
                                                                                                           759,380        0.4
--------------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING       41,000    +Whole Foods Market, Inc. ..................................       2,161,110        1.1
--------------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS               61,000    +Dean Foods Company.........................................       2,263,100        1.1
                            65,000    Kellogg Company.............................................       2,227,550        1.1
                           112,000    Sara Lee Corporation........................................       2,521,120        1.2
                           168,000    Tyson Foods, Inc. (Class A).................................       1,884,960        0.9
                                                                                                      ------------      -----
                                                                                                         8,896,730        4.3
--------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT       60,000    Bausch & Lomb Incorporated..................................       2,160,000        1.0
& SUPPLIES
                            75,000    +Guidant Corporation........................................       2,313,750        1.1
                             7,000    +Henry Schein, Inc. ........................................         315,000        0.2
                            45,000    +Varian Medical Systems, Inc. ..............................       2,232,000        1.1
                                                                                                      ------------      -----
                                                                                                         7,020,750        3.4
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                           SHARES                                                                                     PERCENT OF
INDUSTRY*                   HELD                             COMMON STOCKS                               VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                 22,000    +Accredo Health, Incorporated...............................    $    775,500        0.4%
PROVIDERS & SERVICES
                            88,000    +AdvancePCS.................................................       1,950,080        0.9
                            53,000    Aetna Inc. (New Shares).....................................       2,179,360        1.1
                           126,000    +Caremark Rx, Inc. .........................................       2,047,500        1.0
                            86,000    +DaVita, Inc. ..............................................       2,121,620        1.0
                            41,000    +Express Scripts, Inc. (Class A)............................       1,971,280        1.0
                            94,000    +Humana Inc. ...............................................         940,000        0.5
                            25,000    Omnicare, Inc. .............................................         595,750        0.3
                            59,000    +Oxford Health Plans, Inc. .................................       2,150,550        1.0
                            29,000    UnitedHealth Group Incorporated.............................       2,421,500        1.2
                            47,000    +Universal Health Services, Inc. (Class B)..................       2,119,700        1.0
                            36,000    +WellPoint Health Networks Inc. ............................       2,561,760        1.2
                                                                                                      ------------      -----
                                                                                                        21,834,600       10.6
--------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &       54,000    +Harrah's Entertainment, Inc. ..............................       2,138,400        1.0
LEISURE
                            31,000    +International Game Technology..............................       2,353,520        1.2
                            68,000    +Mandalay Resort Group......................................       2,081,480        1.0
                                                                                                      ------------      -----
                                                                                                         6,573,400        3.2
--------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES         114,000    D.R. Horton, Inc. ..........................................       1,977,900        1.0
                            46,000    Fortune Brands, Inc. .......................................       2,139,460        1.0
                            38,000    Lennar Corporation..........................................       1,960,800        0.9
                            36,000    +Mohawk Industries, Inc. ...................................       2,050,200        1.0
                             7,000    +NVR, Inc. .................................................       2,278,500        1.1
                            12,000    Newell Rubbermaid Inc. .....................................         363,960        0.2
                            43,000    Pulte Corporation...........................................       2,058,410        1.0
                            60,000    The Ryland Group, Inc. .....................................       2,001,000        1.0
                            38,000    Whirlpool Corporation.......................................       1,984,360        1.0
                                                                                                      ------------      -----
                                                                                                        16,814,590        8.2
--------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS          50,000    The Clorox Company..........................................       2,062,500        1.0
                            56,000    The Procter & Gamble Company................................       4,812,640        2.3
                                                                                                      ------------      -----
                                                                                                         6,875,140        3.3
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                 166,000    General Electric Company....................................       4,042,100        2.0
CONGLOMERATES
--------------------------------------------------------------------------------------------------------------------------------
INSURANCE                   72,000    The Allstate Corporation....................................       2,663,280        1.3
                            22,000    American International Group, Inc. .........................       1,272,700        0.6
                            83,000    MetLife, Inc. ..............................................       2,244,320        1.1
                            17,000    Old Republic International Corporation......................         476,000        0.2
                                                                                                      ------------      -----
                                                                                                         6,656,300        3.2
--------------------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT &         65,000    Eastman Kodak Company.......................................       2,277,600        1.1
PRODUCTS
                            36,000    Polaris Industries, Inc. ...................................       2,109,600        1.0
                                                                                                      ------------      -----
                                                                                                         4,387,200        2.1
--------------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL            78,000    Dillard's, Inc. (Class A)...................................       1,237,080        0.6
                            99,000    J.C. Penney Company, Inc. ..................................       2,277,990        1.1
                            26,000    Wal-Mart Stores, Inc. ......................................       1,313,260        0.6
                                                                                                      ------------      -----
                                                                                                         4,828,330        2.3
--------------------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS          79,000    +Xerox Corporation..........................................         635,950        0.3
--------------------------------------------------------------------------------------------------------------------------------
OIL & GAS                  108,000    Exxon Mobil Corporation.....................................       3,773,520        1.8
--------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS             10,000    +Forest Laboratories, Inc. .................................         982,200        0.5
                            44,000    Johnson & Johnson...........................................       2,363,240        1.1
                            93,000    Merck & Co., Inc. ..........................................       5,264,730        2.6
                            96,000    Pfizer Inc. ................................................       2,934,720        1.4
                                                                                                      ------------      -----
                                                                                                        11,544,890        5.6
--------------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                115,000    Norfolk Southern Corporation................................       2,298,850        1.1
--------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR               41,000    Intel Corporation...........................................         637,960        0.3
EQUIPMENT & PRODUCTS
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of December 31, 2002 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                           SHARES                                                                                     PERCENT OF
INDUSTRY*                   HELD                             COMMON STOCKS                               VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
SOFTWARE                    34,000    +Electronic Arts Inc. ......................................    $  1,690,140        0.8%
                            44,000    +Intuit Inc. ...............................................       2,064,920        1.0
                            74,000    +Microsoft Corporation......................................       3,826,540        1.9
                            54,000    +Symantec Corporation.......................................       2,187,000        1.0
                                                                                                      ------------      -----
                                                                                                         9,768,600        4.7
--------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL            67,000    +AutoNation, Inc. ..........................................         841,520        0.4
                            32,000    +AutoZone, Inc. ............................................       2,260,800        1.1
                            41,000    +CDW Computer Centers, Inc. ................................       1,797,850        0.9
                           161,000    Foot Locker, Inc. ..........................................       1,690,500        0.8
                            41,000    +Michael's Stores...........................................       1,283,300        0.6
                            23,000    Pier 1 Imports, Inc. .......................................         435,390        0.2
                            52,000    Ross Stores, Inc. ..........................................       2,202,720        1.1
                                                                                                      ------------      -----
                                                                                                        10,512,080        5.1
--------------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &         62,000    +Jones Apparel Group, Inc. .................................       2,197,280        1.1
LUXURY GOODS
                            78,000    +Reebok International Ltd. .................................       2,293,200        1.1
                                                                                                      ------------      -----
                                                                                                         4,490,480        2.2
--------------------------------------------------------------------------------------------------------------------------------
WIRELESS                   459,000    +Sprint Corp. (PCS Group)...................................       2,010,420        1.0
TELECOMMUNICATION
SERVICES
--------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN COMMON STOCKS (COST--$209,179,082)          204,861,363       99.3
--------------------------------------------------------------------------------------------------------------------------------

                          PARTNERSHIP
                           INTEREST                   SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
                           $898,477      Merrill Lynch Liquidity Series, LLC Cash Sweep
                                         Series II**....................................                       898,477        0.4
------------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL SHORT-TERM SECURITIES (COST--$898,477)                     $    898,477        0.4
------------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS (COST--$210,077,559).........                   205,759,840       99.7
                                         OTHER ASSETS LESS LIABILITIES..................                       600,424        0.3
                                                                                                          ------------      -----
                                         NET ASSETS.....................................                  $206,360,264      100.0%
                                                                                                          ============      =====
------------------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

------------------------------------------------------------------------------------------------------
                                                                    NET           NET         INTEREST
AFFILIATE                                                         ACTIVITY        COST         INCOME
------------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II          $898,477      $898,477        $830
------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 2002                (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE                                                       INTEREST     MATURITY
                                  AMOUNT                          ISSUE                        RATE*         DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--       $ 3,900,000    Bank of Nova Scotia, NY+...................     2.98%       3/27/2003    $  3,915,324
YANKEE--5.3%                      4,850,000    Canadian Imperial Bank of Commerce, NY+....     2.425       1/10/2003       4,851,156
                                  3,000,000    Canadian Imperial Bank of Commerce, NY+....     2.17        7/14/2003       3,013,821
                                  9,750,000    Nordea Bank PLC, NY+.......................     1.379       9/09/2003       9,748,998
                                  3,000,000    Svenska Handelsbanken AB, NY+..............     2.50        6/13/2003       3,016,056
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATES OF DEPOSIT--YANKEE
                                               (COST--$24,499,872)                                                        24,545,355
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--56.4%           7,500,000    Aegon Funding Corp. .......................     1.35        2/18/2003       7,486,781
                                 11,996,000    Amsterdam Funding Corp. ...................     1.35        1/13/2003      11,991,052
                                  5,000,000    Aspen Funding Corp. .......................     1.35        2/18/2003       4,991,188
                                  9,000,000    Bavaria TRR Corp. .........................     1.75        1/15/2003       8,995,678
                                  9,000,000    Blue Ridge Asset Funding Corp. ............     1.35        2/03/2003       8,989,201
                                  7,000,000    Centauri Corp. ............................     1.36        2/20/2003       6,987,042
                                 10,318,000    Clipper Receivables Corp. .................     1.35        1/27/2003      10,308,327
                                 10,000,000    Clipper Receivables Corp. .................     1.33        1/28/2003       9,990,316
                                  1,356,000    Clipper Receivables Corp. .................     1.35        1/28/2003       1,354,687
                                 10,000,000    Corporate Asset Funding Co., Inc. .........     1.35        1/22/2003       9,992,500
                                  1,119,000    Dorada Finance Inc. .......................     1.36        2/27/2003       1,116,702
                                 15,558,000    Enterprise Funding Corp. ..................     1.34        2/10/2003      15,535,415
                                  3,498,000    Eureka Securitization Inc. ................     1.35        1/15/2003       3,496,295
                                 10,000,000    FCAR Owner Trust, Series I.................     1.78        1/16/2003       9,994,827
                                  2,633,000    Falcon Asset Securitization................     1.34        1/22/2003       2,631,040
                                  3,000,000    Goldman Sachs Group, Inc.+.................     1.76       10/09/2003       2,999,700
                                 10,000,000    Goldman Sachs Group, Inc.+.................     1.431      10/10/2003      10,000,000
                                  4,864,000    Greyhawk Capital Corp. ....................     1.33        1/14/2003       4,861,860
                                  8,000,000    Greyhawk Capital Corp. ....................     1.33        2/10/2003       7,988,560
                                 10,000,000    Greyhawk Capital Corp. ....................     1.34        2/21/2003       9,981,529
                                  5,000,000    HBOS Treasury Services.....................     1.35        1/23/2003       4,996,091
                                  5,634,000    HBOS Treasury Services.....................     1.34        3/10/2003       5,619,853
                                  6,971,000    Kitty Hawk Funding Corp. ..................     1.35        1/14/2003       6,967,863
                                  3,757,000    Morgan Stanley Group, Inc. ................     1.37        1/10/2003       3,755,856
                                  9,850,000    Morgan Stanley Group, Inc. +...............     1.393       4/15/2003       9,850,000
                                  5,000,000    Newport Funding Corp. .....................     1.35        1/21/2003       4,996,490
                                  4,234,000    Newport Funding Corp. .....................     1.35        1/24/2003       4,230,531
                                  1,024,000    Old Line Funding Corp. ....................     1.33        1/07/2003       1,023,811
                                  4,452,000    Old Line Funding Corp. ....................     1.35        2/03/2003       4,446,621
                                 10,000,000    PB Finance (Delaware)......................     1.37        2/13/2003       9,984,600
                                  5,000,000    PB Finance (Delaware)......................     1.38        2/13/2003       4,992,300
                                  7,128,000    Park Avenue Receivables Corp. .............     1.34        2/05/2003       7,118,979
                                 10,000,000    Santander Central Hispano Finance
                                                 (Delaware), Inc. ........................     1.35        2/12/2003       9,984,967
                                  6,072,000    Sheffield Receivables Corporation..........     1.35        1/23/2003       6,067,218
                                  4,662,000    Spintab AB.................................     1.33        2/06/2003       4,655,926
                                  9,700,000    Svenska Handelsbanken AB...................     1.34        1/30/2003       9,689,815
                                  6,000,000    Svenska Handelsbanken AB...................     1.33        2/11/2003       5,991,198
                                  4,188,000    Svenska Handelsbanken AB...................     1.33        2/26/2003       4,179,550
                                  4,700,000    Windmill Funding Corp. ....................     1.40        1/03/2003       4,699,817
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER (COST--$262,939,877)                               262,944,186
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--0.8%             2,000,000    Holmes Financing Number 6+.................     1.42       10/15/2003       2,000,000
                                  1,800,000    Wal-Mart Stores, Inc.+.....................     4.878       6/01/2003       1,823,778
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES (COST--$3,816,847)                                    3,823,778
------------------------------------------------------------------------------------------------------------------------------------
FUNDING                           3,000,000    GE Life and Annuity Assurance Co.+.........     1.489      10/01/2003       3,000,000
AGREEMENTS--8.0%                  9,000,000    Jackson National Life Insurance Co.+.......     1.519       5/01/2003       9,000,000
                                  5,000,000    Monumental Life Insurance Company+.........     1.584      11/14/2003       5,000,000
                                 10,500,000    Monumental Life Insurance Company+.........     1.599      11/24/2003      10,500,000
                                  5,000,000    New York Life Insurance Company+...........     1.478       5/30/2003       5,000,000
                                  5,000,000    The Travelers Insurance Company+...........     1.499       3/03/2003       5,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS
                                               (COST--$37,500,000)                                                        37,500,000
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 2002 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE                                                       INTEREST     MATURITY
                                  AMOUNT                          ISSUE                        RATE*         DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM                     $ 1,500,000    BMW US Capital Group+......................     1.423%     12/10/2003    $  1,500,000
NOTES--6.4%                       7,000,000    General Electric Capital Corp.+............     1.45        1/16/2004       7,000,000
                                  1,200,000    Goldman Sachs Group, Inc.+.................     2.025       1/13/2004       1,200,000
                                  7,500,000    Household Finance Corp.+...................     1.52        2/14/2003       7,500,000
                                  7,500,000    Morgan Stanley Group, Inc.+................     1.52        1/16/2004       7,500,000
                                  5,000,000    Salomon, Smith Barney Holdings, Inc.+......     2.12        7/24/2003       5,007,605
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MEDIUM-TERM NOTES (COST--$29,708,182)                                29,707,605
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS--0.9%             4,000,000    California State, Revenue Anticipation
                                                 Notes+...................................     1.42        6/20/2003       4,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MUNICIPAL BONDS (COST--$4,000,000)                                    4,000,000
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY &         2,000,000    Federal Home Loan Bank.....................     4.50        4/25/2003       2,020,128
INSTRUMENTALITY                   3,000,000    Federal Home Loan Bank+....................     1.44       11/07/2003       3,000,705
  OBLIGATIONS--
NON-DISCOUNT--20.2%               4,400,000    Federal Home Loan Bank+....................     1.253      12/04/2003       4,403,150
                                  2,600,000    Federal Home Loan Bank+....................     1.235      12/29/2003       2,602,306
                                  2,600,000    Federal Home Loan Bank+....................     1.625       1/02/2004       2,599,347
                                  8,000,000    Federal Home Loan Bank+....................     1.303       1/06/2004       7,996,950
                                  1,500,000    Federal Home Loan Bank.....................     3.375       6/15/2004       1,539,678
                                 10,000,000    Federal Home Loan Mortgage Corporation+....     2.45        1/16/2003      10,004,100
                                  2,600,000    Federal Home Loan Mortgage Corporation+....     3.25        1/15/2004       2,651,103
                                  1,400,000    Federal Home Loan Mortgage Corporation+....     3.75        4/15/2004       1,441,632
                                 10,000,000    Federal National Mortgage Association+.....     1.28        2/03/2003      10,000,000
                                  5,000,000    Federal National Mortgage Association+.....     1.248       2/19/2003       5,000,393
                                  2,000,000    Federal National Mortgage Association......     4.00        8/15/2003       2,033,694
                                  5,700,000    Federal National Mortgage Association+.....     1.447       1/14/2004       5,700,000
                                  9,000,000    Federal National Mortgage Association+.....     1.285       5/27/2004       8,994,305
                                  2,000,000    Federal National Mortgage Association......     2.46        8/19/2004       2,014,542
                                  1,450,000    Federal National Mortgage Association......     2.70        8/19/2004       1,452,719
                                  1,950,000    Federal National Mortgage Association......     2.72        8/27/2004       1,954,265
                                  1,950,000    Federal National Mortgage Association......     2.80        9/03/2004       1,954,817
                                  1,500,000    Federal National Mortgage Association......     2.50       10/01/2004       1,513,863
                                  1,350,000    Federal National Mortgage Association......     2.60       10/29/2004       1,355,484
                                  1,000,000    Federal National Mortgage Association......     2.65       11/04/2004       1,011,562
                                  9,850,000    Student Loan Marketing Association+........     1.427       2/12/2004       9,847,843
                                  2,000,000    Student Loan Marketing Association+........     3.375       7/15/2004       2,053,948
                                    900,000    U.S. Treasury Notes........................     2.125       8/31/2004         910,019
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT, AGENCY &
                                               INSTRUMENTALITY OBLIGATIONS--NON-DISCOUNT
                                               (COST--$93,873,940)                                                        94,056,553
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE                       14,529,000    Credit Suisse First Boston Corp., purchased
AGREEMENTS**--3.1%                               on 12/31/2002 to yield 1.25% to
                                                 1/02/2003................................                                14,529,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL REPURCHASE AGREEMENTS
                                               (COST--$14,529,000)                                                        14,529,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$470,867,718)--101.1%...............                               471,106,477
                                               LIABILITIES IN EXCESS OF OTHER
                                                 ASSETS--(1.1)%...........................                               (5,120,835)
                                                                                                                        ------------
                                               NET ASSETS--100.0%.........................                              $465,985,642
                                                                                                                        ============
------------------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown payable at fixed rates or upon maturity. Interest rates on variable securities are adjusted periodically based upon appropriated indexes. The interest rates shown are the rates in effect at December 31, 2002.

** Repurchase Agreements are fully collateralized by U.S. Government & Agency Obligations.

+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 2002                (in U.S. dollars)
--------------------------------------------------------------------------------

                          SHARES                                                                                    PERCENT OF
INDUSTRY*                  HELD                                 STOCKS                                  VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS            14,100    +Westport Innovations Inc. .................................    $    24,901        0.2%
------------------------------------------------------------------------------------------------------------------------------
CANADIAN                   24,400    +Baytex Energy Ltd. ........................................        130,974        0.8
INDEPENDENTS                9,000    +Bonavista Petroleum Ltd. ..................................        193,923        1.2
                            3,500    Canadian Natural Resources Ltd. ............................        103,684        0.6
                           47,000    +Crescent Point Energy Ltd. 'A' ............................        147,265        0.9
                           29,500    +Compton Petroleum Corporation..............................         95,047        0.6
                           24,826    EnCana Corp. ...............................................        766,561        4.8
                            5,800    Husky Energy Inc. ..........................................         60,467        0.4
                           53,000    +Impact Energy Inc. ........................................         58,374        0.4
                           25,200    +Olympia Energy Inc. .......................................         52,480        0.3
                           29,500    +PEYTO Exploration & Development Corp. .....................        208,207        1.3
                            3,700    +Penn West Petroleum Ltd. ..................................         96,025        0.6
                            7,300    Petro-Canada................................................        226,005        1.4
                           30,000    +Progress Energy Ltd. ......................................        151,918        1.0
                           40,000    +Rider Resources Inc. ......................................         54,437        0.3
                           16,200    Suncor Energy, Inc. ........................................        253,285        1.6
                            5,500    Talisman Energy Inc. .......................................        197,921        1.2
                           43,000    +Upton Resources Inc. ......................................        112,957        0.7
                                                                                                     -----------      -----
                                                                                                       2,909,530       18.1
------------------------------------------------------------------------------------------------------------------------------
CHEMICALS                   4,200    +Celanese AG................................................         91,392        0.6
                            1,400    Praxair, Inc. ..............................................         80,878        0.5
                                                                                                     -----------      -----
                                                                                                         172,270        1.1
------------------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL & GAS        2,600    Amerada Hess Corporation....................................        143,130        0.9
                            7,257    ChevronTexaco Corporation...................................        482,445        3.0
                            5,191    ConocoPhillips..............................................        251,192        1.6
                            1,100    ENI SpA (ADR)**.............................................         86,339        0.5
                           11,108    Exxon Mobil Corporation.....................................        388,114        2.4
                            5,300    Marathon Oil Corporation....................................        112,837        0.7
                           17,800    Murphy Oil Corporation......................................        762,730        4.8
                            4,000    Valero Energy Corporation...................................        147,760        0.9
                                                                                                     -----------      -----
                                                                                                       2,374,547       14.8
------------------------------------------------------------------------------------------------------------------------------
METALS & MINING             7,200    Agnico-Eagle Mines Limited..................................        106,993        0.7
                            3,800    Alcan Aluminium Ltd. .......................................        112,176        0.7
                            3,476    Alcoa Inc. .................................................         79,183        0.5
                           24,100    Alumina Limited.............................................         66,496        0.4
                            7,500    Aluminum Corporation of China Limited (ADR)**...............        107,550        0.7
                            2,500    Arch Coal, Inc. ............................................         53,975        0.3
                            4,700    CONSOL Energy Inc. .........................................         81,216        0.5
                            1,700    Companhia Vale do Rio Doce (ADR)**..........................         49,147        0.3
                           38,000    +Eldorado Gold Corporation..................................         49,791        0.3
                            7,000    +Glamis Gold Ltd. ..........................................         78,871        0.5
                          338,600    M.I.M. Holdings Limited.....................................        287,905        1.8
                            2,700    Newmont Mining Corporation..................................         78,381        0.5
                            7,200    Placer Dome Inc. ...........................................         81,398        0.5
                            6,050    +Stillwater Mining Company..................................         32,368        0.2
                           24,100    +WMC Resources Limited......................................         57,268        0.3
                                                                                                     -----------      -----
                                                                                                       1,322,718        8.2
------------------------------------------------------------------------------------------------------------------------------
OIL & GAS DRILLING         64,700    +Drillers Technology Corp. .................................         59,384        0.4
                            6,400    ENSCO International Incorporated............................        188,480        1.2
                            6,300    Ensign Resource Service Group, Inc. ........................         66,438        0.4
                            6,614    GlobalSantaFe Corporation...................................        160,852        1.0
                            6,600    Helmerich & Payne, Inc. ....................................        184,206        1.2
                            2,900    +Nabors Industries, Ltd. ...................................        102,283        0.6
                            8,600    +National-Oilwell, Inc......................................        187,824        1.2
                            6,700    +Noble Corporation..........................................    235,505....        1.5
                            3,200    +Patterson-UTI Energy, Inc. ................................         96,480        0.6
                            1,800    +Precision Drilling Corporation.............................         58,052        0.3
                            3,500    +Precision Drilling Corporation (NY Registered Shares)......        113,890        0.7
                            4,000    Rowan Companies, Inc. ......................................         90,800        0.6
                           22,900    Saipem SpA..................................................        153,079        0.9
                            6,500    Transocean Inc..............................................        150,800        0.9
                                                                                                     -----------      -----
                                                                                                       1,848,073       11.5
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 2002 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                          SHARES                                                                                    PERCENT OF
INDUSTRY*                  HELD                                 STOCKS                                  VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
OIL & GAS EQUIPMENT        13,000    +BJ Services Company........................................    $   420,030        2.6%
& SERVICES                  8,900    Baker Hughes Incorporated...................................        286,491        1.8
                            4,000    +Cooper Cameron Corporation.................................        199,280        1.2
                           13,000    +FMC Technologies, Inc. ....................................        265,590        1.7
                            4,000    Halliburton Company.........................................         74,840        0.5
                            3,700    +Hanover Compressor Company.................................         33,966        0.2
                            3,300    +Lone Star Technology.......................................         49,137        0.3
                           10,000    +Oil States International, Inc. ............................        129,000        0.8
                            2,200    Schlumberger Limited........................................         92,598        0.6
                            6,600    +Smith International, Inc. .................................        215,292        1.3
                            8,925    Technip-Coflexip SA (ADR)**.................................        158,954        1.0
                           15,200    +Tesco Corporation..........................................        180,114        1.1
                            2,200    Tidewater Inc. .............................................         68,420        0.4
                            7,100    +Weatherford International Ltd. ............................        283,503        1.8
                                                                                                     -----------      -----
                                                                                                       2,457,215       15.3
------------------------------------------------------------------------------------------------------------------------------
OIL & GAS EXPLORATION         800    Anadarko Petroleum Corporation..............................         38,320        0.2
& PRODUCTION                7,580    Apache Corporation..........................................        431,984        2.7
                            5,140    Burlington Resources Inc. ..................................        219,221        1.4
                            6,000    CNOOC Limited (ADR)**.......................................        156,300        1.0
                            3,507    +Cimarex Energy Co. ........................................         62,775        0.4
                           11,713    Devon Energy Corporation....................................        537,627        3.3
                           13,500    EOG Resources, Inc. ........................................        538,920        3.4
                            7,000    Equitable Resources, Inc. ..................................        245,280        1.5
                            5,800    +Forest Oil Corporation.....................................        160,370        1.0
                            3,379    Kerr-McGee Corporation......................................        149,690        0.9
                            3,000    Niko Resources Ltd. ........................................         48,994        0.3
                            5,000    Noble Energy, Inc. .........................................        187,750        1.2
                            9,600    Ocean Energy Inc. ..........................................        191,712        1.2
                           10,500    +Pioneer Natural Resources Company..........................        265,125        1.7
                           11,400    Pogo Producing Company......................................        424,650        2.6
                            5,800    Unocal Corporation..........................................        177,364        1.1
                                                                                                     -----------      -----
                                                                                                       3,836,082       23.9
------------------------------------------------------------------------------------------------------------------------------
PAPER                       7,300    Domtar, Inc. ...............................................         72,547        0.5
                           18,400    Sappi Limited (ADR)**.......................................        243,248        1.5
                                                                                                     -----------      -----
                                                                                                         315,795        2.0
------------------------------------------------------------------------------------------------------------------------------
                                     TOTAL STOCKS (COST--$14,036,071)                                 15,261,131       95.1
------------------------------------------------------------------------------------------------------------------------------

                        PARTNERSHIP
                         INTEREST                            SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------------
                         $950,501               Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                Series II***....................................        950,501        5.9
-----------------------------------------------------------------------------------------------------------------------------
                                                TOTAL SHORT-TERM SECURITIES (COST--$950,501)....        950,501        5.9
-----------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS (COST--$14,986,572)...........     16,211,632      101.0
                                                LIABILITIES IN EXCESS OF OTHER ASSETS...........       (152,957)      (1.0)
                                                                                                    -----------      -----
                                                NET ASSETS......................................    $16,058,675      100.0%
                                                                                                    ===========      =====
-----------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

** American Depositary Receipts (ADR).

*** Investments in companies considered to be an affiliate of the Portfolio
    (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------------
AFFILIATE                                                  NET ACTIVITY   NET COST   INTEREST INCOME
----------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II     $950,501     $950,501       $1,274
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of December 31, 2002
--------------------------------------------------------------------------------

                                                                   BALANCED
                                                                   CAPITAL         CORE BOND
                                                                   STRATEGY         STRATEGY
                                                                  PORTFOLIO        PORTFOLIO
----------------------------------------------------------------------------------------------
ASSETS:
Investments, at value*+++...................................    $  876,266,019    $167,115,839
Investments held as collateral for loaned securities, at
  value.....................................................       197,864,401              --
Cash........................................................                --             626
Foreign time deposits+++++..................................                --              --
Foreign cash++++............................................               609              --
Receivable for securities sold..............................            74,842      15,285,641
Interest receivable.........................................         4,378,135       1,539,797
Receivable for capital shares sold..........................            95,634          12,447
Dividends receivable........................................           710,874              --
Receivable for variation margin.............................                --              --
Receivable for loaned securities............................            17,433              --
Prepaid expenses and other assets...........................             6,706           1,162
                                                                --------------    ------------
  Total assets..............................................     1,079,414,653     183,955,512
                                                                --------------    ------------
LIABILITIES:
Collateral on securities loaned, at value...................       197,864,401              --
Call options written, at value++............................                --              --
Unrealized depreciation on forward interest rate swaps......                --              --
Unrealized depreciation on forward foreign exchange
  contracts.................................................                --              --
Payable for securities purchased............................            64,440      38,013,771
Payable for capital shares redeemed.........................           401,559         378,117
Payable to investment adviser...............................           262,296          42,694
Accrued expenses and other liabilities......................            64,393          20,889
                                                                --------------    ------------
  Total liabilities.........................................       198,657,089      38,455,471
                                                                --------------    ------------
NET ASSETS..................................................    $  880,757,564    $145,500,041
                                                                ==============    ============
NET ASSETS CONSIST OF:
Common Stock, $.10 par value+...............................    $    7,955,079    $  1,224,154
Paid-in capital in excess of par............................     1,137,988,702     140,545,599
                                                                --------------    ------------
Undistributed (accumulated distributions in excess of)
  investment income--net....................................           (59,651)        627,632
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................      (137,854,452)     (2,019,419)
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions--net........................      (127,272,114)      5,122,075
                                                                --------------    ------------
Total accumulated earnings (losses)--net....................      (265,186,217)      3,730,288
                                                                --------------    ------------
NET ASSETS..................................................    $  880,757,564    $145,500,041
                                                                ==============    ============
Capital shares outstanding..................................        79,550,790      12,241,536
                                                                ==============    ============
Net asset value, offering and redemption price per share....    $        11.07    $      11.89
                                                                ==============    ============
*Identified cost............................................    $1,003,572,481    $161,993,764
                                                                ==============    ============
+Authorized shares..........................................       300,000,000     100,000,000
                                                                ==============    ============
++Premiums received.........................................    $           --    $         --
                                                                ==============    ============
+++Securities loaned........................................    $  193,070,198    $         --
                                                                ==============    ============
++++Cost....................................................    $          640    $         --
                                                                ==============    ============
+++++Cost...................................................    $           --    $         --
                                                                ==============    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     FUNDAMENTAL       GLOBAL                      INTERMEDIATE
       GROWTH        ALLOCATION         HIGH        GOVERNMENT      LARGE CAP         MONEY          NATURAL
      STRATEGY        STRATEGY         YIELD           BOND       CORE STRATEGY      RESERVE        RESOURCES
      PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------------
    $ 261,273,164   $ 132,912,405   $ 84,480,258   $274,717,929   $205,759,840    $  471,106,477   $ 16,211,632
       72,302,101         263,801             --             --     23,334,901                --        330,002
              142              --             --             --             --               370             --
               --       2,257,214             --             --             --                --             --
               --       2,342,886             --             --             --                --          1,997
        4,077,866         488,170             --     23,628,467      6,431,409                --             --
            7,747         908,359      1,800,251      1,842,007            830           914,980            938
           24,158          11,213            345         12,476             --         2,094,089             --
          192,651         247,769         76,787             --        189,165                --          5,870
               --          35,732             --          5,906             --                --             --
               --          13,224             --             --          1,329                --             --
            6,317          15,903            576          1,274          1,644             2,903            125
    -------------   -------------   ------------   ------------   ------------    --------------   ------------
      337,884,146     139,496,676     86,358,217    300,208,059    235,719,118       474,118,819     16,550,564
    -------------   -------------   ------------   ------------   ------------    --------------   ------------
       72,302,101         263,801             --             --     23,334,901                --        330,002
               --         241,695             --             --             --                --             --
               --              --             --        222,390             --                --             --
               --         178,352             --             --             --                --             --
        2,066,656         579,118             --     59,821,462      5,198,741         7,996,950             --
          354,297         251,932        123,768        274,956        737,620                --        147,427
           80,015          39,321         25,343         69,943         61,319           108,049          3,116
           24,960          65,106         21,515         11,452         26,273            28,178         11,344
    -------------   -------------   ------------   ------------   ------------    --------------   ------------
       74,828,029       1,619,325        170,626     60,400,203     29,358,854         8,133,177        491,889
    -------------   -------------   ------------   ------------   ------------    --------------   ------------
    $ 263,056,117   $ 137,877,351   $ 86,187,591   $239,807,856   $206,360,264    $  465,985,642   $ 16,058,675
    =============   =============   ============   ============   ============    ==============   ============
    $   1,694,392   $   1,307,012   $  1,684,724   $  2,054,256   $  1,486,949    $   46,574,688   $    152,111
      470,203,574     180,288,997    136,009,363    230,776,625    294,828,727       419,172,195     15,470,690
    -------------   -------------   ------------   ------------   ------------    --------------   ------------
          (13,177)       (523,268)       624,786        897,373        (27,472)               --           (616)
     (154,669,374)    (26,854,849)   (32,853,848)    (1,929,126)   (85,610,221)               --       (788,559)
      (54,159,298)    (16,340,541)   (19,277,434)     8,008,728     (4,317,719)          238,759      1,225,049
    -------------   -------------   ------------   ------------   ------------    --------------   ------------
     (208,841,849)    (43,718,658)   (51,506,496)     6,976,975    (89,955,412)          238,759        435,874
    -------------   -------------   ------------   ------------   ------------    --------------   ------------
    $ 263,056,117   $ 137,877,351   $ 86,187,591   $239,807,856   $206,360,264    $  465,985,642   $ 16,058,675
    =============   =============   ============   ============   ============    ==============   ============
       16,943,920      13,070,124     16,847,245     20,542,561     14,869,486       465,746,883      1,521,108
    =============   =============   ============   ============   ============    ==============   ============
    $       15.53   $       10.55   $       5.12   $      11.67   $      13.88    $         1.00   $      10.56
    =============   =============   ============   ============   ============    ==============   ============
    $ 315,432,462   $ 149,217,562   $103,757,692   $266,490,487   $210,077,559    $  470,867,718   $ 14,986,572
    =============   =============   ============   ============   ============    ==============   ============
      100,000,000     100,000,000    100,000,000    100,000,000    100,000,000     2,000,000,000    100,000,000
    =============   =============   ============   ============   ============    ==============   ============
    $          --   $     389,748   $         --   $         --   $         --    $           --   $         --
    =============   =============   ============   ============   ============    ==============   ============
    $  70,136,742   $     255,600   $         --   $         --   $ 22,631,860    $           --   $    323,100
    =============   =============   ============   ============   ============    ==============   ============
    $          --   $   2,315,060   $         --   $         --   $         --    $           --   $      1,997
    =============   =============   ============   ============   ============    ==============   ============
    $          --   $   2,244,595   $         --   $         --   $         --    $           --   $         --
    =============   =============   ============   ============   ============    ==============   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Year Ended December 31, 2002
--------------------------------------------------------------------------------

                                                                  BALANCED          CORE
                                                                   CAPITAL          BOND
                                                                  STRATEGY        STRATEGY
                                                                  PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $  22,377,051    $ 7,155,455
Dividends*..................................................       10,013,321             --
Securities lending--net.....................................          269,292             --
                                                                -------------    -----------
  Total income..............................................       32,659,664      7,155,455
                                                                -------------    -----------
EXPENSES:
Investment advisory fees....................................        3,382,487        460,848
Accounting services.........................................          346,468         45,969
Custodian fees..............................................           62,641         26,037
Professional fees...........................................           90,906         19,226
Printing and shareholder reports............................           56,764          6,643
Pricing services............................................           19,403         21,673
Directors' fees and expenses................................           35,218          4,427
Transfer agent fees.........................................            5,000          5,000
Registration fees...........................................              802            802
Other.......................................................           23,782         10,498
                                                                -------------    -----------
Total expenses before reimbursement.........................        4,023,471        601,123
Reimbursement of expenses...................................               --             --
                                                                -------------    -----------
Total expenses after reimbursement..........................        4,023,471        601,123
                                                                -------------    -----------
Investment income--net......................................       28,636,193      6,554,332
                                                                -------------    -----------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on investments--net....................      (80,028,373)     1,266,297
Realized gain (loss) on foreign currency
  transactions--net.........................................            4,231             --
Change in unrealized appreciation/depreciation on
  investments--net..........................................      (86,996,174)     5,258,960
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................           35,678             --
                                                                -------------    -----------
Total realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................     (166,984,638)     6,525,257
                                                                -------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $(138,348,445)   $13,079,589
                                                                =============    ===========
*Net of foreign withholding tax.............................    $      47,818             --
                                                                =============    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     FUNDAMENTAL       GLOBAL                     INTERMEDIATE
       GROWTH        ALLOCATION        HIGH        GOVERNMENT      LARGE CAP        MONEY       NATURAL
      STRATEGY        STRATEGY        YIELD           BOND       CORE STRATEGY     RESERVE     RESOURCES
      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------------------------------
    $     187,764   $  3,721,617   $  7,422,303   $11,144,093    $      1,694    $10,088,346   $  14,889
        2,428,183      1,521,788        420,073            --       2,991,520             --     170,213
           72,145          5,180            796            --          45,067             --         335
    -------------   ------------   ------------   -----------    ------------    -----------   ---------
        2,688,092      5,248,585      7,843,172    11,144,093       3,038,281     10,088,346     185,437
    -------------   ------------   ------------   -----------    ------------    -----------   ---------
        1,128,626        502,535        266,205       755,398         819,153      1,630,673      53,947
          118,844         51,494         26,848        75,730          84,976        161,908       5,415
           33,244         96,394         25,413        33,560          73,046         23,452      21,593
           38,691         32,733         20,720        24,948          30,999         45,145      13,781
           22,167          8,920          4,066        11,133          14,969         25,804         998
           11,826          7,938         13,160        16,352           5,125          1,254       1,210
           12,593          5,327          2,731         7,300           7,809         16,168         733
            5,000          5,000          5,000         5,000           5,000          4,936       5,000
              802            802            802           802             822            802         736
           16,849         12,369          8,203        13,077          13,842         11,257       6,633
    -------------   ------------   ------------   -----------    ------------    -----------   ---------
        1,388,642        723,512        373,148       943,300       1,055,741      1,921,399     110,046
               --         (3,000)            --            --              --             --     (28,849)
    -------------   ------------   ------------   -----------    ------------    -----------   ---------
        1,388,642        720,512        373,148       943,300       1,055,741      1,921,399      81,197
    -------------   ------------   ------------   -----------    ------------    -----------   ---------
        1,299,450      4,528,073      7,470,024    10,200,793       1,982,540      8,166,947     104,240
    -------------   ------------   ------------   -----------    ------------    -----------   ---------
      (68,109,967)   (12,752,435)   (12,054,688)    5,608,564     (26,021,708)        18,377    (451,315)
          (18,256)     1,194,029             --            --             (10)            --      (2,144)
      (49,298,010)    (5,203,032)     3,540,622     5,272,637     (25,844,549)      (504,716)    461,543
              721       (704,341)            --            --             121             --          23
    -------------   ------------   ------------   -----------    ------------    -----------   ---------
     (117,425,512)   (17,465,779)    (8,514,066)   10,881,201     (51,866,146)      (486,339)      8,107
    -------------   ------------   ------------   -----------    ------------    -----------   ---------
    $(116,126,062)  $(12,937,706)  $ (1,044,042)  $21,081,994    $(49,883,606)   $ 7,680,608   $ 112,347
    =============   ============   ============   ===========    ============    ===========   =========
    $      31,289   $     84,305             --            --              --             --   $   5,882
    =============   ============   ============   ===========    ============    ===========   =========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        BALANCED                             CORE BOND
                                                               CAPITAL STRATEGY PORTFOLIO                STRATEGY PORTFOLIO
                                                           ----------------------------------      ------------------------------
                                                                   FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                                      DECEMBER 31,                          DECEMBER 31,
                                                           ----------------------------------      ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                              2002                2001               2002              2001
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...............................      $   28,636,193      $   30,279,489      $  6,554,332      $  6,874,697
Realized gain (loss) on investments and foreign
  currency transactions--net.........................         (80,024,142)        (29,431,893)        1,266,297         3,746,367
Change in unrealized appreciation/depreciation on
  investments--net...................................         (86,996,174)        (87,500,249)        5,258,960        (1,200,239)
Change in unrealized appreciation/depreciation on
  foreign currency transactions--net.................              35,678             (84,680)               --                --
                                                           --------------      --------------      ------------      ------------
Net increase (decrease) in net assets resulting from
  operations.........................................        (138,348,445)        (86,737,333)       13,079,589         9,420,825
                                                           --------------      --------------      ------------      ------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net...............................         (28,774,932)        (27,637,933)       (6,635,686)       (7,003,030)
                                                           --------------      --------------      ------------      ------------
Net decrease in net assets resulting from dividends
  and distributions to shareholders..................         (28,774,932)        (27,637,933)       (6,635,686)       (7,003,030)
                                                           --------------      --------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from
  capital share transactions.........................         (98,914,005)         14,547,368         8,954,416         9,595,909
                                                           --------------      --------------      ------------      ------------
NET ASSETS:
Total increase (decrease) in net assets..............        (266,037,382)        (99,827,898)       15,398,319        12,013,704
Beginning of year....................................       1,146,794,946       1,246,622,844       130,101,722       118,088,018
                                                           --------------      --------------      ------------      ------------
End of year*.........................................      $  880,757,564      $1,146,794,946      $145,500,041      $130,101,722
                                                           ==============      ==============      ============      ============
* Undistributed (accumulated distributions in excess
  of) investment income--net.........................      $      (59,651)     $       74,857      $    627,632      $    687,403
                                                           ==============      ==============      ============      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         FUNDAMENTAL GROWTH              GLOBAL ALLOCATION                HIGH YIELD              INTERMEDIATE GOVERNMENT
         STRATEGY PORTFOLIO             STRATEGY PORTFOLIO                 PORTFOLIO                  BOND PORTFOLIO
    -----------------------------   ---------------------------   ---------------------------   ---------------------------
         FOR THE YEAR ENDED             FOR THE YEAR ENDED            FOR THE YEAR ENDED            FOR THE YEAR ENDED
            DECEMBER 31,                   DECEMBER 31,                  DECEMBER 31,                  DECEMBER 31,
    -----------------------------   ---------------------------   ---------------------------   ---------------------------
        2002            2001            2002           2001           2002           2001           2002           2001
---------------------------------------------------------------------------------------------------------------------------
    $   1,299,450   $   2,436,755   $  4,528,073   $  4,860,755   $  7,470,024   $  9,058,896   $ 10,200,793   $ 12,259,900
      (68,128,223)    (85,772,927)   (11,558,406)    (7,462,038)   (12,054,688)    (9,024,037)     5,608,564      6,015,062
      (49,298,010)    (25,359,013)    (5,203,032)   (14,223,750)     3,540,622      2,638,709      5,272,637     (3,269,421)
              721            (294)      (704,341)        52,187             --             --             --             --
    -------------   -------------   ------------   ------------   ------------   ------------   ------------   ------------
     (116,126,062)   (108,695,479)   (12,937,706)   (16,772,846)    (1,044,042)     2,673,568     21,081,994     15,005,541
    -------------   -------------   ------------   ------------   ------------   ------------   ------------   ------------
       (1,299,524)     (2,383,808)    (5,751,926)    (3,220,011)    (7,729,182)    (8,889,437)   (10,242,529)   (12,404,755)
    -------------   -------------   ------------   ------------   ------------   ------------   ------------   ------------
       (1,299,524)     (2,383,808)    (5,751,926)    (3,220,011)    (7,729,182)    (8,889,437)   (10,242,529)   (12,404,755)
    -------------   -------------   ------------   ------------   ------------   ------------   ------------   ------------
      (36,876,002)    (53,827,692)   (10,008,238)   (14,289,499)    18,155,291     (6,466,284)     3,310,570      7,387,620
    -------------   -------------   ------------   ------------   ------------   ------------   ------------   ------------
     (154,301,588)   (164,906,979)   (28,697,870)   (34,282,356)     9,382,067    (12,682,153)    14,150,035      9,988,406
      417,357,705     582,264,684    166,575,221    200,857,577     76,805,524     89,487,677    225,657,821    215,669,415
    -------------   -------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 263,056,117   $ 417,357,705   $137,877,351   $166,575,221   $ 86,187,591   $ 76,805,524   $239,807,856   $225,657,821
    =============   =============   ============   ============   ============   ============   ============   ============
    $     (13,177)  $       5,153   $   (523,268)  $   (630,076)  $    624,786   $    757,537   $    897,373   $    936,965
    =============   =============   ============   ============   ============   ============   ============   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                  LARGE CAP CORE STRATEGY PORTFOLIO
                                                                  ---------------------------------
                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                                  ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                    2002                 2001
---------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $  1,982,540         $  2,952,654
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................       (26,021,718)         (42,689,114)
Change in unrealized appreciation/depreciation on
  investments--net..........................................       (25,844,549)           3,817,115
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................               121              (20,741)
                                                                  ------------         ------------
Net increase (decrease) in net assets resulting from
  operations................................................       (49,883,606)         (35,940,086)
                                                                  ------------         ------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net......................................        (2,010,012)          (2,686,428)
Realized gain on investments--net...........................                --                   --
                                                                  ------------         ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................        (2,010,012)          (2,686,428)
                                                                  ------------         ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................       (29,040,607)         (30,618,138)
                                                                  ------------         ------------
NET ASSETS:
Total increase (decrease) in net assets.....................       (80,934,225)         (69,244,652)
Beginning of year...........................................       287,294,489          356,539,141
                                                                  ------------         ------------
End of year*................................................      $206,360,264         $287,294,489
                                                                  ============         ============
* Undistributed (accumulated distributions in exess of)
investment income--net......................................      $    (27,472)                  --
                                                                  ============         ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        MONEY RESERVE PORTFOLIO         NATURAL RESOURCES PORTFOLIO
    -------------------------------   -------------------------------
    FOR THE YEAR ENDED DECEMBER 31,   FOR THE YEAR ENDED DECEMBER 31,
    -------------------------------   -------------------------------
         2002             2001             2002             2001
---------------------------------------------------------------------
     $  8,166,947     $ 21,175,690      $   104,240      $   136,891
           18,377           53,241         (453,459)       1,867,533
         (504,716)         668,180          461,543       (4,385,833)
               --               --               23              (47)
     ------------     ------------      -----------      -----------
        7,680,608       21,897,111          112,347       (2,381,456)
     ------------     ------------      -----------      -----------
       (8,166,947)     (21,175,690)        (102,001)        (142,510)
          (18,377)         (53,241)              --               --
     ------------     ------------      -----------      -----------
       (8,185,324)     (21,228,931)        (102,001)        (142,510)
     ------------     ------------      -----------      -----------
      (43,496,095)       5,242,353           87,885       (2,042,981)
     ------------     ------------      -----------      -----------
      (44,000,811)       5,910,533           98,231       (4,566,947)
      509,986,453      504,075,920       15,960,444       20,527,391
     ------------     ------------      -----------      -----------
     $465,985,642     $509,986,453      $16,058,675      $15,960,444
     ============     ============      ===========      ===========
               --               --      $      (616)     $      (711)
     ============     ============      ===========      ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                           BALANCED CAPITAL STRATEGY PORTFOLIO
                                                         ------------------------------------------------------------------------
                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                    2002           2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................      $  13.14      $    14.44      $    18.19      $    18.17      $    18.97
                                                         --------      ----------      ----------      ----------      ----------
Investment income--net.............................           .35+            .35+            .43+            .35+            .43+
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net...........         (2.05)          (1.33)          (1.31)           2.99            1.35
                                                         --------      ----------      ----------      ----------      ----------
Total from investment operations...................         (1.70)           (.98)           (.88)           3.34            1.78
                                                         --------      ----------      ----------      ----------      ----------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.............................          (.37)           (.32)           (.43)           (.70)           (.57)
In excess of investment income--net................            --              --            (.16)           (.06)             --
Realized gain on investments--net..................            --              --           (2.04)          (2.56)          (2.01)
In excess of realized gain on investments--net.....            --              --            (.24)             --              --
                                                         --------      ----------      ----------      ----------      ----------
Total dividends and distributions..................          (.37)           (.32)          (2.87)          (3.32)          (2.58)
                                                         --------      ----------      ----------      ----------      ----------
Net asset value, end of year.......................      $  11.07      $    13.14      $    14.44      $    18.19      $    18.17
                                                         ========      ==========      ==========      ==========      ==========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.................       (12.89%)         (6.76%)         (4.92%)         20.21%          10.83%
                                                         ========      ==========      ==========      ==========      ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding reorganization costs...........            --            .40%              --              --              --
                                                         ========      ==========      ==========      ==========      ==========
Expenses...........................................          .40%            .40%            .38%            .39%            .38%
                                                         ========      ==========      ==========      ==========      ==========
Investment income--net.............................         2.81%           2.57%           2.39%           2.00%           2.45%
                                                         ========      ==========      ==========      ==========      ==========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).............      $880,758      $1,146,795      $1,246,623      $1,442,018      $1,340,253
                                                         ========      ==========      ==========      ==========      ==========
Portfolio turnover.................................        35.46%         154.91%         103.15%         106.04%         110.08%
                                                         ========      ==========      ==========      ==========      ==========

 * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                CORE BOND STRATEGY PORTFOLIO                      FUNDAMENTAL GROWTH STRATEGY PORTFOLIO
    ----------------------------------------------------   ----------------------------------------------------
              FOR THE YEAR ENDED DECEMBER 31,                        FOR THE YEAR ENDED DECEMBER 31,
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------
    $  11.35   $  11.13   $  10.83   $  11.91   $  11.72   $  21.82   $  27.03   $  38.03   $  36.70   $  32.82
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
         .55+       .62+       .75+       .74+       .75+       .07+       .12+       .19        .31        .19
         .54        .23        .24      (1.02)       .21      (6.28)     (5.20)     (2.49)     12.06      10.00
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
        1.09        .85        .99       (.28)       .96      (6.21)     (5.08)     (2.30)     12.37      10.19
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
        (.55)      (.63)      (.69)      (.80)      (.77)      (.08)      (.13)      (.19)      (.49)      (.24)
          --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --      (8.46)    (10.55)     (6.07)
          --         --         --         --         --         --         --       (.05)        --         --
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
        (.55)      (.63)      (.69)      (.80)      (.77)      (.08)      (.13)     (8.70)    (11.04)     (6.31)
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
    $  11.89   $  11.35   $  11.13   $  10.83   $  11.91   $  15.53   $  21.82   $  27.03   $  38.03   $  36.70
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
       9.95%      7.83%      9.57%     (2.35%)     8.45%    (28.47%)   (18.81%)    (6.38%)    38.99%     38.18%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
          --         --         --         --         --         --         --         --         --         --
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
        .43%       .44%       .41%       .39%       .38%       .41%       .40%       .38%       .37%       .37%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
       4.73%      5.42%      6.94%      6.54%      6.39%       .38%       .52%       .48%       .86%       .61%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
    $145,500   $130,102   $118,088   $120,007   $131,729   $263,056   $417,358   $582,265   $623,403   $456,228
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
     269.83%    283.16%    109.60%    110.90%    106.93%     98.84%    116.05%    105.19%     90.44%     60.69%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                               GLOBAL ALLOCATION STRATEGY PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2002          2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................      $  11.97      $  13.33      $  17.17      $  16.00      $  17.44
                                                                 --------      --------      --------      --------      --------
Investment income--net+....................................           .34           .34           .38           .30           .43
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................         (1.30)        (1.46)        (1.99)         3.02           .97
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................          (.96)        (1.12)        (1.61)         3.32          1.40
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................          (.46)         (.24)         (.40)         (.32)         (.70)
In excess of investment income--net........................            --            --          (.01)         (.21)           --
Realized gain on investments--net..........................            --            --         (1.23)        (1.62)        (2.14)
In excess of realized gain on investments--net.............            --            --          (.59)           --            --
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................          (.46)         (.24)        (2.23)        (2.15)        (2.84)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of year...............................      $  10.55      $  11.97      $  13.33      $  17.17      $  16.00
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................        (8.01%)       (8.43%)       (9.42%)       21.36%         9.49%
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.............................          .48%            --            --            --            --
                                                                 ========      ========      ========      ========      ========
Expenses...................................................          .48%          .45%          .46%          .42%          .41%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................         2.99%         2.75%         2.31%         1.84%         2.75%
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................      $137,877      $166,575      $200,858      $241,699      $231,144
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................        53.57%       110.57%       121.89%       106.83%       124.92%
                                                                 ========      ========      ========      ========      ========

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  HIGH YIELD PORTFOLIO                          INTERMEDIATE GOVERNMENT PORTFOLIO
    ------------------------------------------------   ----------------------------------------------------
            FOR THE YEAR ENDED DECEMBER 31,                      FOR THE YEAR ENDED DECEMBER 31,
    ------------------------------------------------   ----------------------------------------------------
     2002      2001      2000      1999       1998       2002       2001       2000       1999       1998
-----------------------------------------------------------------------------------------------------------
    $  5.85   $  6.40   $  7.45   $  7.90   $   9.19   $  11.12   $  10.99   $  10.45   $  11.32   $  11.08
    -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
        .50       .68       .74       .77        .85        .51        .60        .68        .67        .71
       (.71)     (.56)    (1.10)     (.35)     (1.29)       .49        .14        .49       (.81)       .25
    -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
       (.21)      .12      (.36)      .42       (.44)      1.00        .74       1.17       (.14)       .96
    -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
       (.52)     (.67)     (.69)     (.85)      (.85)      (.45)      (.61)      (.63)      (.73)      (.72)
         --        --        --      (.02)        --         --         --         --         --         --
         --        --        --        --         --         --         --         --         --         --
         --        --        --        --         --         --         --         --         --         --
    -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
       (.52)     (.67)     (.69)     (.87)      (.85)      (.45)      (.61)      (.63)      (.73)      (.72)
    -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
    $  5.12   $  5.85   $  6.40   $  7.45   $   7.90   $  11.67   $  11.12   $  10.99   $  10.45   $  11.32
    =======   =======   =======   =======   ========   ========   ========   ========   ========   ========
     (3.47%)    1.70%    (5.14%)    5.85%     (5.19%)     9.81%      6.94%     11.64%     (1.25%)     8.94%
    =======   =======   =======   =======   ========   ========   ========   ========   ========   ========
         --        --        --        --         --         --         --         --         --         --
    =======   =======   =======   =======   ========   ========   ========   ========   ========   ========
       .47%      .46%      .42%      .39%       .39%       .42%       .42%       .39%       .38%       .37%
    =======   =======   =======   =======   ========   ========   ========   ========   ========   ========
      9.33%    10.71%    10.44%     9.98%      9.86%      4.49%      5.42%      6.47%      6.15%      6.44%
    =======   =======   =======   =======   ========   ========   ========   ========   ========   ========
    $86,188   $76,806   $89,488   $99,217   $116,610   $239,808   $225,658   $215,669   $215,964   $240,583
    =======   =======   =======   =======   ========   ========   ========   ========   ========   ========
     90.83%    77.79%    57.39%    57.86%     47.69%    219.81%    125.46%    105.38%    206.20%     65.67%
    =======   =======   =======   =======   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                LARGE CAP CORE STRATEGY PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2002          2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................      $  17.25      $  19.34      $  29.43      $  27.03      $  26.79
                                                                 --------      --------      --------      --------      --------
Investment income--net.....................................           .13+          .17+          .36+          .18+          .26+
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................         (3.36)        (2.10)        (3.17)         7.56          3.39
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................         (3.23)        (1.93)        (2.81)         7.74          3.65
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................          (.14)         (.16)         (.38)         (.41)         (.50)
In excess of investment income--net........................            --            --          (.11)         (.02)           --
Realized gain on investments--net..........................            --            --         (5.65)        (4.91)        (2.91)
In excess of realized gain on investments--net.............            --            --         (1.14)           --            --
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................          (.14)         (.16)        (7.28)        (5.34)        (3.41)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of year...............................      $  13.88      $  17.25      $  19.34      $  29.43      $  27.03
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................       (18.74%)       (9.97%)       (9.87%)       31.63%        15.56%
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.............................            --            --            --            --            --
                                                                 ========      ========      ========      ========      ========
Expenses...................................................          .43%          .42%          .39%          .37%          .38%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................          .80%          .96%         1.26%          .68%         1.03%
                                                                 ========      ========      ========      ========      ========
Investment income and realized gain on investments--net....            --            --            --            --            --
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................      $206,360      $287,294      $356,539      $430,380      $356,597
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................       124.16%       178.95%       103.85%        81.60%       110.95%
                                                                 ========      ========      ========      ========      ========

 * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  MONEY RESERVE PORTFOLIO                              NATURAL RESOURCES PORTFOLIO
    ----------------------------------------------------   ----------------------------------------------------
              FOR THE YEAR ENDED DECEMBER 31,                        FOR THE YEAR ENDED DECEMBER 31,
    ----------------------------------------------------   ----------------------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------
    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $  10.38   $  11.56   $   8.30   $   6.86   $   8.12
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
         .02        .04        .06        .05        .05        .07+       .08+       .10+       .11+       .15+
          --++       --++       --++       --++       --++      .18      (1.16)      3.25       1.60      (1.23)
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
         .02        .04        .06        .05        .05        .25      (1.08)      3.35       1.71      (1.08)
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
        (.02)      (.04)      (.06)      (.05)      (.05)      (.07)      (.10)      (.09)      (.27)      (.18)
          --         --         --         --         --         --         --         --         --         --
          --++       --++       --++       --++       --++       --         --         --         --         --
          --         --         --         --         --         --         --         --         --         --
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
        (.02)      (.04)      (.06)      (.05)      (.05)      (.07)      (.10)      (.09)      (.27)      (.18)
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $  10.56   $  10.38   $  11.56   $   8.30   $   6.86
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
       1.68%      4.15%      6.19%      5.01%      5.42%      2.38%     (9.38%)    40.43%     25.50%    (13.57%)
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
          --         --         --         --         --       .50%       .50%       .50%       .50%       .50%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
        .39%       .38%       .37%       .37%       .36%       .68%       .74%       .58%       .59%       .63%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
          --         --         --         --         --       .64%       .74%      1.05%      1.40%      1.94%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
       1.67%      4.08%      6.11%      4.91%      5.26%         --         --         --         --         --
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

    $465,986   $509,986   $504,076   $567,363   $578,802   $ 16,059   $ 15,960   $ 20,527   $ 12,764   $ 11,764
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
          --         --         --         --         --     36.99%     53.02%     44.87%     73.71%     29.62%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, with the exceptions of Balanced Capital Strategy Portfolio, Global Allocation Strategy Portfolio and Natural Resources Portfolio, which are classified as non-diversified. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and Monarch Life Insurance Company ("Monarch") (an insurance company not affiliated with ML & Co.) for their separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--For the Money Reserve Portfolio, investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced Capital Strategy, Core Bond Strategy, Fundamental Growth Strategy, Global Allocation Strategy, High Yield, Intermediate Government Bond, Large Cap Core Strategy (formerly Capital Stock) and Natural Resources Portfolios:
Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities other than money market securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Derivative financial instruments--The Fund may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Foreign currency options and futures--Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- Forward foreign exchange contracts--Balanced Capital Strategy, Global Allocation Strategy, Large Cap Core Strategy and Natural Resources Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--Certain Portfolios are authorized to write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- Financial futures contracts--Certain Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps for the purpose of hedging the interest rate risk on portfolio securities. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

- Interest rate spreadlock agreements--Certain Portfolios are authorized to enter into interest rate spreadlock agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specified security, basket of securities or index in

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

exchange for periodic payments based on a fixed or variable interest rate or the change in market value of a different security, basket of securities or index. Agreements may be used to obtain exposure to the underlying investments without taking physical custody of the securities in circumstances where direct investment is restricted by law or is otherwise impractical.

(g) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Security lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based on the respective aggregate net asset value of each Portfolio included in the Fund.

(k) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences are as follows:

BALANCED CAPITAL STRATEGY PORTFOLIO:

$4,231 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income.

CORE BOND STRATEGY PORTFOLIO:

$21,583 has been reclassified between accumulated net realized capital losses and undistributed net investment income.

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO:

$18,256 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income.

GLOBAL ALLOCATION STRATEGY PORTFOLIO:

$1,330,661 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO:

$126,407 has been reclassified between accumulated net realized capital losses and undistributed net investment income.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO:

$2,144 has been reclassified between accumulated net realized capital losses and undistributed net investment income.

NATURAL RESOURCES PORTFOLIO:

$2,144 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income.

These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLIM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the nine combined Portfolios' net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM UK provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

MLIM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Global Allocation Strategy Portfolio was reimbursed in the amount of $3,000 and the Natural Resources Portfolio was reimbursed in the amount of $28,849.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2002, cash collateral was invested for the following Portfolios:

---------------------------------------------------------------------------------------------------------
                                                               MONEY MARKET SERIES       MERRILL LYNCH
                                                              OF THE MERRILL LYNCH          PREMIER
PORTFOLIOS                                                    LIQUIDITY SERIES, LLC    INSTITUTIONAL FUND
---------------------------------------------------------------------------------------------------------
Balanced Capital Strategy Portfolio.........................      $104,868,133            $92,996,268
Fundamental Growth Strategy Portfolio.......................        38,320,114             33,981,987
Global Allocation Strategy Portfolio........................           139,814                123,987
Large Cap Core Strategy Portfolio...........................        12,367,498              10,967,43
Natural Resources Portfolio.................................           174,901                155,101
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

As of December 31, 2002, the following Portfolios lent securities to MLPF&S or its affiliates:

----------------------------------------------------------------------------------
                                                                AMOUNT OF LOANED
PORTFOLIOS                                                    PORTFOLIO SECURITIES
----------------------------------------------------------------------------------
Balanced Capital Strategy Portfolio.........................      $60,292,484
Fundamental Growth Strategy Portfolio.......................       22,437,422
Large Cap Core Strategy Portfolio...........................        1,785,201
Natural Resources Portfolio.................................          323,100
----------------------------------------------------------------------------------

For the year ended December 31, 2002, MLIM, LLC received securities lending agent fees from the following Portfolios:

--------------------------------------------------------------------------------
                                                              SECURITIES LENDING
PORTFOLIOS                                                        AGENT FEES
--------------------------------------------------------------------------------
Balanced Capital Strategy Portfolio.........................       $112,987
Fundamental Growth Strategy Portfolio.......................         30,126
Global Allocation Strategy Portfolio........................          2,201
High Yield Portfolio........................................            341
Large Cap Core Strategy Portfolio...........................         17,507
Natural Resources Portfolio.................................            101
--------------------------------------------------------------------------------

MLPF&S earned commissions on the execution of portfolio security transactions aggregating $63,045 in the Balanced Capital Strategy Portfolio, $132,383 in the Fundamental Growth Strategy Portfolio, $16,791 in the Global Allocation Strategy Portfolio, $1,281 in the High Yield Portfolio and $2,221 in the Natural Resources Portfolio for the year ended December 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended December 31, 2002, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, was paid by Balanced Capital Strategy Portfolio $1,423; Core Bond Strategy Portfolio $5,133; Global Allocation Strategy Portfolio $182; High Yield Portfolio $1,678 and Intermediate Government Bond Portfolio $1,434 for security price quotations to compute the net asset value of the Portfolios.

For the year ended December 31, 2002, the Fund reimbursed MLIM an aggregate of $35,390 in Balanced Capital Strategy Portfolio, $4,062 in Core Bond Strategy Portfolio, $14,239 in Fundamental Growth Strategy Portfolio, $5,460 in Global Allocation Strategy Portfolio, $2,825 in High Yield Portfolio, $6,743 in Intermediate Government Portfolio, $9,017 in Large Cap Core Strategy Portfolio, $12,724 in Money Reserves Portfolio, and $492 in Natural Resources Portfolio for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were as follows:

                                                                 FUNDAMENTAL      GLOBAL
                                   BALANCED        CORE BOND        GROWTH      ALLOCATION                   INTERMEDIATE
                               CAPITAL STRATEGY     STRATEGY       STRATEGY      STRATEGY     HIGH YIELD      GOVERNMENT
                                  PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO    BOND PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
Total Purchases..............    $348,967,648     $416,133,612   $324,381,844   $67,064,506   $80,021,613    $510,248,066
                                 ============     ============   ============   ===========   ===========    ============
Total Sales..................    $454,118,997     $391,301,570   $341,165,271   $81,776,618   $66,013,440    $492,658,780
                                 ============     ============   ============   ===========   ===========    ============


                                 LARGE CAP      NATURAL
                               CORE STRATEGY   RESOURCES
                                 PORTFOLIO     PORTFOLIO
-----------------------------  --------------------------
Total Purchases..............  $307,927,322    $5,875,841
                               ============    ==========
Total Sales..................  $338,528,401    $5,718,268
                               ============    ==========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

As of December 31, 2002, unrealized appreciation/depreciation for Federal income tax purposes were as follows:

                                                                                                FUNDAMENTAL       GLOBAL
                                                                  BALANCED        CORE BOND        GROWTH       ALLOCATION
                                                              CAPITAL STRATEGY     STRATEGY       STRATEGY       STRATEGY
                                                                 PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
Appreciated securities......................................   $   34,385,506    $  5,197,509   $  3,517,717   $  6,531,658
Depreciated securities......................................     (166,672,065)       (162,189)   (59,834,594)   (23,554,652)
                                                               --------------    ------------   ------------   ------------
Net unrealized appreciation (depreciation)..................   $ (132,286,559)   $  5,035,320   $(56,316,877)  $(17,022,994)
                                                               ==============    ============   ============   ============
Cost for Federal income tax purposes, including options
 written....................................................   $1,008,552,578    $162,080,519   $317,590,041   $149,693,704
                                                               ==============    ============   ============   ============

Net realized gains (losses) for the year ended December 31, 2002 and net unrealized gains (losses) as of December 31, 2002 were as follows:

                                             BALANCED CAPITAL                CORE BOND              FUNDAMENTAL GROWTH
                                            STRATEGY PORTFOLIO          STRATEGY PORTFOLIO          STRATEGY PORTFOLIO
                                       ----------------------------   -----------------------   ---------------------------
                                         REALIZED      UNREALIZED      REALIZED
                                          GAINS           GAINS         GAINS      UNREALIZED     REALIZED      UNREALIZED
                                         (LOSSES)       (LOSSES)       (LOSSES)      GAINS         LOSSES         LOSSES
---------------------------------------------------------------------------------------------------------------------------
Investments:
 Long-term securities................  $(80,028,373)  $(127,306,462)  $1,397,995   $5,122,075   $(68,108,657)  $(54,159,298)
 Short-term securities...............            --              --         (109)         --          (1,310)            --
 Financial futures contracts.........            --              --     (138,843)         --              --             --
 Interest rate spreadlocks...........            --              --      (26,196)         --              --             --
 Interest rate swaps.................            --              --           --          --              --             --
 Options written.....................            --              --       33,450          --              --             --
                                       ------------   -------------   ----------   ----------   ------------   ------------
Total investments....................   (80,028,373)   (127,306,462)   1,266,297   5,122,075     (68,109,967)   (54,159,298)
                                       ------------   -------------   ----------   ----------   ------------   ------------
Currency transactions:
 Forward foreign exchange
   contracts.........................            --              --           --          --              --             --
 Foreign currency transactions.......         4,231          34,348           --          --         (18,256)            --
                                       ------------   -------------   ----------   ----------   ------------   ------------
Total currency transactions..........         4,231          34,348           --          --         (18,256)            --
                                       ------------   -------------   ----------   ----------   ------------   ------------
Total................................  $(80,024,142)  $(127,272,114)  $1,266,297   $5,122,075   $(68,128,223)  $(54,159,298)
                                       ============   =============   ==========   ==========   ============   ============

                                            GLOBAL ALLOCATION
                                           STRATEGY PORTFOLIO
                                       ---------------------------
                                         REALIZED      UNREALIZED
                                          GAINS          GAINS
                                         (LOSSES)       (LOSSES)
-------------------------------------  ---------------------------
Investments:
 Long-term securities................  $ (9,783,134)  $(16,292,776)
 Short-term securities...............            (6)       (12,381)
 Financial futures contracts.........    (3,328,252)      (131,925)
 Interest rate spreadlocks...........            --             --
 Interest rate swaps.................            --             --
 Options written.....................       358,957        148,053
                                       ------------   ------------
Total investments....................   (12,752,435)   (16,289,029)
                                       ------------   ------------
Currency transactions:
 Forward foreign exchange
   contracts.........................      (417,952)      (178,352)
 Foreign currency transactions.......     1,611,981        126,840
                                       ------------   ------------
Total currency transactions..........     1,194,029        (51,512)
                                       ------------   ------------
Total................................  $(11,558,406)  $(16,340,541)
                                       ============   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                    INTERMEDIATE    LARGE CAP CORE      MONEY         NATURAL
     HIGH YIELD      GOVERNMENT        STRATEGY        RESERVE       RESOURCES
     PORTFOLIO     BOND PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------
    $  1,655,997    $  8,379,827    $  11,067,791    $    239,959   $ 2,370,009
     (20,956,217)       (216,357)     (19,635,310)         (1,200)   (1,177,067)
    ------------    ------------    -------------    ------------   -----------
    $(19,300,220)   $  8,163,470    $  (8,567,519)   $    238,759   $ 1,192,942
    ============    ============    =============    ============   ===========
    $103,780,478    $266,554,459    $ 214,327,359    $470,867,718   $15,018,690
    ============    ============    =============    ============   ===========

                                  INTERMEDIATE GOVERNMENT         LARGE CAP CORE             MONEY RESERVE
       HIGH YIELD PORTFOLIO           BOND PORTFOLIO            STRATEGY PORTFOLIO             PORTFOLIO
    ---------------------------   -----------------------   --------------------------   ---------------------
      REALIZED                                 UNREALIZED
       GAINS        UNREALIZED     REALIZED      GAINS        REALIZED     UNREALIZED    REALIZED   UNREALIZED
      (LOSSES)        LOSSES        GAINS       (LOSSES)       LOSSES        LOSSES       GAINS       GAINS
--------------------------------------------------------------------------------------------------------------
    $(12,054,922)  $(19,277,434)  $5,022,339   $8,227,442   $(26,021,708)  $(4,317,719)       --           --
             234             --          114          --              --            --   $18,377     $238,759
              --             --      529,861       3,676              --            --        --           --
              --             --           --          --              --            --        --           --
              --             --       56,250    (222,390)             --            --        --           --
              --             --           --          --              --            --        --           --
    ------------   ------------   ----------   ----------   ------------   -----------   -------     --------
     (12,054,688)   (19,277,434)   5,608,564   8,008,728     (26,021,708)   (4,317,719)   18,377      238,759
    ------------   ------------   ----------   ----------   ------------   -----------   -------     --------
              --             --           --          --              --            --        --           --
              --             --           --          --             (10)           --        --           --
    ------------   ------------   ----------   ----------   ------------   -----------   -------     --------
              --             --           --          --             (10)           --        --           --
    ------------   ------------   ----------   ----------   ------------   -----------   -------     --------
    $(12,054,688)  $(19,277,434)  $5,608,564   $8,008,728   $(26,021,718)  $(4,317,719)  $18,377     $238,759
    ============   ============   ==========   ==========   ============   ===========   =======     ========

       NATURAL RESOURCES
           PORTFOLIO
     ----------------------
                 UNREALIZED
     REALIZED      GAINS
      LOSSES      (LOSSES)
---  ----------------------
     $(451,287)  $1,225,060
           (28)          --
            --           --
            --           --
            --           --
            --           --
     ---------   ----------
      (451,315)   1,225,060
     ---------   ----------
            --           --
        (2,144)         (11)
     ---------   ----------
        (2,144)         (11)
     ---------   ----------
     $(453,459)  $1,225,049
     =========   ==========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The Intermediate Government Bond Portfolio had entered into the following forward interest rate swaps as of December 31, 2002:

                                                               INTEREST RECEIVED     INTEREST PAID
                                                              -------------------   ---------------
NOTIONAL                                                      CURRENT               CURRENT           EXPIRATION
AMOUNT                                                         RATE       TYPE       RATE     TYPE       DATE
----------------------------------------------------------------------------------------------------------------
$2,700,000..................................................  1.38%     Variable+     4.85%   Fixed   12/31/2012
$3,000,000..................................................  1.38%     Variable+   4.2675%   Fixed   12/16/2011
$3,300,000..................................................  1.38%     Variable+     4.18%   Fixed    6/16/2011

+ 3-month LIBOR at quarterly reset date.

Transactions in call options written for the year ended December 31, 2002 for Core Bond Strategy Portfolio and Global Allocation Strategy Portfolio are as follows:

                                                                      CORE BOND                 GLOBAL ALLOCATION
                                                                  STRATEGY PORTFOLIO           STRATEGY PORTFOLIO
                                                              --------------------------   ---------------------------
                                                               NOMINAL VALUE                NOMINAL VALUE
                                                                COVERED BY      PREMIUMS     COVERED BY      PREMIUMS
                                                              WRITTEN OPTIONS   RECEIVED   WRITTEN OPTIONS   RECEIVED
----------------------------------------------------------------------------------------------------------------------
Outstanding call options written, at beginning of year......           --            --          52,500      $ 135,502
Options written.............................................       20,007       $33,450         366,200        794,054
Options expired.............................................      (20,007)      (33,450)        (60,500)      (154,282)
Options exercised...........................................                                    (15,800)       (44,425)
Options closed..............................................                                   (151,000)      (341,101)
                                                                  -------       -------       ---------      ---------
Outstanding call options written, at end of year............           --       $    --         191,400      $ 389,748
                                                                  =======       =======       =========      =========

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

                                            BALANCED CAPITAL                 CORE BOND              FUNDAMENTAL GROWTH
                                           STRATEGY PORTFOLIO           STRATEGY PORTFOLIO          STRATEGY PORTFOLIO
                                       ---------------------------   -------------------------   -------------------------
FOR THE YEAR ENDED                                      DOLLAR                       DOLLAR                      DOLLAR
DECEMBER 31, 2002                        SHARES         AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold..........................      444,050   $   5,340,057    2,039,787   $ 23,519,080    1,272,153   $ 25,159,814
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................    2,617,008      28,774,932      578,547      6,635,686       83,919      1,299,524
                                       -----------   -------------   ----------   ------------   ----------   ------------
Total issued.........................    3,061,058      34,114,989    2,618,334     30,154,766    1,356,072     26,459,338
Shares redeemed......................  (10,781,994)   (133,028,994)  (1,837,330)   (21,200,350)  (3,543,773)   (63,335,340)
                                       -----------   -------------   ----------   ------------   ----------   ------------
Net increase (decrease)..............   (7,720,936)  $ (98,914,005)     781,004   $  8,954,416   (2,187,701)  $(36,876,002)
                                       ===========   =============   ==========   ============   ==========   ============

                                           GLOBAL ALLOCATION
                                          STRATEGY PORTFOLIO
                                       -------------------------
FOR THE YEAR ENDED                                     DOLLAR
DECEMBER 31, 2002                        SHARES        AMOUNT
-------------------------------------  -------------------------
Shares sold..........................     705,929   $  8,002,562
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     548,299      5,751,926
                                       ----------   ------------
Total issued.........................   1,254,228     13,754,488
Shares redeemed......................  (2,096,066)   (23,762,726)
                                       ----------   ------------
Net increase (decrease)..............    (841,838)  $(10,008,238)
                                       ==========   ============

                                             BALANCED CAPITAL                CORE BOND              FUNDAMENTAL GROWTH
                                            STRATEGY PORTFOLIO          STRATEGY PORTFOLIO          STRATEGY PORTFOLIO
                                        --------------------------   -------------------------   -------------------------
FOR THE YEAR ENDED                                      DOLLAR                       DOLLAR                      DOLLAR
DECEMBER 31, 2001                         SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold...........................     497,685   $   6,683,117    2,130,889   $ 24,155,975    1,479,414   $ 34,742,278
Shares issued resulting from
 reorganization.......................   7,074,129      96,733,938           --             --           --             --
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................   2,104,746      27,637,933      621,067      7,003,030      108,850      2,383,808
                                        ----------   -------------   ----------   ------------   ----------   ------------
Total issued..........................   9,676,560     131,054,988    2,751,956     31,159,005    1,588,264     37,126,086
Shares redeemed.......................  (8,722,054)   (116,507,620)  (1,900,319)   (21,563,096)  (4,000,487)   (90,953,778)
                                        ----------   -------------   ----------   ------------   ----------   ------------
Net increase (decrease)...............     954,506   $  14,547,368      851,637   $  9,595,909   (2,412,223)  $(53,827,692)
                                        ==========   =============   ==========   ============   ==========   ============

                                            GLOBAL ALLOCATION
                                           STRATEGY PORTFOLIO
                                        -------------------------
FOR THE YEAR ENDED                                      DOLLAR
DECEMBER 31, 2001                         SHARES        AMOUNT
--------------------------------------  -------------------------
Shares sold...........................     404,748   $  4,952,214
Shares issued resulting from
 reorganization.......................          --             --
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................     269,909      3,220,011
                                        ----------   ------------
Total issued..........................     674,657      8,172,225
Shares redeemed.......................  (1,833,597)   (22,461,724)
                                        ----------   ------------
Net increase (decrease)...............  (1,158,940)  $(14,289,499)
                                        ==========   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                  INTERMEDIATE GOVERNMENT            LARGE CAP
       HIGH YIELD PORTFOLIO           BOND PORTFOLIO          CORE STRATEGY PORTFOLIO      MONEY RESERVES PORTFOLIO
    --------------------------   -------------------------   -------------------------   ----------------------------
                     DOLLAR                      DOLLAR                      DOLLAR                        DOLLAR
      SHARES         AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
     15,724,244   $ 84,200,082    3,556,441   $ 40,501,078      880,626   $ 13,217,369    180,130,120   $ 180,130,120
                     7,729,182      908,311     10,242,529      145,337      2,010,012      8,185,324       8,185,324
      1,446,172
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
     17,170,416     91,929,264    4,464,752     50,743,607    1,025,963     15,227,381    188,315,444     188,315,444
    (13,452,722)   (73,773,973)  (4,209,513)   (47,433,037)  (2,809,713)   (44,267,988)  (231,811,539)   (231,811,539)
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
      3,717,694   $ 18,155,291      255,239   $  3,310,570   (1,783,750)  $(29,040,607)   (43,496,095)  $ (43,496,095)
    ===========   ============   ==========   ============   ==========   ============   ============   =============

       NATURAL RESOURCES
           PORTFOLIO
     ----------------------
                  DOLLAR
      SHARES      AMOUNT
---  ----------------------
      875,461   $ 9,685,086
        9,687       102,001
     --------   -----------
      885,148     9,787,087
     (901,725)   (9,699,202)
     --------   -----------
      (16,577)  $    87,885
     ========   ===========

                                  INTERMEDIATE GOVERNMENT            LARGE CAP
       HIGH YIELD PORTFOLIO           BOND PORTFOLIO          CORE STRATEGY PORTFOLIO      MONEY RESERVES PORTFOLIO
    --------------------------   -------------------------   -------------------------   ----------------------------
                     DOLLAR                      DOLLAR                      DOLLAR                        DOLLAR
      SHARES         AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
      8,634,041   $ 53,708,935    1,997,945   $ 22,205,120      504,826   $  8,812,696    205,157,916   $ 205,157,916
             --             --           --             --           --             --             --              --
      1,429,633      8,889,437    1,117,918     12,404,755      155,269      2,686,428     21,228,931      21,228,931
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
     10,063,674     62,598,372    3,115,863     34,609,875      660,095     11,499,124    226,386,847     226,386,847
    (10,910,190)   (69,064,656)  (2,448,906)   (27,222,255)  (2,441,692)   (42,117,262)  (221,144,494)   (221,144,494)
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
       (846,516)  $ (6,466,284)     666,957   $  7,387,620   (1,781,597)  $(30,618,138)     5,242,353   $   5,242,353
    ===========   ============   ==========   ============   ==========   ============   ============   =============

         NATURAL RESOURCES
             PORTFOLIO
     -------------------------
                     DOLLAR
       SHARES        AMOUNT
---  -------------------------
      1,983,037   $ 22,284,116
             --             --
         13,756        142,510
     ----------   ------------
      1,996,793     22,426,626
     (2,234,813)   (24,469,607)
     ----------   ------------
       (238,020)  $ (2,042,981)
     ==========   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund (excluding the Money Reserve Portfolio), along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000 of the credit agreement. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund paid the following ordinary income dividends on January 2, 2003 to shareholders of record on December 31, 2002:

                                                              PER SHARE
PORTFOLIO                                                      AMOUNT
-----------------------------------------------------------------------
Core Bond Strategy..........................................  $.047271
High Yield..................................................   .044493
Intermediate Government Bond................................   .043828
-----------------------------------------------------------------------

The Fund paid the following ordinary income dividends on February 3, 2003 to shareholders of record on February 3, 2003:

                                                              PER SHARE
PORTFOLIO                                                      AMOUNT
-----------------------------------------------------------------------
Core Bond Strategy..........................................  $.040959
High Yield..................................................   .044510
Intermediate Government Bond................................   .042980
-----------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:

                                             BALANCED CAPITAL               CORE BOND            FUNDAMENTAL GROWTH
                                            STRATEGY PORTFOLIO         STRATEGY PORTFOLIO        STRATEGY PORTFOLIO
                                         -------------------------   -----------------------   -----------------------
                                         12/31/2002    12/31/2001    12/31/2002   12/31/2001   12/31/2002   12/31/2001
----------------------------------------------------------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $28,774,932   $27,637,933   $6,635,686   $7,003,030   $1,299,524   $2,383,808
                                         -----------   -----------   ----------   ----------   ----------   ----------
 Total Taxable Distributions...........  $28,774,932   $27,637,933   $6,635,686   $7,003,030   $1,299,524   $2,383,808
                                         ===========   ===========   ==========   ==========   ==========   ==========

                                            GLOBAL ALLOCATION
                                           STRATEGY PORTFOLIO
                                         -----------------------
                                         12/31/2002   12/31/2001
---------------------------------------  -----------------------
Distributions paid from:
 Ordinary income.......................  $5,751,926   $3,220,011
                                         ----------   ----------
 Total Taxable Distributions...........  $5,751,926   $3,220,011
                                         ==========   ==========

As of December 31, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                 BALANCED CAPITAL        CORE BOND        FUNDAMENTAL GROWTH   GLOBAL ALLOCATION
                                                STRATEGY PORTFOLIO   STRATEGY PORTFOLIO   STRATEGY PORTFOLIO   STRATEGY PORTFOLIO
                                                ------------------   ------------------   ------------------   ------------------
Undistributed ordinary Income-net.............    $          --         $   629,355         $          --         $    172,473
Undistributed long-term capital gains--net....               --                  --                    --                   --
                                                  -------------         -----------         -------------         ------------
Total undistributed earnings--net.............               --             629,355                    --              172,473
Capital loss carryforward.....................     (131,755,864)(a)      (1,746,123)(b)      (148,065,874)(c)      (22,528,009)(d)
Unrealized gains (losses)--net................     (133,430,353)*         4,847,056*          (60,775,975)*        (21,363,122)*
                                                  -------------         -----------         -------------         ------------
Total accumulated earnings (losses)--net......    $(265,186,217)        $ 3,730,288         $(208,841,849)        $(43,718,658)
                                                  =============         ===========         =============         ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------

                               INTERMEDIATE GOVERNMENT           LARGE CAP
     HIGH YIELD PORTFOLIO          BOND PORTFOLIO         CORE STRATEGY PORTFOLIO   MONEY RESERVES PORTFOLIO
    -----------------------   -------------------------   -----------------------   ------------------------
    12/31/2002   12/31/2001   12/31/2002    12/31/2001    12/31/2002   12/31/2001   12/31/2002   12/31/2001
------------------------------------------------------------------------------------------------------------
    $7,729,182   $8,889,437   $10,242,529   $12,404,755   $2,010,012   $2,686,428   $8,185,324   $21,228,931
    ----------   ----------   -----------   -----------   ----------   ----------   ----------   -----------
    $7,729,182   $8,889,437   $10,242,529   $12,404,755   $2,010,012   $2,686,428   $8,185,324   $21,228,931
    ==========   ==========   ===========   ===========   ==========   ==========   ==========   ===========


     NATURAL RESOURCES PORTFOLIO
     ---------------------------
      12/31/2002     12/31/2001
---  ---------------------------
       $102,001       $142,510
       --------       --------
       $102,001       $142,510
       ========       ========

                           INTERMEDIATE GOVERNMENT          LARGE CAP
    HIGH YIELD PORTFOLIO       BOND PORTFOLIO        CORE STRATEGY PORTFOLIO   MONEY RESERVES PORTFOLIO
-------------------------------------------------------------------------------------------------------
       $     683,050             $   900,334              $         --               $         --
                  --                      --                        --                         --
       -------------             -----------              ------------               ------------
             683,050                 900,334                        --                         --
         (30,387,941)(e)          (1,856,165)(f)           (71,279,971)(g)                     --
         (21,801,605)*             7,932,806*              (18,675,441)*                  238,759
       -------------             -----------              ------------               ------------
       $ (51,506,496)            $ 6,976,975              $(89,955,412)              $    238,759
       =============             ===========              ============               ============


     NATURAL RESOURCES PORTFOLIO
---  ---------------------------
            $         --
                      --
            ------------
                      --
                (722,835)(h)
               1,158,709*
            ------------
            $    435,874
            ============

(a) On December 31, 2002, the Portfolio had a net capital loss carryforward of $131,755,864, of which $2,257,152 expires in 2008, $48,702,411 expires in
     2009 and $80,796,301 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

(b) On December 31, 2002, the Portfolio had a net capital loss carryforward of $1,746,123, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

(c) On December 31, 2002, the Portfolio had a net capital loss carryforward of $148,065,874, of which $78,533,293 expires in 2009 and $69,532,581 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

(d) On December 31, 2002, the Portfolio had a net capital loss carryforward of $22,528,009, of which $13,048,714 expires in 2009 and $9,479,295 expires in
     2010. This amount will be available to offset like amounts of any future taxable gains.

(e) On December 31, 2002, the Portfolio had a net capital loss carryforward of $30,387,941 of which $230,736 expires in 2005, $3,240,218 expires in 2006,
     $1,824,536 expires in 2007, $6,196,936 expires in 2008, $8,474,548  expires in 2009 and $10,420,967 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

(f) On December 31, 2002, the Portfolio had a net capital loss carryforward of $1,856,165, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

(g) On December 31, 2002, the Portfolio had a net capital loss carryforward of $71,279,971, of which $45,594,321 expires in 2009 and $25,685,650 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

(h) On December 31, 2002, the Portfolio had a net capital loss carryforward of $722,835, of which $234,573 expires in 2007 and $488,262 expires in 2010.
     This amount will be available to offset like amounts of any future taxable gains.

 * The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, book/tax differences in the accrual of income on securities in default, the deferral of post-October capital and currency losses for tax purposes and other book/tax temporary differences.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
MERRILL LYNCH SERIES FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Series Fund, Inc. (comprising the Balanced Capital Strategy, Core Bond Strategy, Fundamental Growth Strategy, Global Allocation Strategy, High Yield, Intermediate Government Bond, Large Cap Core Strategy (formerly Capital Stock), Money Reserve and Natural Resources Portfolios) as of December 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Merrill Lynch Series Fund, Inc. as of December 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 24, 2003

--------------------------------------------------------------------------------
MERRILL LYNCH SERIES FUND, INC.
OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

INTERESTED DIRECTOR

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                                                                 FUND COMPLEX
                                      POSITION(S) HELD                               PRINCIPAL OCCUPATION(S)       OVERSEEN
    NAME, ADDRESS & AGE                  WITH FUND        LENGTH OF TIME SERVED        DURING PAST 5 YEARS       BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*                        President and       1999 to present and     Chairman, Americas Region      117 Funds
P.O. Box 9011                          Director            1985 to present         since 2001, and Executive    162 Portfolios
Princeton, NJ 08543-9011                                                           Vice President since 1983
Age: 62                                                                            of Fund Asset Management
                                                                                   ("FAM") and Merrill Lynch
                                                                                   Investment Managers, L.P.
                                                                                   ("MLIM"); President of
                                                                                   Merrill Lynch Mutual Funds
                                                                                   since 1999; President of
                                                                                   FAM Distributors, Inc.
                                                                                   ("FAMD") since 1986 and
                                                                                   Director thereof since
                                                                                   1991; Executive Vice
                                                                                   President and Director of
                                                                                   Princeton Services, Inc.
                                                                                   (Princeton Services") since
                                                                                   1993; President of
                                                                                   Princeton Administrators,
                                                                                   L.P. since 1988; Director
                                                                                   of Financial Data Services,
                                                                                   Inc., since 1985.
------------------------------------------------------------------------------------------------------------------------------

----------------------------  -------------------

                              OTHER DIRECTORSHIPS
    NAME, ADDRESS & AGE        HELD BY DIRECTOR
----------------------------  -------------------
Terry K. Glenn*                      None
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 62
---------------------------------------------------------------------------------

* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31, of the year which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

INDEPENDENT DIRECTORS

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                               PORTFOLIOS IN
                                                                                                               FUND COMPLEX
                                      POSITION(S) HELD                              PRINCIPAL OCCUPATION(S)      OVERSEEN
    NAME, ADDRESS & AGE                  WITH FUND      LENGTH OF TIME SERVED*        DURING PAST 5 YEARS       BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
Donald W. Burton                          Director        2002 to present         General Partner of The         23 Funds
P.O. Box 9095                                                                     Burton Partnership, Limited  34 Portfolios
Princeton, NJ 08543-9095                                                          Partnership since 1979;
Age: 58                                                                           Managing General Partner of
                                                                                  the South Atlantic Venture
                                                                                  Funds, Limited Partnerships
                                                                                  and Chairman of South
                                                                                  Atlantic Private Equity
                                                                                  Fund IV, Limited
                                                                                  Partnership since 1983;
                                                                                  Member of the Investment
                                                                                  Advisory Council of the
                                                                                  Florida State Board of
                                                                                  Administration since 2001.
----------------------------------------------------------------------------------------------------------------------------

----------------------------  -------------------

                              OTHER DIRECTORSHIPS
    NAME, ADDRESS & AGE        HELD BY DIRECTOR
----------------------------  -------------------
Donald W. Burton              ITC DeltaCom, Inc.,
P.O. Box 9095                 ITC Holding
Princeton, NJ 08543-9095      Company, Inc.,
Age: 58                       Knology, Inc.,
                              MainBancorp, N.A.,
                              PriCare, Inc.,
                              Symbion, Inc.

-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (CONCLUDED)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                               PORTFOLIOS IN
                                                                                                               FUND COMPLEX
                                      POSITION(S) HELD                              PRINCIPAL OCCUPATION(S)      OVERSEEN
    NAME, ADDRESS & AGE                  WITH FUND      LENGTH OF TIME SERVED*        DURING PAST 5 YEARS       BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
M. Colyer Crum                            Director        2000 to present         James R. Williston,            23 Funds
P.O. Box 9095                                                                     Professor of Investment      34 Portfolios
Princeton, NJ 08543-9095                                                          Management Emeritus,
Age: 70                                                                           Harvard Business School
                                                                                  since 1996; Director,
                                                                                  Cambridge Bancorp since
                                                                                  1969; Chairman & Director,
                                                                                  Phaeton International, Ltd.
                                                                                  since 1985.
----------------------------------------------------------------------------------------------------------------------------
Laurie Simon Hodrick                      Director        2000 to present         Professor of Finance and       23 Funds
P.O. Box 9095                                                                     Economics, Graduate School   34 Portfolios
Princeton, NJ 08543-9095                                                          of Business, Columbia
Age: 40                                                                           University since 1998.
----------------------------------------------------------------------------------------------------------------------------
J. Thomas Touchton                        Director        1988 to present         Managing Partner of The        23 Funds
P.O. Box 9095                                                                     Witt Touchton Company and    34 Portfolios
Princeton, NJ 08543-9095                                                          its predecessor, The Witt
Age: 64                                                                           Co., since 1972; Trustee
                                                                                  Emeritus of Washington and
                                                                                  Lee University.
----------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss                             Director        2000 to present         Managing Director of FGW       23 Funds
P.O. Box 9095                                                                     Associates since 1997;       34 Portfolios
Princeton, NJ 08543-9095                                                          Director, BTO
Age: 61                                                                           International, PLC since
                                                                                  2001; Director, Watson
                                                                                  Pharmaceuticals, Inc. since
                                                                                  2000.

----------------------------  -------------------

                              OTHER DIRECTORSHIPS
    NAME, ADDRESS & AGE        HELD BY DIRECTOR
----------------------------  -------------------
M. Colyer Crum                Cambridge Bancorp
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 70
-------------------------------------------------------------------------------------------------------------------------
Laurie Simon Hodrick          None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 40
----------------------------------------------------------------------------------------------------------------------------
J. Thomas Touchton            TECO Energy, Inc.
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 64
----------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss                 Watson
P.O. Box 9095                 Pharmaceuticals,
Princeton, NJ 08543-9095      Inc.
Age: 61

--------------------------------------------------------------------------------
* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31, of the year which they turn 72.
--------------------------------------------------------------------------------

FUND OFFICERS
-----------------------------------------------------------------------------
                                  POSITION(S) HELD
      NAME, ADDRESS & AGE            WITH FUND       LENGTH OF TIME SERVED*
-----------------------------------------------------------------------------
Donald C. Burke                   Vice President       1993 to present and
P.O. Box 9011                     and Treasurer          1999 to present
Princeton, NJ 08543-9011
Age: 42
-----------------------------------------------------------------------------
Robert C. Doll, Jr.               Senior Vice            2000 to present
P.O. Box 9011                     President
Princeton, NJ 08543-9011
Age: 48
-----------------------------------------------------------------------------
B. Daniel Evans                   Senior Vice            2002 to present
P.O. Box 9011                     President
Princeton, NJ 08543-9011
Age: 58
-----------------------------------------------------------------------------
Lawrence Fuller                   Senior Vice            1998 to present
P.O. Box 9011                     President
Princeton, NJ 08543-9011
Age: 61
-----------------------------------------------------------------------------
Kevin J. McKenna                  Senior Vice            1998 to present
P.O. Box 9011                     President
Princeton, NJ 08543-9011
Age: 45
-----------------------------------------------------------------------------

FUND OFFICERS
--------------------------------  ------------------------------------------------------------

      NAME, ADDRESS & AGE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------  ------------------------------------------------------------
Donald C. Burke                   First Vice President of FAM and MLIM since 1997 and the
P.O. Box 9011                     Treasurer thereof since 1999; Senior Vice President and
Princeton, NJ 08543-9011          Treasurer of Princeton Services since 1999; Vice President
Age: 42                           of FAMD since 1999; Director of MLIM Taxation since 1990.
-----------------------------------------------------------------------------
Robert C. Doll, Jr.               President and Global Chief Investment Officer of MLIM and
P.O. Box 9011                     member of the Executive Management Committee of ML & Co.,
Princeton, NJ 08543-9011          Inc. since 2001; Chief Investment Officer, Senior Vice
Age: 48                           President and Co-Head of MLIM Americas from 1999 to 2001;
                                  Chief Investment Officer of Oppenheimer Funds, Inc. from
                                  1987 to 1999 and Executive Vice President from 1991 to 1999.
-----------------------------------------------------------------------------
B. Daniel Evans                   Director (Global Fixed Income) of MLIM since 2000; Vice
P.O. Box 9011                     President of MLIM from 1995 to 2000.
Princeton, NJ 08543-9011
Age: 58
-----------------------------------------------------------------------------
Lawrence Fuller                   Managing Director of MLIM since 2000 and First Vice
P.O. Box 9011                     President from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 61
-----------------------------------------------------------------------------
Kevin J. McKenna                  Managing Director of MLIM and Head of MLIM Americas Fixed
P.O. Box 9011                     Income since 2000; First Vice President of MLIM from 1997 to
Princeton, NJ 08543-9011          2002.
Age: 45
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND OFFICERS (CONCLUDED)

-----------------------------------------------------------------------------
                                  POSITION(S) HELD
      NAME, ADDRESS & AGE            WITH FUND       LENGTH OF TIME SERVED*
-----------------------------------------------------------------------------
Kurt Schansinger                  Senior Vice            2001 to present
P.O. Box 9011                     President
Princeton, NJ 08543-9011
Age: 42
-----------------------------------------------------------------------------
Robert Shearer                    Senior Vice            1998 to present
P.O. Box 9011                     President
Princeton, NJ 08543-9011
Age: 47
-----------------------------------------------------------------------------
Dennis W. Stattman                Senior Vice            2001 to present
P.O. Box 9011                     President
Princeton, NJ 08543-9011
Age: 51
-----------------------------------------------------------------------------
Patrick Maldari                   Vice President         2002 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 40
-----------------------------------------------------------------------------
Robert F. Murray                  Vice President         1998 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 45
-----------------------------------------------------------------------------
James Pagano                      Vice President         2002 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 40
-----------------------------------------------------------------------------
Jacqueline Rogers-Ayoub           Vice President         1996 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 45
-----------------------------------------------------------------------------
Susan Baker                       Secretary              2002 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 45
-----------------------------------------------------------------------------
* Officers of the Fund serve at the pleasure of the Board of Directors.
-----------------------------------------------------------------------------

--------------------------------  ------------------------------------------------------------

      NAME, ADDRESS & AGE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------  ------------------------------------------------------------
Kurt Schansinger                  Managing Director of MLIM since 2000 and First Vice
P.O. Box 9011                     President from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 42
-----------------------------------------------------------------------------
Robert Shearer                    Managing Director of MLIM since 2000 and First Vice
P.O. Box 9011                     President from 1998 to 2000.
Princeton, NJ 08543-9011
Age: 47
-----------------------------------------------------------------------------
Dennis W. Stattman                Managing Director of MLIM since 2000 and First Vice
P.O. Box 9011                     President from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 51
-----------------------------------------------------------------------------
Patrick Maldari                   Managing Director of MLIM since 2000 and First Vice
P.O. Box 9011                     President from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 40
-----------------------------------------------------------------------------
Robert F. Murray                  Director of MLIM (Global Fixed Income) since 2001; Vice
P.O. Box 9011                     President of MLIM from 1993 to 2001.
Princeton, NJ 08543-9011
Age: 45
-----------------------------------------------------------------------------
James Pagano                      Vice President of MLIM since 1996.
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 40
-----------------------------------------------------------------------------
Jacqueline Rogers-Ayoub           Vice President of MLIM since 1986.
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 45
-----------------------------------------------------------------------------
Susan Baker                       Director (Legal Advisory) of MLIM since 1999 and Vice
P.O. Box 9011                     President from 1993 to 1999; Attorney associated with MLIM
Princeton, NJ 08543-9011          since 1987.
Age: 45
-----------------------------------------------------------------------------
* Officers of the Fund serve at
-----------------------------------------------------------------------------

PRINCIPAL OFFICE OF THE FUND
Box 9011
Princeton, New Jersey 08543-9011
CUSTODIAN
The Bank of New York
110 Washington Street
New York, New York 10286

                                                            -----------------------------------------------------
TRANSFER AGENT
Financial Data Services, Inc.                                 Further information about the Fund's Officers and
4800 Deer Lake Drive East                                     Directors is available in the Fund's Statement of
Jacksonville, Florida 32246-6484                              Additional Information, which can be obtained
800-637-3863                                                  without charge by calling 1-800-MER-FUND.
                                                            -----------------------------------------------------

--------------------------------------------------------------------------------

Effective January 1, 2003, J. Thomas Touchton, Director of Merrill Lynch Series Fund, Inc., retired. The Fund's Board of Directors wishes Mr. Touchton well in his retirement.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in Money Reserve Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although Money Reserve Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

59828-12/02

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. - N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed - end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8 -- Reserved

Item 9(a)- Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b)-- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Merrill Lynch Series Fund, Inc.

         By: /s/ Terry K. Glenn
             ------------------
             Terry K. Glenn,
             President of
             Merrill Lynch Series Fund, Inc.

         Date: February 24, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By: /s/ Terry K. Glenn
             ------------------
             Terry K. Glenn,
             President of
             Merrill Lynch Series Fund, Inc.

         Date: February 24, 2003

         By: /s/ Donald C. Burke
             -------------------
             Donald C. Burke
             Chief Financial Officer of
             Merrill Lynch Series Fund, Inc.

         Date: February 24, 2003